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                         THE INTERSTATE TAX-EXEMPT FUND
                  810 SEVENTH AVENUE, NEW YORK, N.Y. 10019-5868
                        212-977-9982 - 800-637-1700

                  --------------------------------------------

                     24-HOUR YIELD AND BALANCE INFORMATION:
               NATIONWIDE 800-637-1700 - WWW.RESERVEFUNDS.COM

                       STATEMENT OF ADDITIONAL INFORMATION

     This Statement of Additional Information ("SAI") describes the Interstate Tax-Exempt Fund of The Reserve Tax-Exempt Trust (the "Fund"). This Statement is not a Prospectus, but provides detailed information to supplement the Prospectus dated July 31, 1998 and should be read in conjunction with it. A copy of the Prospectus may be obtained without charge by writing or calling the Fund at the above address or telephone number. The Securities and Exchange Commission ("SEC") maintains a web site (http://www.sec.gov) that contains this SAI, the prospectus, material incorporated by reference, and other information regarding the Fund electronically filed with the SEC. This SAI is dated July 31, 1998.

     TABLE OF CONTENTS                                                                             PAGE
     Investment Objective and Policies..........................................................    2
     Trustees and Executive Officers............................................................    3
     Investment Management, Distribution and Custodian Agreements...............................    5
     Portfolio Turnover, Transaction Charges and Allocation.....................................    7
     Shares of Beneficial Interest..............................................................    7
     Municipal Obligations......................................................................    8
     Purchase, Redemption and Pricing of Shares.................................................    9
     Distributions and Taxes....................................................................   11
     Fund Yield.................................................................................   13
     Reserve Cash Performance Account...........................................................   14
     Ratings....................................................................................   14
     Financial Statements.......................................................................   16
     Report of Independent Accountants..........................................................   27


SHARES OF THE FUND ARE NEITHER GUARANTEED NOR INSURED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.



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                        INVESTMENT OBJECTIVE AND POLICIES

     The Interstate Fund's primary investment objective is to seek as high a level of short-term interest income exempt from federal income taxes as is consistent with preservation of capital and liquidity, by investing principally in obligations issued by states, territories, and possessions of the U.S. and by their political subdivisions, duly constituted authorities and corporations.

     Securities, generally known as "municipal bonds" or "municipal notes" (hereinafter collectively referred to as "Municipal Obligations"), and the interest on them is exempt from Federal income tax in the opinion of bond counsel for the issuers. Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. The interest paid on such obligations may be exempt from Federal income tax. At least 80% of the Fund's assets will be invested in Municipal Obligations unless the Fund has adopted a defensive position.

     The Fund will purchase tax-exempt securities which are rated MIG-1 or MIG-2 by Moody's Investor Services, Inc. ("Moody's"); SP-1 or SP-2 by Standard & Poor's Corporation ("S&P") or rated the equivalent thereof. Municipal Obligations which are not rated may be purchased provided such securities are determined, by the Fund's investment adviser pursuant to guidelines adopted by the Board of Trustees, to be of comparable quality to those rated securities in which the Fund may invest.

     Subsequent to its purchase by the Fund, an issue of rated Municipal Obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In the event a Municipal Obligation's rating falls below the second highest rating category of a nationally recognized statistical rating agency, the Municipal Obligation will be disposed of within five Business Days of the date the investment Adviser becomes aware of the new rating absent a finding by the Board of Trustees that disposal of the Security would not be in the best interests of the Funds. Should a rated Municipal Obligation cease to be rated, the investment Adviser will promptly reassess the credit risk of the Municipal Obligation. The ratings of Moody's and S&P represent their opinions as to the quality of the Municipal Obligations they rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

     From time to time, on a temporary basis other than for temporary defensive purposes, the Fund may invest in taxable short-term investments ("Taxable Investments") consisting of obligations backed by the full faith and credit of the U.S. Government, its agencies and instrumentalities ("U.S. Governments"); deposit-type obligations, acceptances and letters of credit of Federal Deposit Insurance Corporation member banks; or instruments fully secured or collateralized by such obligations. The Fund will not invest in foreign securities or in taxable commercial paper. Interest earned on Taxable Investments will be taxable income to investors. Unless the Fund has adopted a temporary defensive position, no more than 20% of its net assets will be invested in Taxable Investments at any time.

SUPPLEMENTAL INVESTMENT POLICIES. The investment objective, and the following investment policies may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. A majority of the outstanding shares of the Fund means the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The Fund cannot:


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(1)  invest in any security other than those discussed herein or in the
     Prospectus;
(2) borrow money except as a temporary or emergency measure (but not for the purpose of purchasing investment securities), and not in an amount to exceed 5% of the value of its total assets;
(3)  issue securities senior to its capital stock;
(4)  act as an underwriter with respect to the securities of others;
(5) concentrate investments in any particular industry except to the extent that its investments are concentrated exclusively in Municipal Obligations, in U.S. governments, or instruments secured by such obligations;
(6) purchase, sell or otherwise invest in real estate or commodities or commodity contracts; however, the Fund may purchase Municipal Obligations secured by interests in real estate;
(7) lend more than 33 1/3% of the value of its total assets except to the extent its investments may be considered loans;
(8) sell any security short or write, sell or purchase any futures contract or put or call option; provided, however, that the Fund shall have the authority to purchase Municipal Obligations subject to a stand-by commitment, at the Fund's option;
(9) invest in voting securities or in companies for the purpose of exercising control;
(10) invest in the securities of other investment companies except in compliance with the Investment Company Act of 1940 ("1940 Act");
(11) make investments on a margin basis; and
(12) purchase or sell any securities (other than securities of the Fund) from or to any officer or Trustee of the Fund, the investment Adviser, or affiliated person except in compliance with the 1940 Act.

OTHER POLICIES. Certain banks and other municipal securities dealers have indicated a willingness to sell Municipal Obligations to the Fund accompanied by a commitment to repurchase the securities, at the Fund's option or on a specified date, at an agreed-upon price or yield within a specified period prior to the maturity date of such securities.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS. A repurchase agreement transaction occurs when the Fund purchases and simultaneously contracts to resell securities at fixed prices determined by the negotiated yields. The Fund will limit repurchase agreement transactions to those domestic financial institutions and securities dealers who are deemed credit-worthy pursuant to guidelines established by the Fund's Board of Trustees. The investment Adviser will follow procedures intended to provide that all acquired repurchase agreements are at least 100% collateralized as to principal and interest. The Fund will make payment for such instruments only upon their physical delivery to, or evidence of their book-entry transfer to, the account of the Fund's Custodian. If the seller defaults on the repurchase obligation, the Fund could incur a loss, and may incur costs in disposing of the underlying security. The Fund will not hold more than 10% of its net assets in illiquid securities, including repurchase agreements with a term greater than seven (7) days.

     The Fund may sell securities in a reverse repurchase agreement when it is considered advantageous, such as to cover net redemptions or to avoid a premature outright sale of its portfolio securities. In a typical reverse repurchase agreement transaction, the seller (Fund) retains the right to receive interest and principal payments on the security, but transfers title to and possession of it to a second party in return for a percentage of its value. By paying back to this party the value received plus interest, the seller repurchases the transferred security. It is the Fund's policy that entering into a reverse repurchase agreement will be for temporary purposes only and, when aggregated with other borrowings, may not exceed 5% of the value of the total assets of the Fund at the time of the transaction.

                         TRUSTEES AND EXECUTIVE OFFICERS

     ++BRUCE R. BENT, 61, President, Treasurer and Trustee, 810 Seventh Avenue, New York, NY 10019-5868.

     Mr. Bent is President, Treasurer, and Trustee of The Reserve Funds ("RF"), Reserve Institutional Trust ("RIT"), Reserve Tax-Exempt Trust ("RTET"), Reserve New York Tax-Exempt Trust ("RNYTET") and Reserve Private Equity Series ("RPES"); Director, Vice President and Secretary of Reserve Management Company, Inc. ("RMCI") and Reserve Management Corporation ("RMC"); and Chairman and Director of Resrv Partners, Inc. ("RESRV").


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     +EDWIN EHLERT, JR., 67, Trustee, 125 Elm Street, Westfield, NJ 07091.

     Mr. Ehlert is President and Director of Ehlert Travel Associates, Inc. (travel agency) and Ehlert Travel Associates of Florida, Inc. (travel agency), and Trustee of RF, RIT, RTET, RNYTET and RPES.

     +HENRI W. EMMET, 72, Trustee, 1535 Presidential Drive, Apt. 4A, Columbus, OH 43212.

     Mr. Emmet retired as the Managing Director of Servus Associates, Inc. in 1994, and U.S.A. Representative of the First National Bank of Southern Africa in 1996. Since 1995, Mr. Emmet has served as Principal of Global Interaction, which provides consulting services to international banking interests. He is currently Trustee of RF, RIT, RTET, RNYTET and RPES.

     +DONALD J. HARRINGTON, C.M., 53, Trustee, St. John's University, Jamaica, NY 11439.

     The Reverend Harrington is President of St. John's University, NY, a Trustee of RF, RIT, RTET, RNYTET and RPES and a Director of Bear Stearns Companies, Inc. since 1993.

     BRUCE R. BENT II, 32, Senior Vice President and Assistant Secretary, 810 Seventh Avenue, New York, NY 10019-5868.

     Mr. Bent II joined The Reserve Funds in 1992 and is Senior Vice President and Assistant Secretary of RF, RIT, RNYTET, RTET and RPES.

     MARYKATHLEEN FOYNES, 28, Counsel and Secretary, 810 Seventh Avenue, New York, NY 10019-5868.

     Ms. Foynes is Counsel and Secretary of RF, RIT, RNYTET, RTET and RPES. Before joining The Reserve Funds in 1998, Ms. Foynes was a staff attorney at PaineWebber, Inc.

+ Messrs. Ehlert, Emmet and Harrington are members of a Review Committee which performs the functions of an Audit Committee and reviews compliance procedures and practices.

++ Interested Trustee within the meaning of the 1940 Act. The members of the Board of Trustees who are not Interested Trustees, will be paid a stipend of $3,500 for each joint Board meeting that they attend and an annual fee of $16,000 for service to all of the trusts in the complex.

     Under the Declaration of Trust, the Trustees and officers are entitled to be indemnified by the Trust to the fullest extent permitted by law against all liabilities and expenses reasonably incurred by them in connection with any claim, suit or judgment or other liability or obligation of any kind in which they become involved by virtue of their service as a Trustee or officer of the Trust, except liabilities incurred by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

As of May 31, 1998, Trustees and officers directly or indirectly as a group owned less than 1% of the outstanding shares of the Funds. The Trust does not pay any pension or retirement benefits.

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              COMPENSATION TABLE FOR FISCAL YEAR ENDED MAY 31, 1998

                                              AGGREGATE                          TOTAL COMPENSATION
                                            COMPENSATION                     FROM FUND AND FUND COMPLEX
        NAME OF TRUSTEE, POSITION            FROM FUNDS                 (4 ADDITIONAL TRUSTS) PAID TO TRUSTEE
--------------------------------------- --------------------   ----------------------------------------------
Bruce R. Bent, President                       $     0                               $       0
Edwin Ehlert, Jr., Trustee                     $ 2,001                               $  30,000
Henri W. Emmet, Trustee                        $ 2,001                               $  30,000
Rev. Donald J. Harrington, Trustee             $ 2,001                               $  30,000

      INVESTMENT MANAGEMENT, DISTRIBUTION, SERVICE AND CUSTODIAN AGREEMENTS

INVESTMENT MANAGEMENT AGREEMENT. Reserve Management Company, Inc. ("RMCI" or "Adviser"), 14 Locust Place, Manhasset, NY 11030, a registered investment adviser, manages the Fund and provides it with investment advice. Since November 15, 1971, the Adviser and its affiliates have been advising the Reserve Funds, which currently has assets in excess of $4.7 million. Under the Investment Management Agreement, RMCI manages the Fund's investments, including effecting purchases and sales thereof, in furtherance of its investment objective and policies, subject to overall control and direction of the Trustees. RMCI also makes promotional and advertising expenditures related to the sale of Fund shares (paying for prospectuses distributed to potential investors and for other sales literature, but not paying for prospectuses distributed to current shareholders, distribution assistance payments paid by the Fund, or registration fees and expenses).

     For these services, the Fund periodically pays RMCI a management fee at the annual rate of 0.50% of the first $500 million of average daily net assets, 0.475% of the next $500 million of such assets, 0.45% of the next $500 million of such assets, 0.425% per annum of the next $500 million of such assets, and 0.40% of such assets in excess of $2 billion. For the fiscal years ended May 31, 1996, 1997 and 1998, RMCI received management fees of $1,602,360, $1,532,970 and
$1,676,809, respectively, from the Fund.

     From time to time, RMCI may waive receipt of its fees and/or voluntarily assume certain expenses of the Fund which would have the effect of lowering the Fund's expense ratio and increasing yield to investors at the time such amounts are assumed or waived as the case may be. RMCI may also make such advertising and promotional expenditures, using its own resources, use it from time to time deems appropriate.

     The Investment Management Agreement for the Fund was duly approved by shareholders in 1986, and may be renewed annually if specifically approved by the Board of Trustees and by the vote of a majority of the Trustees who are not "interested persons" ("disinterested Trustees") cast in person at a meeting called for the purpose of voting on such renewal. The Agreement terminates automatically upon its assignment and may be terminated without penalty upon 60 days' written notice by a vote of the Board of Trustees or by vote of a majority of outstanding voting shares of the Fund or by RMCI.

     Pursuant to the Service Agreement (see Service Agreement in the Prospectus), during the fiscal year ended May 31, 1998 the Fund reimbursed RMCI $934,265 for expenses. For the fiscal years ended May 31, 1996 and 1997 RMCI was reimbursed $1,081,664 and $1,083,471 for expenses, respectively.

DISTRIBUTION AGREEMENT. The Fund's Distributors are Pacific Global Fund Distributors, Incorporated ("PGFDI"), 206 North Jackson Street, Suite 201, Glendale, CA 91206, and Resrv Partners, Inc. ("RESRV"), 810 Seventh Avenue, New York, NY 10019-5868. The Fund has authorized the Distributors, in connection with their sale of Fund shares, to give only such information and to make only such statements and representations as are contained in the Prospectus. Sales may be made only by the Prospectus. The Distributors may offer and sell shares of the Fund pursuant to a separate Prospectus applicable to such Distributor. The Distributors are "principal underwriters" for the Fund within the meaning of the Investment Company Act of 1940, and as such, act as agent in arranging for the continuous offering of Fund shares. The Distributors have the right to enter into selected dealer agreements with brokers or other persons of their choice for the sale of Fund shares. Parties to selected dealer agreements may receive assistance payments, if they qualify for such payments, under the Plan of Distribution described below. RESRV's and PGFDI's principal business is the distribution of mutual fund shares. No Distributor

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has retained any underwriting commissions on the sale of Fund shares during the last three fiscal years. The Distributors do not have the exclusive right to distribute Fund shares and the Fund may, therefore, continue to distribute its own shares.

     The Distribution Agreements may be renewed annually if specifically approved by the Board of Trustees and by the vote of a majority of the disinterested Trustees cast in person at a meeting called for the purpose of voting on such approval or by the vote of a majority of the outstanding voting securities of the Fund.

PLAN OF DISTRIBUTION. The Fund maintains a Plan of Distribution ("Plan") and related agreements, as amended, under Rule 12b-1 of the 1940 Act, which provides that investment companies may pay distribution expenses, directly or indirectly, pursuant to a Plan adopted by the investment company's Board and approved by its shareholders. Under the Plan, the Fund makes assistance payments to brokers, financial institutions and other financial intermediaries ("Firms") for shareholder accounts ("qualified accounts") at an annual rate of 0.20% of the average daily net asset value ("NAV") of all Firms' qualified accounts. Such distribution assistance may include, but is not limited to, establishment of shareholder accounts, delivering prospectuses to prospective investors and processing automatic investment in Fund shares of client account balances. Substantially all such monies (together with significant amounts from RMCI's own resources) are paid by RMCI to Firms for their distribution assistance or administrative services, with any remaining amounts being used to partially defray other expenses incurred by RMCI in distributing Fund shares. In addition to the amounts required by the Plan, RMCI may, at its discretion, pay additional amounts from its resources. The rate of any additional amounts that may be paid will be based upon RESRV's and RMCI's analysis of the contribution that a Firm makes to the Fund by increasing assets under management and reducing expense ratios and the cost to the Fund if such services were provided directly by the Fund or other authorized persons. RESRV and RMCI will also consider the need to respond to competitive offers of others, which could result in assets being withdrawn from the Fund and an increase in the expense ratio for the Fund. RMCI may elect to retain a portion of the distribution assistance payments to pay for sales materials or other promotional activities. The Trustees have determined that there is a reasonable likelihood the Plan will benefit the Fund and its shareholders.

     The Glass-Steagall Act prohibits all entities which receive deposits from engaging to any extent in the business of issuing, underwriting, selling, or distributing securities, although national and state chartered banks are permitted to purchase and sell securities upon the order and for the account of their customers. Those persons who wish to provide assistance in the form of activities not primarily intended to result in the sale of Fund shares (such as administrative and account maintenance services) may include banks, upon advice of counsel that they are permitted to do so under applicable laws and regulations, including the Glass-Steagall Act. In such event, no preference will be given to securities issued by such banks as investments, and the assistance payments received by such banks under the Plan may or may not compensate the banks for their administrative and account maintenance services for which the banks may also receive compensation from the bank accounts they service. It is Fund management's position that payments to banks pursuant to the Plan for activities not primarily intended to result in the sale of Fund shares, such as administrative and account maintenance services, do not violate the Glass-Steagall Act. However, this is an unsettled area of the law and if a determination contrary to management's position is made by a bank regulatory agency or court concerning payments to banks contemplated by the Plan, any such payments will be terminated and any shares registered in the bank's name, for its underlying customer, will be registered in the name of that customer. Financial institutions providing distribution assistance or administrative services for the Fund may be required to register as securities dealers in certain states.

     Under the Plan, the Fund's Controller or Treasurer reports quarterly the amounts and purposes of assistance payments. During the continuance of the Plan the selection and nomination of the disinterested Trustees is at the discretion of the disinterested Trustees currently in office.

     During the fiscal year ended May 31, 1998, $635,544 was paid under the Plan by the Fund. Any such payments are intended to benefit the Fund by maintaining or increasing net assets to permit economies of scale in providing services to shareholders and to contribute to the stability of such shareholder services. During the fiscal year ended May 31, 1998, substantially all payments made by the Fund were to brokers or other financial institutions and intermediaries for share balances in the Fund.

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

     The Plan and related agreements were duly approved by shareholders and may be terminated at any time by a vote of a majority of the outstanding voting securities of the Fund or by vote of the disinterested trustees. The Plan and related agreements may be renewed from year to year, if approved by a vote of the majority of the disinterested Trustees cast in person at a meeting called for the purpose of voting on such renewal. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plan must also be approved by a vote of the Board of Trustees and of the disinterested Trustees, cast in person at a meeting called for the purpose of such vote.

CUSTODIAL SERVICES AND INDEPENDENT ACCOUNTANT. The Chase Manhattan Bank, 4 New York Plaza, New York, NY 10004 is Custodian of the Fund's securities and cash pursuant to Custodian Agreements. PricewaterhouseCoopers LLP, 1301 Avenue of the Americas, New York, NY 10019 is the Fund's independent accountant.

             PORTFOLIO TURNOVER, TRANSACTION CHARGES AND ALLOCATION

     As investment securities transactions made by the Fund are normally principal transactions at net prices, the Fund does not normally incur brokerage commissions. Purchases of securities from underwriters involve a commission or concession paid by the issuer to the underwriter and aftermarket transactions with dealers involve a spread between the bid and asked prices. During the past three fiscal years, the Fund has not paid any brokerage commissions.

     The Fund's policy of investing in debt securities maturing within 13 months results in high portfolio turnover. However, because the cost of these transactions is minimal, high turnover does not have a materially adverse effect upon the net asset value or yield of the Fund.

     Subject to the overall supervision of the officers of the Fund and the Board of Trustees, RMCI places all orders for the purchase and sale of the Fund's investment securities. In general, in the purchase and sale of investment securities, RMCI will seek to obtain prompt and reliable execution of orders at the most favorable prices and yields. In determining best price and execution, RMCI may take into account a dealer's operational and financial capabilities, the type of transaction involved, the dealer's general relationship with RMCI, and any statistical, research, or other services provided by the dealer to RMCI. To the extent such non-price factors are taken into account the execution price paid may be increased, but only in reasonable relation to the benefit of such non-price factors to the Fund as determined by RMCI. Brokers or dealers who execute investment securities transactions may also sell shares of the Fund; however, any such sales will be neither a qualifying nor disqualifying factor in the selection of brokers or dealers.

     When orders to purchase or sell the same security on identical terms are simultaneously placed for the Fund and other investment companies managed by RMCI, the transactions are allocated as to amount in accordance with each order placed for each Fund. However, RMCI may not always be able to purchase or sell the same security on identical terms for all investment companies affected.

                          SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest, and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. If they deem it advisable and in the best interests of shareholders, the Trustees may classify or reclassify any unissued shares of the Fund by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms and conditions of redemption of the stock. Any changes would be required to comply with any applicable state and federal securities laws. These currently require that each class be preferred over all other classes in respect to assets specifically allocated to such class. It is anticipated that under most circumstances, the rights of any additional classes would be comparable, unless otherwise required, to respond to the particular situation. Upon liquidation of the Trust, shareholders are entitled to share, pro rata, in the net assets of their respective Funds available for distribution to such shareholders. It is possible, although considered highly unlikely in view of the method of operation of mutual funds, that should the assets of one class of shares be insufficient to satisfy its liabilities, the assets of another class could be subject to claims arising from the operations of the first class of shares. No changes can be made to the Fund's issued shares without shareholder approval.

     Only Interstate Portfolio shares are offered by the Prospectus which accompanied or preceded this Statement of Additional Information. Each share, when issued, is fully paid, non-assessable (except as set forth below), and fully transferable or redeemable at the shareholder's option. Each Fund share has an equal interest in the net assets of the Fund, equal rights to all dividends and other distributions, and one vote for all purposes. Shares of all classes vote together for the election of Trustees and have noncumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Trustees could elect all Trustees if they so chose, and in such event the holders of the remaining shares could not elect any person to the Board of Trustees.

     Under Massachusetts law, The shareholders and trustees of a business trust can be personally liable for the Fund's obligations unless, as in this instance, the Declaration of Trust provides, in substance, that no shareholder or Trustee shall be personally liable for the Fund's, and each investment portfolio's, obligations to third parties, and requires that every written contract made by a Fund contain a provision to that effect. The Declaration of Trust also requires the Fund to indemnify its shareholders and Trustees against such liabilities and any related claims or expenses.

     The Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     SEC regulations provide that if a class is separately affected by a matter requiring a vote (election of Trustees, ratification of independent auditor selection, and approval of an underwriting agreement are not considered to have such separate effect and may be voted upon by shareholders of the Trust as a whole), each such class will vote separately on such matters as approval of the Investment Management Agreement, material amendments to the Plan of Distribution, and changes in the fundamental policies of the Fund. These items require approval by a majority of the affected shareholders. For this purpose a "majority" is constituted by either 50% of all shares voting as a group or 67% of the shares voted as a group at an annual meeting of shareholders at which at least 50% of the shares of each group are represented.

     As of June 30, 1998, no person was known to own of record or beneficially 5% or more of the outstanding shares of the Fund.

                              MUNICIPAL OBLIGATIONS

     Municipal bonds and municipal notes are the two major classifications of Municipal Obligations. Such obligations are generally issued to obtain funds for various public purposes, including the construction of public facilities such as airports, bridges highways, houses, hospitals, mass transportation, schools, streets, and water and sewer works. In addition, Municipal Obligations may be issued to refund outstanding debt and obtain funds for general operating expenses.

     Municipal bonds, which are long-term instruments and generally have maturities longer than one year when issued, may be either "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities, as, in some cases, from the proceeds of a special excise tax or other specific revenue source but not from the general taxing power.

     Certain kinds of industrial development bonds ("IDBs") are issued by or on behalf of public authorities to provide funding for various privately operated industrial facilities such as warehouse, office, plant, and store facilities. IDBs are, in most cases, revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The payment of the principal and interest on IDBs usually depends solely on the ability of the user of the facilities financed by the bonds or other guarantor to meet its financial obligations and, in certain instances, the pledge of real and personal property as security for payment. If there is no established secondary market for the IDBs, the IDBs or the participation interests purchased by the Fund will be supported by repurchase commitments and bank letters of credit or guarantees of banks that meet the quality criteria of the Fund, and which may be exercised by the Fund to provide liquidity.

     Municipal notes are usually issued to obtain funds in anticipation of receipt of taxes, receipt of proceeds of issuances of municipal bonds or other revenue which will provide funds to repay the notes, and generally have maturities of one year or less.

     On April 20, 1988, the U.S. Supreme Court, in South Carolina v. Baker, overruled an 1895 case, Pollock v. Farmers' Loan & Company which held that interest on Municipal Obligations was immune from federal taxation. As a result, proposals may be introduced before the Congress to eliminate or restrict the federal income tax exemption for interest on certain Municipal Obligations.

     The Fund may purchase securities affected by these proposals. If such proposals are enacted, the availability of Municipal Obligations by the Fund would be adversely affected. In such event, the Fund would reevaluate its investment objective and policies and submit possible changes in the structure of the Fund for the consideration of shareholders. Investors should be aware that the quantity of Municipal Obligations available for purchase by the Fund may be limited, and that factor may affect the amount of tax-exempt income which can be obtained from an investment in the Fund. Substantial reductions in the availability of tax-exempt securities might also cause a reevaluation of the Fund's investment objective and policies.

VARIABLE RATE DEMAND INSTRUMENTS. Variable rate demand instruments that the Fund may purchase are tax-exempt Municipal Obligations or participation interests therein that provide for periodic adjustments in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice, either from the issuer or by drawing on a bank letter of credit or guarantee issued with respect to such instrument. The issuer of the Municipal Obligation may have a corresponding right to prepay at its discretion the outstanding principal of the instrument plus accrued interest upon notice comparable to that required for the holder to demand payment.

     The variable rate demand instruments in which the Fund may invest will comply with Rule 2a-7 under the 1940 Act. The Fund will determine the variable rate demand instruments it will purchase in accordance with procedures prescribed by its Board to minimize credit risks. The Fund's investment Adviser may determine that an unrated variable rate demand instrument meets the Fund's high-quality criteria if it is backed by a suitable bank letter of credit or guarantee.

     The variable rate demand instruments that the Fund may invest in include participation interests purchased from banks in variable rate tax-exempt Municipal Obligations owned by banks or affiliated organizations. A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation and provides the repurchase feature described above. Each participation is backed by an irrevocable letter of credit or guarantee of an appropriately rated bank. The Fund has the right to sell the instrument back to the bank and draw on the letter of credit on demand, after seven days' notice, for all or any part of the full principal amount of the Fund's participation interest in the bond plus accrued interest. Banks usually retain a service fee, a letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the Municipal Obligations over the negotiated yield at which the instrument was purchased by the Fund.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASES AND REDEMPTIONS THROUGH OTHERS. Share purchases and redemptions may also be made through brokers and financial institutions ("firms"). Firms may provide varying arrangements for their clients with respect to the purchase and redemption of Fund shares and may arrange with their clients for other investments or administrative services. Some of these participate in the Fund's Plan of Distribution ("Plan"). Under the Plan, payments are made to persons who provide assistance in distributing Fund shares or other assistance to the Fund.

     IF SHARES OF THE FUND ARE PURCHASED BY CHECK OR RESERVE AUTOMATIC TRANSFER THE FUND MAY DELAY TRANSMITTAL OF REDEMPTION PROCEEDS UNTIL SUCH TIME AS IT HAS ASSURED ITSELF THAT GOOD PAYMENT HAS BEEN COLLECTED FOR THE PURCHASE OF SUCH SHARES, WHICH MAY BE UP TO 10 BUSINESS DAYS.

     Redemption payments will normally be made by check or wire transfer but the Fund is authorized to make payment of redemptions partly or wholly in kind (that is, by delivery of investment securities valued at the same time as the redemption net asset value is determined). The Fund has elected to permit any shareholder of record to make redemptions wholly in cash to the extent the shareholder's redemptions in any 90-day period do not exceed the lesser of $250,000 or 1% of the net assets of the Fund. The election is irrevocable pursuant to rules and regulations under the 1940 Act unless withdrawal is permitted by order of the SEC. Redemptions in kind are further limited by the Fund's intention to redeem in kind only when necessary to reduce a disparity between amortized cost and market value. In disposing of such securities, an investor might incur transaction costs and on the date of disposition might receive an amount less than the net asset value of the redemption.

NET ASSET VALUE. Shares are offered at NAV which is calculated at the close of each Business Day as defined in the Prospectus. The NAV is not calculated on New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving, Christmas, on other days the New York Stock Exchange is closed for trading, and on regional banking holidays. The NAV of the Fund is normally maintained at $1.00 per share. The Fund cannot guarantee that its NAV will always remain at $1.00 per share.

     The NAV per share of the Fund is determined by adding the fair value of all of the Fund's securities, cash and other assets, subtracting its liabilities, and dividing the result by the number of its shares outstanding. The Board of Trustees has determined the most practical method currently available for valuing portfolio instruments is the amortized cost method. This procedure values a purchased security at cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium and accrual of interest income, irrespective of intervening changes in interest rates or security market values.

     In order to maintain a $1.00 share price the Fund will utilize the following practices: maintain a dollar-weighted average portfolio maturity of 90 days or less; purchase only instruments having remaining maturities of 397 days or less; and invest only in securities determined by the Board of Trustees to be of high quality with minimal credit risk. To assess whether repurchase agreement transactions present more than minimal credit risk, the trustees periodically review RMCI's evaluation of the creditworthiness of all entities, including banks and broker-dealers, with which the Fund proposes to enter into repurchase agreements. In addition, the Fund has adopted procedures taking into account current market conditions and the investment objective of the Fund, to attempt to maintain the Fund's net asset value as computed for the purpose of sales and redemptions at $1.00 per share. Such procedures will include review by the Trustees, at such intervals as they may determine reasonable, to ascertain the extent of any difference in the net asset value of the Fund from $1.00 a share determined by valuing its assets at amortized cost as opposed to valuing them based on market factors. If the deviation exceeds 1/2 of one (1) percent, the Trustees will promptly consider what action if any should be initiated. If they believe that the deviation may result in material dilution or other unfair results to shareholders, the trustees have undertaken to apply appropriate corrective remedies which may include the sale of the Fund's assets prior to maturity to realize capital gains or losses or to shorten the average maturity of the Fund, withholding dividends, redemption of shares of the Fund in kind, or reverting to valuation based upon market prices and estimates.

EXCHANGE PRIVILEGE. A shareholder of the Fund may exchange shares at NAV with all Reserve money-market funds. A shareholder of the Interstate Fund may also exchange shares for shares of portfolios of The Reserve Private Equity Series and the Pacific Advisors Fund, Inc. This exchange privilege may not be available to clients of certain firms. A sales load will be charged on such an exchange unless a waiver of the sales load applies. A shareholder may qualify for waiver of the sales load if the shares of the Interstate Fund which are being exchanged were acquired: (a) by a previous exchange for shares purchased with a sales load, or (b) through reinvestment of dividends or distributions paid with respect to the foregoing category of shares. Similarly, a shareholder of Pacific Advisors may exchange, shares for shares of the Interstate Fund. Shares to be acquired in an exchange must be registered for sale in the investor's state. The Interstate Fund reserves the right to record all exchange requests.

     The exchange privilege may be modified or terminated at any time, or from time to time, upon 60 days' notice to shareholders. Additional information regarding the exchange privilege is available from the Pacific Advisors Fund Inc. at 800-282-6693 or any authorized firm. A shareholder considering an exchange to the Pacific Advisors Fund Inc. should refer to its prospectus for additional information.

SHAREHOLDER SERVICE POLICIES. The Fund's policies concerning shareholder services are subject to change from time to time. The Fund reserves the right to change the $1,000 minimum account size subject to the $5 monthly service charge or involuntary redemption. The Fund further reserves the right to impose special service charges for services provided to individual shareholders generally including, but not limited to, fees for returned checks, stop payment orders on official checks and shareholder checks, and special research services. The Fund's standard service charges as described in the Prospectus are also subject to adjustment from time to time. In addition, the Fund reserves the right to increase its minimum initial investment amount at any time.

CREDITING OF INVESTMENTS. The Fund will only give credit for investments in the Fund on the day they become available in federal funds. A Federal Reserve wire system transfer ("Fed wire") is the only type of wire transfer that is reliably available in federal funds on the day sent. For a Fed wire to receive same day credit, the Fund must be notified before 11:00 AM (New York time) of the amount to be transmitted and the account to be credited. Checks and other items submitted to the Fund for investment are only accepted when submitted in proper form, denominated in U.S. dollars, and are credited to shareholder accounts only upon their conversion into federal funds, which normally takes one or two Business Days following receipt. Physical items delivered to the Fund after 11:00 AM (New York time) are considered received on the following Business Day.

     Checks drawn on foreign banks are normally not accepted by the Fund. In addition, the Fund does not accept cash investments or travelers checks.

     The Fund reserves the right to reject any investment in the Fund for any reason and may, at any time, suspend all new investment in the Fund.

IF SHARES PURCHASED ARE TO BE PAID FOR BY WIRE AND THE WIRE IS NOT RECEIVED BY THE FUND OR IF SHARES ARE PURCHASED BY A CHECK, WHICH, AFTER DEPOSIT, IS RETURNED UNPAID OR PROVES UNCOLLECTABLE, THE PURCHASE MAY BE CANCELED OR REDEEMED IMMEDIATELY. THE INVESTOR THAT GAVE NOTICE OF THE INTENDED WIRE OR SUBMITTED THE CHECK WILL BE HELD FULLY RESPONSIBLE FOR ANY LOSSES INCURRED BY THE FUND, THE INVESTMENT ADVISER OR THE DISTRIBUTOR. THE FUND MAY REDEEM SHARES FROM ANY ACCOUNT REGISTERED IN THAT PURCHASER'S NAME AND MAY APPLY THE PROCEEDS THEREFROM TO THE PAYMENT OF ANY AMOUNTS DUE THE FUND, THE INVESTMENT ADVISER OR THE DISTRIBUTOR. SHARE CERTIFICATES. Share certificates are not issued by the Fund.

                             DISTRIBUTIONS AND TAXES

     The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"), so long as such qualification is in the best interests of shareholders. To qualify as a regulated investment company, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies); and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and its net tax-exempt interest income each taxable year.

     As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses for the one-year period ending on October 31 of the calendar year, and
(3) any ordinary income and capital gains for previous years that was not distributed during those years. A distribution, including an "exempt-interest dividend," will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to individual shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

     The Fund intends to qualify under the Code to pay "exempt-interest dividends" to its shareholders. The Fund will be so qualified if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities on which the interest payments are exempt from federal income tax. To the extent that dividends distributed by the Fund to its shareholders are derived from interest income exempt from federal income tax and are designated as "exempt-interest dividends" by the Fund, they will be excludable from the gross incomes of the shareholders for federal income tax purposes. "Exempt-interest dividends," however, must be taken into account by shareholders in determining whether their total incomes are large enough to result in taxation of up to 85% of their social security benefits and certain railroad retirement benefits. It should also be noted that tax-exempt interest on private activity bonds in which the Fund may invest generally is treated as a tax preference item for purposes of the alternative minimum tax for corporate and individual shareholders. The Fund will inform shareholders annually as to the portion of the distributions from the Fund which constituted "exempt-interest dividends."

     Dividends paid out of the Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Because no portion of the Fund's income is expected to consist of dividends paid by U.S. corporations, no portion of the dividends paid by the Fund is expected to be eligible for the corporate dividends-received deduction. Distributions of net capital gains, if any, designated as capital gain dividends are taxable to individual shareholders at the applicable 20% or 28% capital gains rate, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the NAV of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the NAV of those shares.

     Upon the sale or other disposition of shares of the Fund, in the event that the Fund fails to maintain a constant net asset value per share, a shareholder may realize a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares. Furthermore, a loss realized by a shareholder on the redemption, sale or exchange of shares of the Fund with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholder for less than six months.

     Under the Code, a shareholder may not deduct that portion of interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends (such as those of the Fund) which bears the same ratio to the total of such interest as the exempt-interest dividends bear to the total dividends (excluding net capital gain dividends) received by the shareholder. In addition, under rules issued by the Internal Revenue Service for determining when borrowed funds are considered to be used to purchase or carry particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to such purchase.

     The tax consequences to a foreign shareholder of an investment in the Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

     Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by industrial development bonds should consult their tax advisers before purchasing shares of the Fund. The term "substantial user" generally includes any "non-exempt person" who regularly uses in his or her trade or business a part of a facility financed by industrial development bonds. Generally, an individual will not be a "related person" of a substantial user under the Code unless the person or his or her immediate family owns directly or indirectly in the aggregate more than a 50% equity interest in the substantial user.

     The exemption from federal income tax of dividends derived from interest on Municipal Obligations does not necessarily result in exemption under the other tax laws of the U.S. or any state or local taxing authority.

     Shareholders are advised to consult with their tax advisers concerning the application of state and local taxes to an investment or income therefrom in the Fund which may differ from the Federal income tax consequences described above.

                                   FUND YIELD

     The current yield of the Fund may differ from its effective yield and annualized dividends.

     Current yield is calculated by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by a fraction having 365 in the numerator and the number of days in the base period in the denominator. The current yield stated in the prospectus utilizes a seven day base period. Net change in account value must reflect (i) the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares; and (ii) any recurring fees charged to all shareholder accounts, in proportion to the length of the base period and the Fund's average or median account size. Net change in account value must exclude realized gains or losses and unrealized appreciation or depreciation.

     Effective yield is computed by adding one to the current yield, raising the sum to a power equal to 365 divided by the number of days in the base period (seven days), and subtracting one from the result according to the following formula: Effective Yield = [(Base Period Return + 1) 365/7] - 1. Effective annual yields are a representation of the effective annual rate of return produced by the monthly compounding of Fund dividends. Taxable equivalent yield is computed by dividing either current yield or effective yield by a denominator equal to one minus a stated income tax rate according to the following formula: Taxable Equivalent Yield = Current or Effective Yield/(1 - Income Tax Rate).

     Yield information may be useful in reviewing the performance of the Fund, but because of fluctuations, it may or may not provide a basis for comparison with bank deposits, other money-market funds which have fluctuating share values, or other investments which pay a fixed yield for a stated period of time, such as Treasury bills, bank certificates of deposit, savings certificates and NOW accounts. When making comparisons, the investor should also consider the quality and maturity of the portfolio securities of the various money-market funds. An investor's principal is not guaranteed by the Fund, nor is it insured by a governmental agency.

                        RESERVE CASH PERFORMANCE ACCOUNT

     The Reserve Cash Performance Account ("CPA") provides a comprehensive package of additional services to investors in the Fund. Reserve CPA is a check arrangement with BankOne, Columbus, NA or the Chase Manhattan Bank whereby checks are issued to Reserve shareholders which may be used to redeem shares in the account in any amount. If a bank accepts a check, it will be paid in the order received by redemption of shares from the investor's Reserve account. Any check in an amount exceeding the Reserve account balance will be returned to the payee. Reserve CPA checks can be used in the same manner as any other bank checks. Paid checks will not be returned but complete information on such paid checks will be provided monthly.

     The VISA Gold Check Card (a debit card) is also available. The VISA card functions exactly as does a conventional VISA credit card except that the cardholder's Reserve account is automatically charged for all purchases and cash advances, thus eliminating the usual monthly finance charges. As with the checking facility, VISA charges are paid by liquidating shares in the Reserve Fund account, but any charges that exceed the balance will be rejected. VISA card issuance is subject to credit approval. Reserve, VISA or the bank may reject any application for checks or cards and may terminate an account at any time. Conditions for obtaining a VISA Check Card may be altered or waived by the Funds either generally or in specific instances. Checks and VISA cards are intended to provide investors with easy access to their account balances.

     There is no charge for CPA but the Funds will charge a non-refundable annual CPA Plus service fee (currently $60 which may be charged to the account at the rate of $5 monthly). Participants will be charged for specific costs incurred in placing stop payment orders, obtaining check copies and in processing returned checks. These charges may be changed at any time upon 30 days' notice. In addition, broker/dealers or other financial institutions in the CPA program may charge their own additional service fees.

     VISA cardholders may be liable for the unauthorized use of their card up to the amount set by governing Federal regulations, currently $50 if the Fund or the bank is not notified of the theft or loss within two (2) Business Days. Participants should refer to the VISA Account Shareholder Agreement for complete information regarding responsibilities and liabilities with respect to the VISA Gold card. If a card is lost or stolen, the cardholder should report the loss immediately by telephoning the issuing bank, Currently BankOne at 614-248-4242 which can be reached 24 hours a day, seven days a week or the Funds at 800-631-7784 or 212-977-9880 during normal business hours (9:00 A.M. to 5:00
P.M. New York time).

     The use of checks and cards by participants will be subject to the terms of your Reserve CPA Application and VISA Account Shareholder Agreement.

                                     RATINGS

TAX-EXEMPT BOND RATINGS. The highest ratings for municipal bonds are Aaa or Aa if rated by Moody's Investor Services, Inc. ("Moody's") and AAA or AA if rated by Standard & Poor's Corporation ("S&P"). Such bonds are judged to be of high-quality and are not considered speculative. Bonds rated A by Moody's are considered to possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Such bonds have factors giving security to principal and interest that are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Debt rated A by S&P is considered to have a strong capacity to pay interest and repay principal although it is more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

TAX-EXEMPT PAPER RATINGS. Moody's tax-exempt paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 12 months. The highest quality obligations are rated "Prime."

Issuers rated Prime-1 have superior ability for repayment of senior short-term debt obligations. Issuers rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. Moody's employs the following two designations, all judged to be investment grade, to indicate the relative repayment capacity of rated short-term loan issuers: MIG-1/VMIG-1, Best Quality and MIG-2/VMIG-2, High Quality. The designation of MIG-1/VMIG-1 indicates there is strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. The designation of MIG-2/VMIG-2 indicates margins of protection ample although not so large as in MIG-1/VMIG-1.

     S&P's tax-exempt paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The highest quality obligations are rated "A". Issues assigned "A" ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with designations to indicate the relative degree of safety. The two top such designations are 1 and 2. The "A-1" designation indicates that the degree of safety regarding timely payment is strong. The "A-2" designation indicates that capacity for timely payment is satisfactory. Municipal note ratings by S&P's are preceded by the designation SP. Those issues determined to possess overwhelming safety characteristics are designated SP-1+. Municipal notes designated SP-1 are considered to have a very strong or strong capacity to pay principal and interest. Municipal notes designated SP-2 are considered to have a satisfactory capacity to pay principal and interest.

              RESERVE TAX-EXEMPT TRUST - INTERSTATE TAX-EXEMPT FUND
                     STATEMENT OF NET ASSETS - MAY 31, 1998

                                                                                                                      PRINCIPAL
                                                                                                      MATURITY         AMOUNT
                              DESCRIPTION OF SECURITY                                                   DATE       (IN THOUSANDS)
----------------------------------------------------------------------------------                      ----       --------------
ALABAMA - .14%
Pell City IDA  for General Signal Corporation, 3.90% (a)                                              10/1/2000      $     500

ARIZONA - 3.41%
Apache IDA for Tucson Electric Power Company Series 83B, 3.90% (a)                                   12/15/2018          4,900
Apache IDA for Tucson Electric Power Company Series 83A, 3.85% (a)                                   12/15/2018          2,000
Pima IDA PCR for Tucson Electric Project, 3.85% (a)                                                   10/1/2022          5,100

CALIFORNIA - 7.22%
Alameda School Finance Authority Series D, 3.55% (a)                                                   7/1/2018          4,000
California School District Cash Reserves Program, 4.75%                                                7/2/1998          2,000
Fremont Public Finance Authority for Family Resource Center, 3.60% (a)                                 8/1/2028            500
Grand Terrace Community Redevelopment Agency, 4.40% (a)                                               12/1/2011          5,800
Los Angeles USD TRAN, 4.50%                                                                           6/30/1998          4,900
San Bernadino HFR Alta Park Project, 4.40% (a)                                                         5/1/2006          1,400
San Francisco Bayside Village Series 85D, 4.20% (a)                                                   12/1/2005          6,000
Santa Clara HFA for El Camino Hospital District Series A, 3.60% (a)                                    8/1/2015            500

COLORADO - 3.17%
Englewood HCF for SW Medical Professional Ltd. Series 85, 4.20% (a)                                   12/1/2010          1,450
Jefferson Country IDR for S.W. Medical Project, 4.20% (a)                                             11/1/2010          2,350
Eagle Revenue Bonds for Smith Creek Metro District, 3.75% (a)                                         10/1/2035          6,700
Wheat Ridge IDA for Pearse Electronics Inc. Project, 4.25% (a)                                         6/1/1999            625

CONNECTICUT - 2.93%
Connecticut DAI for Allen Group Inc., 3.90% (a)                                                        2/1/2013          1,000
Connecticut Develop. Authority HCR for Independent Living Project, 3.70% (a)                           7/1/2015          1,200
Connecticut Development Authority PCR for Western Massachusetts
 Electric Co. Series 1993A, 3.70% (a)                                                                  9/1/2028            900
Connecticut HEF for Yale University Series T, 3.70% (a)                                                7/1/2029          1,000
Connecticut State GOB Series B, 3.75% (a)                                                             5/15/2014          1,500
Hartford Redevelopment Agency MHR for Underwood Towers Project, 3.75% (a)                              6/1/2020          2,000
Sprague BAN, 4.05%                                                                                     9/4/1998          2,630

DISTRICT OF COLUMBIA - 1.51%
Washington, D.C. American University, 3.95% (a)                                                       10/1/2015          3,065
Washington, D.C. Housing Finance Agency MHR for Chastleton Development Project, 3.90% (a)              7/1/2027          2,200

                                                                                                                    VALUE
                              DESCRIPTION OF SECURITY                                                             (NOTE 1)
----------------------------------------------------------------------------------                                --------
ALABAMA - .14%
Pell City IDA  for General Signal Corporation, 3.90% (a)                                                     $    503,378

ARIZONA - 3.41%
Apache IDA for Tucson Electric Power Company Series 83B, 3.90% (a)                                              4,908,921
Apache IDA for Tucson Electric Power Company Series 83A, 3.85% (a)                                              2,003,641
Pima IDA PCR for Tucson Electric Project, 3.85% (a)                                                             5,117,151

CALIFORNIA - 7.22%
Alameda School Finance Authority Series D, 3.55% (a)                                                            4,024,756
California School District Cash Reserves Program, 4.75%                                                         2,088,403
Fremont Public Finance Authority for Family Resource Center, 3.60% (a)                                            501,577
Grand Terrace Community Redevelopment Agency, 4.40% (a)                                                         5,818,234
Los Angeles USD TRAN, 4.50%                                                                                     5,104,805
San Bernadino HFR Alta Park Project, 4.40% (a)                                                                  1,405,234
San Francisco Bayside Village Series 85D, 4.20% (a)                                                             6,044,642
Santa Clara HFA for El Camino Hospital District Series A, 3.60% (a)                                               501,557

COLORADO - 3.17%
Englewood HCF for SW Medical Professional Ltd. Series 85, 4.20% (a)                                             1,454,171
Jefferson Country IDR for S.W. Medical Project, 4.20% (a)                                                       2,356,760
Eagle Revenue Bonds for Smith Creek Metro District, 3.75% (a)                                                   6,744,128
Wheat Ridge IDA for Pearse Electronics Inc. Project, 4.25% (a)                                                    638,281

CONNECTICUT - 2.93%
Connecticut DAI for Allen Group Inc., 3.90% (a)                                                                 1,003,312
Connecticut Develop. Authority HCR for Independent Living Project, 3.70% (a)                                    1,203,738
Connecticut Development Authority PCR for Western Massachusetts
 Electric Co. Series 1993A, 3.70% (a)                                                                             902,853
Connecticut HEF for Yale University Series T, 3.70% (a)                                                         1,003,241
Connecticut State GOB Series B, 3.75% (a)                                                                       1,504,839
Hartford Redevelopment Agency MHR for Underwood Towers Project, 3.75% (a)                                       2,006,433
Sprague BAN, 4.05%                                                                                              2,711,234

DISTRICT OF COLUMBIA - 1.51%
Washington, D.C. American University, 3.95% (a)                                                                 3,075,198
Washington, D.C. Housing Finance Agency MHR for Chastleton Development Project, 3.90% (a)                       2,235,790

                                       16

                                                                                                                  PRINCIPAL
                                                                                                   MATURITY        AMOUNT
                              DESCRIPTION OF SECURITY                                                DATE      (IN THOUSANDS)
----------------------------------------------------------------------------------                   ----      --------------
FLORIDA - 4.41%
Boca Raton IDA for Parking Garage Project, 4.075% (a)                                              12/1/2014        2,200
Broward MHR for Welleby Apartments Project, 3.60% (a)                                              12/1/2006          400
Dade County Hospital Revenue Bonds, 3.85% (a)                                                       3/1/2025          100
Dade County Hospital Revenue Bonds, 3.90% (a)                                                       9/1/2025          200
Dade County IDA for Dolphin Stadium Project Series B, 3.90% (a)                                     1/1/2016        4,200
Duval County HFA for Lakes of Mayport Apartment Project, 3.95% (a)                                 12/1/2009          300
Gulf Breeze Series 85 A Revenue Bonds, 3.70% (a)                                                   12/1/2015           10
Jacksonville Hospital Revenue Bonds for University Medical Center, 4.25% (a)                        2/1/2018        2,600
Jacksonville Hospital Revenue Bonds for University Medical Center, 4.25% (a)                        2/1/2019        3,400
Martin PCR for Florida Power & Light, 3.95% (a)                                                     9/1/2024        2,000
University of North Florida HEF Capital Improvement Project, 3.75% (a)                             11/1/2024          100

GEORGIA - 3.93%
Clayton County DAI for Rivers Edge Development, 3.80% (a)                                           8/1/2006        3,925
Elbert County Industrial Building Authority Revenue Bonds for
 Seaboard Farms of Elberton, 3.90% (a)                                                              7/1/2005        1,800
Hapeville IDA for Hapeville Hotel Partnership Project, 3.95% (a)                                   11/1/2015          600
Municipal Electric Authority, 3.85% (a)                                                             1/1/2026        7,500

IOWA - 2.73%
Buffalo IDA for Linwood Mining & Materials, 4.20% (a)                                               1/1/2000          805
Iowa Finance Authority Revenue Bonds for Hospital Health Care Systems Series B, 3.85% (a)           7/1/2020        3,400
Iowa RAW Series A, 4.50%                                                                           6/26/1998        5,000
Polk County IDA for Convalescene Center Series 88, 3.95% (a)                                        1/1/2011          200

ILLINOIS - 0.75%
Chicago O'Hare Airport Revenue Bonds for American Airlines, 4% (a)                                 12/1/2017          100
Illinois HFA for Community Hospital Center, 3.75% (a)                                              10/1/2015          900
Streamwood IDA for Olde Church Centre Project, 3.90% (a)                                           12/1/2014        1,635

INDIANA - 2.94%
Indiana Muni Power Authority Revenue Bonds Series A, 3.95% (a)                                      1/1/2018        1,600
Tippecanoe County PCR for Caterpillar Inc., 3.90% (a)                                              11/1/2006        8,750

KANSAS - 1.71%
Olathe GO Temp Notes Series A, 4.125%                                                               6/1/1999        6,000

                                                                                                        VALUE
                              DESCRIPTION OF SECURITY                                                 (NOTE 1)
----------------------------------------------------------------------------------                    --------
FLORIDA - 4.41%
Boca Raton IDA for Parking Garage Project, 4.075% (a)                                                 2,222,325
Broward MHR for Welleby Apartments Project, 3.60% (a)                                                   401,307
Dade County Hospital Revenue Bonds, 3.85% (a)                                                           100,274
Dade County Hospital Revenue Bonds, 3.90% (a)                                                           200,542
Dade County IDA for Dolphin Stadium Project Series B, 3.90% (a)                                       4,213,946
Duval County HFA for Lakes of Mayport Apartment Project, 3.95% (a)                                      301,013
Gulf Breeze Series 85 A Revenue Bonds, 3.70% (a)                                                         10,033
Jacksonville Hospital Revenue Bonds for University Medical Center, 4.25% (a)                          2,609,996
Jacksonville Hospital Revenue Bonds for University Medical Center, 4.25% (a)                          3,413,071
Martin PCR for Florida Power & Light, 3.95% (a)                                                       2,006,370
University of North Florida HEF Capital Improvement Project, 3.75% (a)                                  100,332

GEORGIA - 3.93%
Clayton County DAI for Rivers Edge Development, 3.80% (a)                                             3,938,189
Elbert County Industrial Building Authority Revenue Bonds for
 Seaboard Farms of Elberton, 3.90% (a)                                                                1,811,929
Hapeville IDA for Hapeville Hotel Partnership Project, 3.95% (a)                                        601,904
Municipal Electric Authority, 3.85% (a)                                                               7,520,425

IOWA - 2.73%
Buffalo IDA for Linwood Mining & Materials, 4.20% (a)                                                   807,872
Iowa Finance Authority Revenue Bonds for Hospital Health Care Systems Series B, 3.85% (a)             3,411,267
Iowa RAW Series A, 4.50%                                                                              5,211,897
Polk County IDA for Convalescene Center Series 88, 3.95% (a)                                            200,671

ILLINOIS - 0.75%
Chicago O'Hare Airport Revenue Bonds for American Airlines, 4% (a)                                      100,321
Illinois HFA for Community Hospital Center, 3.75% (a)                                                   906,010
Streamwood IDA for Olde Church Centre Project, 3.90% (a)                                              1,640,588

INDIANA - 2.94%
Indiana Muni Power Authority Revenue Bonds Series A, 3.95% (a)                                        1,605,298
Tippecanoe County PCR for Caterpillar Inc., 3.90% (a)                                                 8,779,498

KANSAS - 1.71%
Olathe GO Temp Notes Series A, 4.125%                                                                 6,042,882

                                                                                                               PRINCIPAL
                                                                                           MATURITY             AMOUNT
                              DESCRIPTION OF SECURITY                                        DATE           (IN THOUSANDS)
----------------------------------------------------------------------------------           ----           --------------
KENTUCKY - 3.04%
Lexington Fayette Residential Facilities Revenue Bonds
 for Richmond Place Associate Project, 3.70% (a)                                            4/1/2015           1,100
Ohio County PCR for Big River Electric Corporation, 4.35% (a)                               6/1/2013           4,000
Ohio County PCR for Big River Electric Corporation Project Series 1985, 4.50%(a)           10/1/2015           5,500

LOUISIANA - 0.28%
Louisiana Public Facilities Authority W. Knighton Project, 3.95% (a)                        9/1/2025           1,000

MARYLAND - 2.42%
Baltimore IDA for Mayor and City Counsel Project, 4.50% (a)                                 8/1/2016           1,500
Maryland Health and Higher Education Pooled Project Series 85A, 3.85% (a)                   4/1/2035           5,000
Montgomery County IDA for Info Systems and Network Corporation, 3.90% (a)                   4/1/2014             500
Prince George County IDA for Frank Parsons Paper Co., 4.05% (a)                             1/1/2013           1,500

MASSACHUSETTS - 7.06%
Clinton BAN, 4.25%                                                                        11/20/1998           5,000
Cohasset BAN, 4.15%                                                                        10/1/1998           2,000
Massachusetts GOB Series B, 3.80% (a)                                                       8/1/2015           1,800
Massachusetts HEF for Harvard University, 3.60% (a)                                         2/1/2016             600
Massachusetts HEF for Partners Health Care Systems, 3.75% (a)                               7/1/2027           1,000
Massachusetts IFA for Gordon College Series 97, 3.70% (a)                                  12/1/2027             500
Massachusetts IFA for Governor Dummer Academy, 3.70% (a)                                    7/1/2026           1,200
Massachusetts IFA for Milton Academy, 4% (a)                                                3/1/2027           1,000
Massachusetts Water Resource Authority, 3.75% (a)                                           4/1/2028           2,200
Massachusetts Muni Wholesale Electric Co., 3.75% (a)                                        7/1/2019             700
Natick BAN, 4.25%                                                                           8/7/1998           5,000
Ware BAN, 4%                                                                              12/18/1998           3,500

MICHIGAN - 2.03%
Grand Rapids Water Supply System, 3.80% (a)                                                 1/1/2020           1,700
Jackson EDC for Thrifty Leoni Inc. Project, 3.825% (a)                                     12/1/2014           2,700
Michigan Job Development Authority for Mazda Motor, 4.325% (a)                             10/1/2008           2,000
Michigan Job Development Authority for Hitachi Metals, 4.10% (a)                            1/1/2004             700

MINNESOTA - 2.51%
Eagan MHR for Aspen Woods, 4.50% (a)                                                        1/1/2026           5,480
New Brighton Industrial Development Refunding Revenue Bonds for
 Taylor Corporation Series 1988, 5.44% (a)                                                 11/1/1999             321

                                                                                             VALUE
                              DESCRIPTION OF SECURITY                                      (NOTE 1)
----------------------------------------------------------------------------------         --------
KENTUCKY - 3.04%
Lexington Fayette Residential Facilities Revenue Bonds
 for Richmond Place Associate Project, 3.70% (a)                                           1,106,783
Ohio County PCR for Big River Electric Corporation, 4.35% (a)                              4,084,745
Ohio County PCR for Big River Electric Corporation Project Series 1985, 4.50%(a)           5,521,247

LOUISIANA - 0.28%
Louisiana Public Facilities Authority W. Knighton Project, 3.95% (a)                       1,002,795

MARYLAND - 2.42%
Baltimore IDA for Mayor and City Counsel Project, 4.50% (a)                                1,504,736
Maryland Health and Higher Education Pooled Project Series 85A, 3.85% (a)                  5,016,555
Montgomery County IDA for Info Systems and Network Corporation, 3.90% (a)                    501,656
Prince George County IDA for Frank Parsons Paper Co., 4.05% (a)                            1,505,160

MASSACHUSETTS - 7.06%
Clinton BAN, 4.25%                                                                         5,120,082
Cohasset BAN, 4.15%                                                                        2,056,987
Massachusetts GOB Series B, 3.80% (a)                                                      1,805,938
Massachusetts HEF for Harvard University, 3.60% (a)                                          601,899
Massachusetts HEF for Partners Health Care Systems, 3.75% (a)                              1,003,205
Massachusetts IFA for Gordon College Series 97, 3.70% (a)                                    501,262
Massachusetts IFA for Governor Dummer Academy, 3.70% (a)                                   1,203,018
Massachusetts IFA for Milton Academy, 4% (a)                                               1,003,397
Massachusetts Water Resource Authority, 3.75% (a)                                          2,207,052
Massachusetts Muni Wholesale Electric Co., 3.75% (a)                                         702,244
Natick BAN, 4.25%                                                                          5,175,994
Ware BAN, 4%                                                                               3,546,250

MICHIGAN - 2.03%
Grand Rapids Water Supply System, 3.80% (a)                                                1,724,308
Jackson EDC for Thrifty Leoni Inc. Project, 3.825% (a)                                     2,726,055
Michigan Job Development Authority for Mazda Motor, 4.325% (a)                             2,007,718
Michigan Job Development Authority for Hitachi Metals, 4.10% (a)                             702,438

MINNESOTA - 2.51%
Eagan MHR for Aspen Woods, 4.50% (a)                                                       5,501,349
New Brighton Industrial Development Refunding Revenue Bonds for
 Taylor Corporation Series 1988, 5.44% (a)                                                   322,027

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
                                                                                                                  PRINCIPAL
                                                                                              MATURITY             AMOUNT
                              DESCRIPTION OF SECURITY                                           DATE           (IN THOUSANDS)
----------------------------------------------------------------------------------              ----           --------------
MINNESOTA - (CONTINUED)
New Hope Commercial Development Revenue Bonds for
 National Beauty Project Series 1994, 4.10% (a)                                                5/1/2010             775
New Ulm Commercial Development Authority for Rob H. Bradley Project, 4.10% (a)                10/1/2011           2,250

MISSOURI - 1.62%
Cole IDA for Modine Manufacturing Series 85, 4% (a)                                           12/1/2015           2,000
Kansas IDA Hospital Revenue for Baptist Health Series 88A, 3.75% (a)                           8/1/2018
Missouri State Environmental Improvement and Energy Resources
 Authority Pollution Control RAW Series A, 3.95% (a)                                           6/1/2014

MONTANA - .16%
Great Falls Commercial Development Revenue Bonds for Liberty
 Development Partners Project, 4.05% (a)                                                      12/1/2007             570

NEBRASKA - 3.58%
Nebraska EFA for Creighton University Project, 3.85% (a)                                     12/15/2012           7,500
Nuckolls IDA for Agrex Inc Project, 4.40%, (a)                                                 2/1/2015           5,100

NEW JERSEY - 3.82%
Atlantic City IDA for Improvement Loan Program, 3.65% (a)                                      7/1/2026             500
Jersey City School Promissory Note, 4.125%                                                     3/5/1999           4,000
New Jersey EDA for Stolthaven Perth Amboy, 3.80% (a)                                          1/15/2018             500
New Jersey EDA for Public Service Electric and Gas Series A, 3.75% (a)                         9/1/2012             200
New Jersey EDA for Volvo of America Corp., 4.246% (a)                                         12/1/2004           1,300
New Jersey Sports Expo Authority Series C, 3.65% (a)                                           9/1/2024           1,600
New Jersey Turnpike Authority Series D, 3.75% (a)                                              1/1/2018             800
North Arlington BAN, 4.25%                                                                    9/11/1998           2,000
Rutgers University GOB, 7% (a)                                                                 5/1/2019           1,350
Trenton School Temporary Note, 3.70%                                                          3/10/1999           1,000

NEW YORK - 8.22%
Brentwood USD TAN, 4.25%                                                                      6/30/1998           4,000
New York City GOB Series A, 3.95% (a)                                                          8/1/2023           1,000
New York City GOB Series E5, 4% (a)                                                            8/1/2015           2,700
New York City GOB Series E5, 4% (a)                                                            8/1/2017           1,100
New York City GOB Series E5, 4% (a)                                                            8/1/2019           1,100
New York City GOB Series E2, 4% (a)                                                            8/1/2020           6,550
New York City GOB Series E2, 4% (a)                                                            8/1/2021           1,100

                                                                                                    VALUE
                              DESCRIPTION OF SECURITY                                             (NOTE 1)
----------------------------------------------------------------------------------                --------
MINNESOTA - (CONTINUED)
New Hope Commercial Development Revenue Bonds for
 National Beauty Project Series 1994, 4.10% (a)                                                     777,744
New Ulm Commercial Development Authority for Rob H. Bradley Project, 4.10% (a)                    2,257,967

MISSOURI - 1.62%
Cole IDA for Modine Manufacturing Series 85, 4% (a)                                               2,014,008
Kansas IDA Hospital Revenue for Baptist Health Series 88A, 3.75% (a)
Missouri State Environmental Improvement and Energy Resources
 Authority Pollution Control RAW Series A, 3.95% (a)

MONTANA - .16%
Great Falls Commercial Development Revenue Bonds for Liberty
 Development Partners Project, 4.05% (a)                                                            572,015

NEBRASKA - 3.58%
Nebraska EFA for Creighton University Project, 3.85% (a)                                          7,520,712
Nuckolls IDA for Agrex Inc Project, 4.40%, (a)                                                    5,119,233

NEW JERSEY - 3.82%
Atlantic City IDA for Improvement Loan Program, 3.65% (a)                                           501,546
Jersey City School Promissory Note, 4.125%                                                        4,054,699
New Jersey EDA for Stolthaven Perth Amboy, 3.80% (a)                                                501,529
New Jersey EDA for Public Service Electric and Gas Series A, 3.75% (a)                              200,634
New Jersey EDA for Volvo of America Corp., 4.246% (a)                                             1,313,131
New Jersey Sports Expo Authority Series C, 3.65% (a)                                              1,614,058
New Jersey Turnpike Authority Series D, 3.75% (a)                                                   810,615
North Arlington BAN, 4.25%                                                                        2,041,677
Rutgers University GOB, 7% (a)                                                                    1,423,973
Trenton School Temporary Note, 3.70%                                                              1,009,302

NEW YORK - 8.22%
Brentwood USD TAN, 4.25%                                                                          4,152,845
New York City GOB Series A, 3.95% (a)                                                             1,003,185
New York City GOB Series E5, 4% (a)                                                               2,708,644
New York City GOB Series E5, 4% (a)                                                               1,103,522
New York City GOB Series E5, 4% (a)                                                               1,103,522
New York City GOB Series E2, 4% (a)                                                               6,570,969
New York City GOB Series E2, 4% (a)                                                               1,103,522

                                                                                                                      PRINCIPAL
                                                                                                     MATURITY          AMOUNT
                              DESCRIPTION OF SECURITY                                                  DATE        (IN THOUSANDS)
----------------------------------------------------------------------------------                     ----        --------------
NEW YORK - (CONTINUED)
North Hempstead BAN, 4.10%                                                                          10/29/1998        3,487
Oyster Bay BAN, 4%                                                                                   4/30/1999        2,642
Rochester BAN, 3.75%                                                                                  3/9/1999        5,000

NORTH DAKOTA - .17%
Minot IDR for Finance Project, 4.20% (a)                                                             12/1/2002          600

OHIO - 5.38%
Brunswick IDA for Kinder-Care Learning Centers Project Series A, 4.05% (a)                            6/1/2002          325
Claremont Hospital Facilities Revenue for Mercy Health Systems, 3.85% (a)                            12/1/2021          900
Columbus ERD Electric Systems Revenue Bonds, 3.75% (a)                                                9/1/2009          800
Cuyahoga IDA for Allen Group Project, 3.85% (a)                                                      12/1/2015          900
Cuyahoga Hospital Facilities Revenue for Cleveland Clinic, 3.90% (a)                                  1/1/2016        3,400
Cuyahoga IDA for Edgecomb Metals Co., 3.70% (a)                                                       9/1/2009          900
Franklin County Industrial Development Refunding Revenue Bonds for Kinder-Care
 Learning Centers Project Series A, 4.05% (a)                                                         6/1/2002        1,080
Franklin County Hospital Revenue for US Health Corp Series A, 3.90% (a)                              12/1/2021        3,500
Lucas County HFR for Lutheran Homes Society Project, 3.90% (a)                                       11/1/2019          900
Mohoning Hospital Facilities Revenue for Forum Health Group Series B, 3.90% (a)                      12/1/2028        2,800
Port Authority of Cincinnati and Hamilton Counties for Kenwood
 Office Association, 3.95% (a)                                                                        9/1/2025        1,000
Sharonville IDA for Edgecomb Metals Inc., 3.70% (a)                                                  11/1/2009        1,610
Toledo Special Obligation Assessment Notes, 3.90%                                                    12/1/1998          800

OKLAHOMA - 1.00%
Oklahoma IDA for Christian College, 4.625% (a)                                                        7/1/2015        3,500

OREGON - 1.14%
Medford HFA for Rogue Valley Health Services, 3.95% (a)                                              10/1/2016          100
Portland MFR for South Park Project, 3.60% (a)                                                       12/1/2011        3,900

PENNSYLVANIA - 12.61%
Allegheny Hospital Development Authority for Allegheny General Hospital Series B, 3.90% (a)           9/1/2010        5,500
Allegheny University Project Series 85, 3.60% (a)                                                     7/1/2015          400
Allegheny Hospital Development Authority for St. Francis Health Systems, 3.90% (a)                   11/1/2027          500
Bucks IDA for Edgecomb Metals Co., 3.70% (a)                                                         10/1/2009          530
Chartier Valley Industrial and Commercial Development
Authority Revenue Bonds for 1133 Penn Ave Associates Project Series A, 3.90% (a)                      8/1/2007        1,564
Chester IDA for Archdiocese of Philadelphia, 4% (a)                                                   7/1/2027        1,400

                                                                                                                      VALUE
                              DESCRIPTION OF SECURITY                                                               (NOTE 1)
----------------------------------------------------------------------------------                                  --------
NEW YORK - (CONTINUED)
North Hempstead BAN, 4.10%                                                                                          3,573,791
Oyster Bay BAN, 4%                                                                                                  2,658,637
Rochester BAN, 3.75%                                                                                                5,049,313

NORTH DAKOTA - .17%
Minot IDR for Finance Project, 4.20% (a)                                                                              602,140

OHIO - 5.38%
Brunswick IDA for Kinder-Care Learning Centers Project Series A, 4.05% (a)                                            326,122
Claremont Hospital Facilities Revenue for Mercy Health Systems, 3.85% (a)                                             902,974
Columbus ERD Electric Systems Revenue Bonds, 3.75% (a)                                                                802,548
Cuyahoga IDA for Allen Group Project, 3.85% (a)                                                                       902,460
Cuyahoga Hospital Facilities Revenue for Cleveland Clinic, 3.90% (a)                                                3,411,248
Cuyahoga IDA for Edgecomb Metals Co., 3.70% (a)                                                                       908,282
Franklin County Industrial Development Refunding Revenue Bonds for Kinder-Care
 Learning Centers Project Series A, 4.05% (a)                                                                       1,083,728
Franklin County Hospital Revenue for US Health Corp Series A, 3.90% (a)                                             3,511,574
Lucas County HFR for Lutheran Homes Society Project, 3.90% (a)                                                        902,992
Mohoning Hospital Facilities Revenue for Forum Health Group Series B, 3.90% (a)                                     2,809,259
Port Authority of Cincinnati and Hamilton Counties for Kenwood
 Office Association, 3.95% (a)                                                                                      1,003,192
Sharonville IDA for Edgecomb Metals Inc., 3.70% (a)                                                                 1,615,427
Toledo Special Obligation Assessment Notes, 3.90%                                                                     802,645

OKLAHOMA - 1.00%
Oklahoma IDA for Christian College, 4.625% (a)                                                                      3,526,118

OREGON - 1.14%
Medford HFA for Rogue Valley Health Services, 3.95% (a)                                                               100,318
Portland MFR for South Park Project, 3.60% (a)                                                                      3,912,683

PENNSYLVANIA - 12.61%
Allegheny Hospital Development Authority for Allegheny General Hospital Series B, 3.90% (a)                         5,518,248
Allegheny University Project Series 85, 3.60% (a)                                                                     402,534
Allegheny Hospital Development Authority for St. Francis Health Systems, 3.90% (a)                                    501,658
Bucks IDA for Edgecomb Metals Co., 3.70% (a)                                                                          533,494
Chartier Valley Industrial and Commercial Development
Authority Revenue Bonds for 1133 Penn Ave Associates Project Series A, 3.90% (a)                                    1,569,228
Chester IDA for Archdiocese of Philadelphia, 4% (a)                                                                 1,404,444

                                                                                                                    PRINCIPAL
                                                                                                MATURITY             AMOUNT
                              DESCRIPTION OF SECURITY                                             DATE           (IN THOUSANDS)
----------------------------------------------------------------------------------                ----           --------------
PENNSYLVANIA - (CONTINUED)
Clarion County IDA for Special Development Revenue Bonds for
 Meritcare Project Series A, 3.90% (a)                                                          12/1/2012           2,000
Dallastown Area School District GOB, 3.93% (a)                                                   2/1/2018           2,000
Dauphin General Authority Revenue Bonds, 3.93% (a)                                              11/1/2017             100
Delaware IDA PCR for Philadelphia Electric Company, 3.95% (a)                                    8/1/2016             600
Delaware Valley Regional Finance Authority Revenue Bonds Series 85D, 3.90%(a)                   12/1/2020           4,750
Emmans  GOB Local Government Revenue Bonds, 3.95% (a)                                            3/1/2024           2,400
Emmans GOB Local Government Revenue Bonds, 3.80% (a)                                            12/1/2028           5,000
Mercersburg General Purpose Authority, 3.85% (a)                                                11/1/2027             955
Northeastern HEF Wyoming Valley HCS Revenue Bonds, 3.85% (a)                                     1/1/2024             500
Pennsylvania COP, 4.25%                                                                          7/1/1998           1,000
Pennsylvania Higher Education for Kings College Series B4, 4.50% (a)                            11/1/2002           3,800
Philadelphia MHR for Harbor View Tower Project, 4.50% (a)                                       11/1/2027           3,500
Philadelphia Hospital Authority for Children's Hospital, 4% (a)                                  3/1/2027             300
Philadelphia TRAN, 4.50%                                                                        6/30/1998           1,500
Philadelphia School District TRAN, 4.50%                                                        6/30/1998           1,500
Philadelphia Redevelopment Authority for Multifamily Court Project, 3.75% (a)                    6/1/2025           4,425

PUERTO RICO - 0.29%
Puerto Rico Electric Power Authority Series 11, 3.85% (a)                                        7/1/2022           1,000

SOUTH CAROLINA - 0.65%
South Carolina HFA for Waverly Place Project, 3.80% (a)                                         11/1/2007           2,270

TENNESSEE -1.92%
Chattanooga IDA for Baylor School Project, 3.90% (a)                                            11/1/2016             375
Chattanooga IDA for Erlanger Medical Center, 4% (a)                                             10/1/2017             500
Clarksville Public Building Authority for Muni Bond Fund, 3.90% (a)                             11/1/2027           5,000
Franklin HEF for Franklin Health Care Center, 4.40% (a)                                          6/1/2005             865

TEXAS - 1.54%
Harris HCF for Greater Houston Project, 3.85% (a)                                               11/1/2025           2,700
Texas Small Business IDC Public Access Project, 3.95% (a)                                        7/1/2026           2,700

UTAH - 1.56%
Salt Lake City IDR for Parkview Plaza Project, 3.95% (a)                                        12/1/2014           5,475

WASHINGTON - 0.77%
Port of Seattle DAI for Douglas Management Corporation, 3.95% (a)                               12/1/2005           2,700

                                                                                                  VALUE
                              DESCRIPTION OF SECURITY                                           (NOTE 1)
----------------------------------------------------------------------------------              --------
PENNSYLVANIA - (CONTINUED)
Clarion County IDA for Special Development Revenue Bonds for
 Meritcare Project Series A, 3.90% (a)                                                          2,006,685
Dallastown Area School District GOB, 3.93% (a)                                                  2,006,708
Dauphin General Authority Revenue Bonds, 3.93% (a)                                                100,335
Delaware IDA PCR for Philadelphia Electric Company, 3.95% (a)                                     601,896
Delaware Valley Regional Finance Authority Revenue Bonds Series 85D, 3.90%(a)                   4,765,571
Emmans  GOB Local Government Revenue Bonds, 3.95% (a)                                           2,408,002
Emmans GOB Local Government Revenue Bonds, 3.80% (a)                                            5,016,486
Mercersburg General Purpose Authority, 3.85% (a)                                                  957,656
Northeastern HEF Wyoming Valley HCS Revenue Bonds, 3.85% (a)                                      501,652
Pennsylvania COP, 4.25%                                                                         1,017,728
Pennsylvania Higher Education for Kings College Series B4, 4.50% (a)                            3,824,033
Philadelphia MHR for Harbor View Tower Project, 4.50% (a)                                       3,512,835
Philadelphia Hospital Authority for Children's Hospital, 4% (a)                                   300,960
Philadelphia TRAN, 4.50%                                                                        1,562,340
Philadelphia School District TRAN, 4.50%                                                        1,562,340
Philadelphia Redevelopment Authority for Multifamily Court Project, 3.75% (a)                   4,439,439

PUERTO RICO - 0.29%
Puerto Rico Electric Power Authority Series 11, 3.85% (a)                                       1,014,325

SOUTH CAROLINA - 0.65%
South Carolina HFA for Waverly Place Project, 3.80% (a)                                         2,277,608

TENNESSEE -1.92%
Chattanooga IDA for Baylor School Project, 3.90% (a)                                              376,244
Chattanooga IDA for Erlanger Medical Center, 4% (a)                                               501,605
Clarksville Public Building Authority for Muni Bond Fund, 3.90% (a)                             5,016,630
Franklin HEF for Franklin Health Care Center, 4.40% (a)                                           868,232

TEXAS - 1.54%
Harris HCF for Greater Houston Project, 3.85% (a)                                               2,709,080
Texas Small Business IDC Public Access Project, 3.95% (a)                                       2,707,468

UTAH - 1.56%
Salt Lake City IDR for Parkview Plaza Project, 3.95% (a)                                        5,490,269

WASHINGTON - 0.77%
Port of Seattle DAI for Douglas Management Corporation, 3.95% (a)                               2,709,239

                                                                                                                   PRINCIPAL
                                                                                               MATURITY             AMOUNT
                              DESCRIPTION OF SECURITY                                            DATE           (IN THOUSANDS)
----------------------------------------------------------------------------------               ----           --------------
WISCONSIN - 2.80%
Green Bay IDA for St. Mary Cement Company Ltd., 4% (a)                                         11/1/2000           3,500
Mukwonago School District TRAN, 4.12%                                                          8/28/1998           5,150
Wisconsin GOB, 6.50%                                                                            5/1/1999           1,000

WYOMING - 0.51%
Sweetwater IDA for Pacific Corp Project Series A, 3.60% (a)                                     7/1/2015           1,800

Total Interstate Tax-Exempt Fund Fund Investments (99.93%) (Cost $349,665,603)

     Other assets, less liabilities(0.07%)

     NET ASSETS (100%) equivalent to $1.00 Q net asset value, offering and redemption prices per share on 352,868,857 shares of beneficial interest of $.001 par value outstanding.


                                                                                                   VALUE
                              DESCRIPTION OF SECURITY                                             (NOTE 1)
----------------------------------------------------------------------------------                --------
WISCONSIN - 2.80%
Green Bay IDA for St. Mary Cement Company Ltd., 4% (a)                                             3,509,939
Mukwonago School District TRAN, 4.12%                                                              5,316,563
Wisconsin GOB, 6.50%                                                                               1,039,882

WYOMING - 0.51%
Sweetwater IDA for Pacific Corp Project Series A, 3.60% (a)                                        1,805,817
                                                                                                 -----------
Total Interstate Tax-Exempt Fund Fund Investments (99.93%) (Cost $349,665,603)                   352,605,237

     Other assets, less liabilities(0.07%)                                                           263,620
                                                                                                 -----------
     NET ASSETS (100%) equivalent to $1.00 Q net asset value, offering and redemption prices per share on 352,868,857 shares of
     beneficial interest of $.001 par value outstanding.                                         352,868,857
                                                                                                 ===========

(a) The interest rate is subject to change periodically. The rates shown were in effect at May 31, 1998. Securities payable on demand are collateralized by bank letters of credit or other bank credit agreements.

SECURITY TYPE ABBREVIATIONS:
BAN -      Bond Anticipation Notes
COP -      Certificates of Participation
DAI -      Development Authority Industrial Development Refunding Bonds
EDA -      Economic Development Authority Revenue Bonds
EDC -      Economic Development Corporation
EFA -      Economic Finance Authority
ERD -      Energy Research and Development Authority
GOB -      General Obligation Bonds
HCF -      Health Care Facility
HCR -      Housing Corporation Revenue Bonds
HEF -      Health and Educational Facilities Revenue Bonds
HFA -      Health Facilities Authority Revenue Bonds
HFR -      Health Facilities Revenue Bonds
IDA -      Industrial Development Authority Revenue Bonds
IDR -      Industrial Development Agency Revenue Bonds
IFA -      Industrial Finance Agency Revenue Bonds
MHR -      Multifamily Housing Revenue Bonds
PCR -      Pollution Control Revenue Bonds
TAN -      Tax Anticipation Notes
TRAN-      Tax & Revenue Anticipation Notes
RAN -      Revenue Anticipation Notes
RAW -      Revenue Anticipation Warrants
USD -      Unified School District Bonds

                       SEE NOTES TO FINANCIAL STATEMENTS.

   RESERVE TAX-EXEMPT TRUST-INTERSTATE TAX-EXEMPT FUND STATEMENT OF OPERATIONS


INTEREST INCOME (Note 1)                                                                         $12,517,551
                                                                                                 -----------

EXPENSES (Note 2)
     Management fee                                                                                1,676,899
     Shareholder servicing, administration and general office expenses                               622,342
     Distribution assistance (Note  3)                                                               635,544
     Equipment expense                                                                                91,486
     Professional fees                                                                                68,720
     Occupancy costs                                                                                  32,031
     Stationery, printing and supplies                                                                52,699
     Trustee fees                                                                                      5,582
     Other expenses                                                                                   81,405
                                                                                                 -----------

Total Expenses                                                                                     3,266,708
                                                                                                 -----------
NET INVESTMENT INCOME                                                                            $ 9,250,843
                                                                                                 ===========

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                               YEAR ENDED                 YEAR ENDED
                                                                              MAY 31, 1998               MAY 31, 1997
                                                                              ------------               ------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS:
Net investment income paid to Shareholders as dividends (Note 1)
                                                                             $   (9,250,843)            $   (7,762,495)
                                                                             --------------             --------------
FROM CAPITAL SHARE TRANSACTIONS (at net asset value of $1 per share):

Net proceeds from sale of shares                                              1,583,012,502              1,254,673,650
Net asset value of shares issued on reinvestment of dividends                     9,250,843                  7,762,495
                                                                             --------------             --------------
  Subtotal                                                                    1,592,263,345              1,262,436,145
Cost of shares redeemed                                                      (1,545,546,354)            (1,248,351,729)
                                                                             --------------             --------------
Net increase in net assets derived from capital share
     transactions and from investment operations                                 46,716,991                 14,084,416
NET ASSETS:
Beginning of year                                                               306,151,866                292,067,450
                                                                             --------------             --------------
End of year                                                                  $  352,868,857             $  306,151,866
                                                                             ==============             ==============







                       SEE NOTES TO FINANCIAL STATEMENTS.

          RESERVE TAX EXEMPT TRUST-INTERSTATE TAX-EXEMPT FUND ("TRUST")
                          NOTES TO FINANCIAL STATEMENTS


1.   SIGNIFICANT ACCOUNTING POLICIES:

The Trust is registered under the Investment Company Act of 1940 as a nondiversified, open-end investment company. The policies summarized below are consistently followed in the preparation of its financial statements in conformity with generally accepted accounting principles.

     A. The Trust's shares of beneficial interest authorized are unlimited and divided into eight series, California, Connecticut, Florida, Interstate, Massachusetts, New Jersey, Ohio and Pennsylvania Funds. These financial statements and notes apply only to the Interstate Fund ("Fund").

     B. Securities are stated at value which represents cost plus interest accrued to date. Under Securities and Exchange Commission Rule 2a-7, the Trust uses amortized cost to value the Fund, by which investments are valued at cost and the difference between the cost of each instrument and its value at maturity is accrued into income on a straight line basis over the days to maturity, irrespective of intervening changes in interest rates or market value of investments. The maturity of floating or variable rate instruments in which the Trust may invest will be deemed to be, for floating rate instruments (1) following, and for variable rate instruments the longer of (1) or (2) following: (1) the notice period required before the Fund is entitled to receive payment of the principal amount of the instrument; (2) the period remaining until the instrument's next rate adjustment, for purposes of Rule 2a-7 and for computing the portfolio's average weighted life to maturity.

     C. It is the Trust's policy to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute all income to its shareholders. Accordingly, no Federal income tax provision is required.

     D. Investments are recorded as of the date of their purchase and sale. Interest income is determined on the basis of interest accrued, premium amortized, and discount accreted.

     E. Net investment income on investments is distributed to shareholders daily and automatically reinvested in additional shares.

     F. The Fund is charged only for its direct or allocated (in proportion to net assets or number of shareholder accounts) share of expenses.

2.   MANAGEMENT FEE, SHAREHOLDER SERVICING COSTS AND TRANSACTIONS WITH
     AFFILIATES:

     Reserve Management Company, Inc. ("RMCI") manages the Interstate portfolio's investments, as well as the investments of the California, Connecticut, Florida, Massachusetts, New Jersey, Ohio and Pennsylvania Funds of the Reserve Tax-Exempt Trust, effects purchases and sales thereof, and absorbs certain promotional expenses. For such services RMCI receives management fees at an annual rate of .50% of the first $500 million, .475% of the next $500 million, .45% of the next $500 million, .425% of the next $500 million, and .40% of any excess over $2 billion of the average daily closing net assets of each Fund. Also, under the current Service Agreement, RMCI was reimbursed $954,265 during the year ended May 31, 1998 for expenditures made on behalf of the Fund for personnel, office space and equipment and shareholder accounting and administrative services, to conduct the Fund's business. At May 31, 1998, the Fund had accrued expenses of $28,996 due to RMCI.

3.   DISTRIBUTION ASSISTANCE:

     Pursuant to a Distribution Plan, the Trust will make payments of up to .20% per annum of the average net asset value of the Trust's qualified shareholder accounts as to which the payee or RMCI has rendered assistance in distributing its shares.


4.   INVESTMENT CONCENTRATION

     The Interstate Fund invests substantially all of its assets in a portfolio of tax-exempt debt obligations primarily consisting of issuers of various states. The issuers' abilities to meet their obligations may be affected by economic, regional or political developments. In order to reduce the credit risk associated with such factors, 76.26% of the Interstate Funds investments were backed by letters of credit, bond insurance of financial institutions and financial guaranty assurance agencies.


5.   MANAGEMENT'S USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the dates of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates.


6.   COMPONENTS OF NET ASSETS

     At May 31, 1998, the Interstate Fund's net assets consisted of $352,869 par-value and $352,515,988 paid-in-capital.


                      FEDERAL TAX INFORMATION - (UNAUDITED)

The dividends distributed by the Interstate Tax-Exempt Fund are exempt interest dividends for Federal tax purposes.

                              FINANCIAL HIGHLIGHTS


                                                    FOR FISCAL YEARS ENDED MAY 31,
                                       -------------------------------------------------------
INTERSTATE TAX-EXEMPT FUND                1998       1997       1996        1995       1994
--------------------------                ----       ----       ----        ----       ----
Net asset value, beginning of
year                                   $1.0000     $1.0000     $1.0000     1.0000     $1.0000
                                       -------     -------     -------     ------     -------
Income from investment
operations                               .0378       .0361       .0390      .0368       .0268
Expenses                                 .0099       .0105       .0105      .0103       .0103
                                                     -----   ---------  ---------   ---------
Net investment income (1)                .0279       .0256       .0285      .0265       .0165
Dividends from net investment
income (1)                              (.0279)     (.0256)     (.0285)    (.0265)     (.0165)
                                       --------     -------   --------- ---------    --------

Net asset value, end of year           $1.0000     $1.0000     $1.0000    $1.0000     $1.0000
                                       =======     =======     =======    =======     =======
Total return                              2.79%       2.56%       2.85%      2.65%       1.65%

RATIOS/SUPPLEMENTAL DATA
Net assets in thousands, end of
year                                   352,869     306,152      292,067   315,232     352,594
Ratio of expenses to average
net assets                                .97%        1.04%        1.04%     1.00%       1.02%
Ratio of net investment income
to average net assets                    2.75%        2.52%        2.80%     2.59%       1.63%


                                              FOR FISCAL YEARS ENDED MAY 31,
                                   ----------------------------------------------------
INTERSTATE TAX-EXEMPT FUND          1993        1992       1991       1990        1989
--------------------------          ----        ----       ----       ----        ----
Net asset value, beginning of
year                               $1.0000    $1.0000     $1.0000    $1.0000    $1.0000
                                   -------    -------     -------    -------    -------
Income from investment
operations                           .0312      .0455       .0599      .0663      .0650
Expenses                             .0104      .0106       .0105      .0104      .0104
                                   -------    -------     -------    -------    -------
Net investment income (1)            .0208      .0349       .0494      .0559      .0546
Dividends from net investment
income (1)                          (.0208)    (.0349)     (.0494)    (.0559)    (.0546)
                                   -------    -------     -------    -------    -------

Net asset value, end of year       $1.0000    $1.0000     $1.0000    $1.0000    $1.0000
                                   =======    =======     =======    =======    =======
Total return                          2.08%      3.49%       4.94%      5.59%      5.46%

RATIOS/SUPPLEMENTAL DATA
Net assets in thousands, end of
year                               366,383    358,101     333,321    306,153    312,239
Ratio of expenses to average
net assets                            1.03%      1.03%       1.03%      1.01%      1.01%
Ratio of net investment income
to average net assets                 2.06%      3.41%       4.81%      5.43%      5.29%


----------
(1) Based on compounding of daily dividend. Not indicative of future results.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and the Board of Trustees of Reserve New York Tax-Exempt Trust - New York Tax-Exempt Fund and Reserve Tax-Exempt Trust - California, Connecticut, Florida, Massachusetts and New Jersey, Ohio and Pennsylvania Tax-Exempt Funds:

     In our opinion, the accompanying statement of net assets and the related statement of operations and the statements of changes in net assets and financial highlights present fairly, in all material respects, the financial position of Reserve New York Tax-Exempt Trust - New York Tax-Exempt Fund and the California, Connecticut, Florida, Massachusetts, New Jersey, Ohio and Pennsylvania Tax-Exempt Funds, (seven of the eight series constituting Reserve Tax-Exempt Trust) at May 31, 1998, the results of their operations for the periods then ended, the changes in its net assets for each of the periods then ended and the financial highlights for each of the periods presented in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trusts management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


                                                      PRICEWATERHOUSECOOPERS LLP


NEW YORK, NY JULY 28, 1998

                            RESERVE TAX-EXEMPT TRUST
                           CALIFORNIA TAX-EXEMPT FUND
                           CONNECTICUT TAX-EXEMPT FUND
                            FLORIDA TAX-EXEMPT TRUST
                          MASSACHUSETTS TAX-EXEMPT FUND
                           NEW JERSEY TAX-EXEMPT FUND
                              OHIO TAX-EXEMPT FUND
                          PENNSYLVANIA TAX-EXEMPT FUND


                        RESERVE NEW YORK TAX-EXEMPT TRUST
                            NEW YORK TAX-EXEMPT FUND
                     810 SEVENTH AVENUE, NEW YORK, NY 10019
                        800-637-1700 - 212-977-9982


                      24-HOUR YIELD AND BALANCE INFORMATION
               NATIONWIDE 800-637-1700 - WWW.RESERVEFUNDS.COM


                               -------------------


                       STATEMENT OF ADDITIONAL INFORMATION

   This Statement of Additional Information describes the California Tax-Exempt, Connecticut Tax-Exempt, Florida Tax-Exempt, Massachusetts Tax-Exempt, New Jersey Tax-Exempt, Ohio Tax-Exempt and Pennsylvania Tax-Exempt Funds of Reserve Tax-Exempt Trust and the New York Tax-Exempt Fund of Reserve New York Tax-Exempt Trust (each a fund, together the "Funds"). This Statement is not a Prospectus, but provides detailed information to supplement the Prospectus dated July 31, 1998 and should be read in conjunction with it. A copy of the Prospectus may be obtained by writing or calling the Funds at the above address or telephone number. The Securities and Exchange Commission ("SEC") maintains a web site (http://www.sec.gov) that contains this Statement and other information regarding the Funds electronically filed with the SEC. This SAI is dated July 31, 1998.

                     TABLE OF CONTENTS                                PAGE
                     -----------------                                ----
                     Investment Objective and Policies...............  2
                     Trustees and Executive Officers.................  3
                     Investment Management, Distribution,
                       Service and Custodian Agreements..............  5
                     Portfolio Turnover, Transaction Charges
                       and Allocation................................  7
                     Shares of Beneficial Interest...................  7
                     Purchase, Redemption and Pricing of Shares......  8
                     Distributions and Taxes.........................  10
                     Fund Yield......................................  12
                     Reserve Cash Performance Account................  12
                     Municipal Obligations...........................  13
                     Ratings.........................................  14
                     Risk Factors of Concentrating in California.....  15
                     Risk Factors of Concentrating in Connecticut....  18
                     Risk Factors of Concentrating in Florida........  20
                     Risk Factors of Concentrating in
                       Massachusetts.................................  21
                     Risk Factors of Concentrating in New Jersey.....  22
                     Risk Factors of Concentrating in New York.......  23
                     Risk Factors of Concentrating in Ohio...........  26
                     Risk Factors of Concentrating in
                       Pennsylvania..................................  26
                     Financial Statements............................  28
                     Report of Independent Accountants...............  56

                        INVESTMENT OBJECTIVE AND POLICIES

   The following information provides additional details about the Funds' investment objectives and policies.

   Each Fund's investment objective is to seek as high a level of short-term interest income exempt from federal, state, and, with respect to the New York Portfolio, local income taxes, and with respect to Florida Tax-Exempt Fund, the Florida intangibles tax, and with respect to the Pennsylvania Tax-Exempt Fund, the Pennsylvania county personal property tax, as is consistent with preservation of capital and liquidity, by investing principally in municipal securities.

   These securities are generally known as "municipal bonds" or "municipal notes" ("Municipal Obligations") and the interest on them is exempt from federal income tax in the opinion of bond counsel for the issuers. Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, school streets, and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal; the interest paid on such obligations may be exempt from federal income tax. At least 80% of each Fund's assets will be invested in Municipal Obligations exempt from federal, state, and with respect to the New York Tax-Exempt Fund, local personal income taxes, and with respect to Florida Tax-Exempt Fund, the Florida intangibles tax, and with respect to the Pennsylvania Tax-Exempt Fund, the Pennsylvania county personal property tax, unless the Fund has adopted a defensive position. During periods when a state's Municipal Obligations meeting a Fund's quality standards are not available, a Fund may invest up to 20% of its assets, or a greater percentage on a temporary basis, in Municipal Obligations exempt only from federal income taxes.

   The Funds will purchase tax-exempt securities which are rated MIG-1 or MIG-2 by Moody's Investor Services, Inc. ("Moody's"); SP-1 or SP-2 by Standard & Poor's Corporation ("S&P") or the equivalent thereof. Municipal Obligations which are not rated may be purchased provided such securities are determined to be of comparable quality by the Fund's investment adviser pursuant to guidelines adopted by the Board of Trustees to those rated securities in which a Fund may invest.

   Subsequent to its purchase by a Fund, an issue of rated Municipal Obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In the event a Municipal Obligation's rating falls below the second highest rating category of any nationally recognized statistical rating agency, the Municipal Obligation will be disposed of within five Business Days of the date the investment adviser becomes aware of the new rating absent a determination by the Board of Trustees that the sale of the security would not be in the best interest of the Fund. Should a rated Municipal Obligation cease to be rated, the investment adviser will promptly reassess the quality and credit risk of the Municipal Obligation. The ratings of Moody's and S&P represent their opinions as to the quality of the Municipal Obligations which they rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

   From time to time, on a temporary basis other than for temporary defensive purposes, the Funds may invest in taxable short term investments ("Taxable Investments") consisting of obligations backed by the full faith and credit of the U.S. Government, its agencies and instrumentalities ("U.S. Governments"); deposit-type obligations, acceptances, and letters of credit of Federal Deposit Insurance Corporation member banks; or instruments fully secured or collateralized by such obligations. The Funds will not invest in foreign securities or in taxable commercial paper. Interest earned on Taxable Investments will be taxable income to investors. Unless a Fund has adopted a temporary defensive position, no more than 20% of the net assets of a Fund will be invested in Taxable Investments at any time.

   SUPPLEMENTAL INVESTMENT POLICIES. The Funds' investment objective, and the following supplemental policies may not be changed without the affirmative vote of a majority of the outstanding shares of a Fund. A majority of the outstanding shares of a Fund means the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of a Fund. A Fund cannot:

(1) invest in any security other than those discussed herein or in the Prospectus;
(2) borrow money except as a temporary or emergency measure (but not for the purpose of purchasing investment securities), and not in an amount to exceed 5% of the value of its total assets;
(3)   issue securities senior to its capital stock;
(4)   act as an underwriter with respect to the securities of others;
(5) concentrate investments in any particular industry except to the extent that its investments are concentrated exclusively in Municipal Obligations, U.S. Governments or instruments secured by such obligations;
(6) purchase, sell or otherwise invest in real estate or commodities or commodity contracts; however, a Fund may purchase Municipal Obligations secured by interests in real estate;
(7) lend more than 33 1/3% of the value of its total assets except to the extent its investments are considered loans;
(8) sell any security short or write, sell or purchase any futures contract or put or call option; provided, however, a Fund shall have the authority to purchase Municipal Obligations subject to a stand-by commitment, at the Fund's option;
(9) invest in voting securities or in companies for the purpose of exercising control;
(10) invest in the securities of other investment companies except in compliance with the Investment Company Act of 1940 ("1940 Act");
(11)  make investments on a margin basis; and
(12) purchase or sell any securities (other than securities of the Fund) from or to any officer or Trustee of a Fund, the investment adviser or affiliated person except in compliance with the 1940 Act.

   OTHER POLICIES. Certain banks and other municipal securities dealers have indicated a willingness to sell Municipal Obligations to the Funds accompanied by a stand-by commitment to repurchase the securities, at a Fund's option or on a specified date, at an agreed-upon price or yield within a specified period prior to the maturity date of such securities.

   REPURCHASE AND REVERSE REPURCHASE AGREEMENTS. A repurchase agreement transaction occurs when a Fund purchases and simultaneously contracts to resell securities at fixed prices determined by the yields negotiated. Each Fund will limit repurchase agreement transactions to those financial institutions and securities dealers who are deemed credit-worthy pursuant to guidelines established by each Fund's Board of Trustees. The investment adviser will follow procedures intended to provide that all acquired repurchase agreements are at least 100% collateralized as to principal and interest. A Fund will make payment for such instruments only upon their physical delivery to, or evidence of their book-entry transfer to, the account of a Fund's custodian. If the seller defaults on the repurchase obligation, a Fund could incur a loss, and may incur costs in disposing of the underlying security. The Funds will not hold more than 10% of their net assets in illiquid securities, including repurchase agreements with a term greater than seven days.

   The Funds may sell securities in a reverse repurchase agreement when it is considered advantageous, such as to cover net redemptions or to avoid a premature outright sale of its portfolio securities. In a typical reverse repurchase agreement transaction, the seller (Fund) retains the right to receive interest and principal payments on the security, but transfers title to and possession of the security to a second party in return for a percentage of its value. By paying back to this party the value received plus interest, a Fund repurchases the transferred security. It is the Funds' policy that entering into a reverse repurchase agreement will be for temporary purposes only, and, when aggregated with other borrowing, may not exceed 5% of the value of the total assets of a Fund at the time of the transaction.

                         TRUSTEES AND EXECUTIVE OFFICERS

   *BRUCE R. BENT, 61, President, Treasurer and Trustee, 810 Seventh Avenue, New York, NY 10019.

   Mr. Bent is President, Treasurer, and Trustee of The Reserve Funds ("RF"), Reserve Institutional Trust ("RIT"), Reserve Tax-Exempt Trust ("RTET"), Reserve New York Tax-Exempt Trust ("RNYTET") and Reserve Private Equity Series ("RPES"); Director, Vice President and Secretary of Reserve Management Company, Inc. ("RMCI") and Reserve Management Corporation ("RMC") ; and Chairman and Director of Resrv Partners, Inc. ("RESRV").

      +EDWIN EHLERT, JR., 67, Trustee, 125 Elm Street, Westfield, NJ 07091.

   Mr. Ehlert is President and Director of Ehlert Travel Associates, Inc. (travel agency) and Ehlert Travel Associates of Florida, Inc. (travel agency), and Trustee of RF, RIT, RNYTET, RTET and RPES.

   +HENRI W. EMMET, 72, Trustee, 1535 Presidential Drive, Apt. 4A, Columbus, OH 43212.

   Mr. Emmet retired as the Managing Director of Servus Associates, Inc. in 1994 and U.S.A. Representative of the First National Bank of Southern Africa in 1996. He is currently Trustee of RF, RIT, RNYTET, RTET and RPES.

   +DONALD J. HARRINGTON, C.M., 52, Trustee, St. John's University, Jamaica, NY 11439.

   The Reverend Harrington is President of St. John's University (NY), a Trustee of RF, RIT, RNYTET, RTET and RPES and a Director of Bear Stearns Companies since 1993.

   BRUCE R. BENT II, 32, Senior Vice President and Assistant Secretary, 810 Seventh Avenue, New York, NY 10019.

   Mr. Bent II joined The Reserve Funds in 1992 and is Senior Vice President and Assistant Secretary of RF, RIT, RNYTET, RTET and RPES.

   MARYKATHLEEN FOYNES, 28, Counsel and Secretary, 810 Seventh Avenue, New York, NY 10019.

   Ms. Foynes is Counsel and Secretary of RF, RIT, RNYTET, RTET and RPES. Before joining The Reserve Funds in 1998, Ms. Foynes was a staff attorney for PaineWebber, Inc.

-------

+ Messrs. Ehlert, Emmet and Harrington are members of a Review Committee which performs the functions of an Audit Committee and reviews compliance procedures and practices. During the year ended May 31, 1998, each Fund held four Board meetings and one Review Committee meeting

* Interested Trustee within the meaning of the 1940 Act. The members of the Board of Trustees, who are not interested trustees, will be paid a stipend of $3,500 for each joint Board meeting that they attend and an annual fee of $16,000 for service to all of the trusts in the complex.

       As of May 31, 1998, Trustees and officers as a group owned less than 1% of the outstanding shares of the California Tax-Exempt, Connecticut Tax-Exempt, Florida Tax-Exempt, Massachusetts Tax-Exempt, New Jersey Tax-Exempt, New York Tax-Exempt, Ohio Tax-Exempt and Pennsylvania Tax-Exempt Funds.

                               COMPENSATION TABLE
                       FOR FISCAL YEAR ENDING MAY 31, 1998

                                                                TOTAL COMPENSATION
                                         AGGREGATE          FROM FUND AND FUND COMPLEX
                                        COMPENSATION      (4 ADDITIONAL TRUSTS) PAID TO
           NAME OF TRUSTEE               FROM FUND                    TRUSTEE
           ---------------               ---------                    -------
           Bruce R. Bent, President &
             Trustee                        $  0                  $  0
           Edwin Ehlert, Jr., Trustee       $3987                 $30,000
           Henri W. Emmet, Trustee          $3987                 $30,000
           Rev. Donald J. Harrington,
             Trustee                        $3987                 $30,000

      INVESTMENT MANAGEMENT, DISTRIBUTION, SERVICE AND CUSTODIAN AGREEMENTS

   THE ADVISER. Reserve Management Company, Inc. ("RMCI" or "Adviser"), 14 Locust Place, Manhasset, NY, 11030, a registered investment adviser, manages the Fund and provides it with investment advice. Under the Investment Management Agreement, RMCI manages each Fund's investments, including effecting purchases and sales thereof, in furtherance of its investment objective and policies, subject to overall control and direction of the Trustees. RMCI also pays the promotional expenses related to the sale of each Fund's shares (paying for prospectuses distributed to potential investors and for other sales literature, but not paying for prospectuses distributed to current shareholders, distribution assistance payments paid by a Fund, or registration fees and expenses).

   Each of the Funds periodically pays RMCI a management fee at the annual rate of 0.50% of the first $500 million of average daily net assets, 0.475% of the next $500 million of such assets, 0.45% of the next $500 million of such assets, 0.425% of the next $500 million of such assets, and 0.40% of such assets in excess of $2 billion. For the fiscal years ended May 31, 1996, 1997 and 1998, RMCI received management fees of $155,027, $166,430 and $185,719 respectively from the Connecticut Fund; $48,113, $51,006 and $91,116 from the Massachusetts Fund; $775,398, $786,904 and $889,437 from the New York Fund; for the fiscal years ending May 31, 1996, 1997 and 1998. RMCI received $50,807, $103,607 and $246,741 respectively in management fees from the California Fund; for the fiscal years ending May 31, 1996, 1997 and 1998. RMCI received $154,727, $194,595 and $197,592 respectively in management fees from the New Jersey Tax-Exempt Fund; for the period of June 24, 1996 to May 31, 1997 and 1998, RMCI received $19,304 and $50,776, respectively in management fees from the Florida Fund. RMCI received $45,755 in management fees from the Pennsylvania Fund for the period September 15, 1997 to May 31, 1998; and $1,915 in management fees from the Ohio Fund for the period April 1, 1998 to May 31, 1998.

   From time to time, RMCI may waive receipt of its fees and/or voluntarily assume certain expenses of the Fund which would have the effect of lowering the Fund's expense ratio and increasing yield to investors at the time such amounts are assumed or waived, as the case may be.

   The Investment Management Agreement was approved by Shareholders in 1986 and may be renewed annually if specifically approved by the Board of Trustees and by the vote of a majority of the Trustees who are not "interested persons" ("disinterested Trustees") cast in person at a meeting called for the purpose of voting on such renewal. The agreement terminates automatically upon their assignment and may be terminated without penalty upon 60 days' written notice by a vote of the Board of Trustees of the Fund or by vote of a majority of outstanding voting shares of the Fund or by RMCI.

   SERVICE AGREEMENT. Under a Service Agreement, RMCI furnishes to each Fund all personnel required for administrative, clerical, recordkeeping, bookkeeping, shareholder accounting, and shareholder servicing functions. In addition, RMCI provides, at cost, office space, office equipment (including computers), office supplies and direct expenditures which include brokerage fees and commissions, interest, taxes, issuing and redemption costs, registration fees, disinterested Trustees' fees, custodial fees, extraordinary legal expenses, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholder reports and meetings, and independent accountants' fees. For all of these items, each portfolio reimburses RMCI for its costs. However, RMCI has agreed to repay promptly any amount reimbursed which a majority of the disinterested Trustees reasonably determines is in excess of, or not properly attributable to, the cost of operations or expenses of the Fund. The Service Agreement is nonassignable and continues until terminated by either party on 120 days' written notice. Reserve Management Corporation, an affiliate of RMCI, may provide some of these services.

   Pursuant to the Service Agreement (see Service Agreement in the Prospectus), during the fiscal year ended May 31, 1998, the Funds reimbursed RMCI $914,100 for expenses. For the fiscal years ended May 31, 1996 and 1997 RMCI was reimbursed $1,081,664 and $934,359 for expenses, respectively.

   DISTRIBUTION AGREEMENT. The Funds' Distributors are Pacific Global Fund Distributors, Incorporated ("PGFDI"), 206 North Jackson Street, Suite 201, Glendale, CA 91206; and Resrv Partners, Inc. ("RESRV"), 810 Seventh Avenue, New York, NY 10019-5868. The Funds have authorized the Distributors, in connection with their sale of Fund shares, to give only such information and to make only such statements and representations as are contained in the Prospectus. Sales may be made only by the Prospectus.

The Distributors may offer and sell shares of the Funds pursuant to a separate Prospectus applicable to such Distributor. The Distributors are "principal underwriters" for the Funds within the meaning of 1940 Act, and as such act as agent in arranging for the continuous offering of Fund shares. The Distributors have the right to enter into selected dealer agreements with brokers or other persons of its choice for the sale of the Funds' shares. Parties to selected dealer agreements may receive assistance payments, if they qualify for such payments, under the Distribution Plan described below. RESRV's and PGFDI's principal business is the distribution of mutual fund shares. No Distributor has retained any underwriting commissions on the sale of Fund shares during the last three fiscal years. The Distributors do not have the exclusive right to distribute Fund shares and the Funds may, therefore, continue to distribute their own shares.

   The Distribution Agreements may be renewed annually if specifically approved by the Board of Trustees and by the vote of a majority of the disinterested Trustees cast in person at a meeting called for the purpose of voting on such approval or by the vote of a majority of the outstanding voting securities of the Funds.

   PLAN OF DISTRIBUTION. Each Fund maintains a Plan of Distribution ("Plan") and related agreements, as amended, under Rule 12b-1 of 1940 Act, which provides that investment companies may pay distribution expenses, directly or indirectly, pursuant to a Plan adopted by the investment company's Board and approved by its shareholders. Under the Plan, the Fund makes assistance payments to brokers, financial institutions and other financial intermediaries ("payee(s)") for shareholder accounts ("qualified accounts") as to which the payee has rendered distribution assistance services at an annual rate of 0.20% of the average net asset value of qualified accounts. Such distribution assistance may include, but is not limited to, establishment of shareholder accounts, delivering prospectuses to prospective investors and processing automatic investment in Fund shares of client account balances. Substantially all such monies (together with significant amounts from RMCI's own resources) are paid by RMCI to payees for their distribution assistance or administrative services with any remaining amounts being used by RMCI to partially defray other expenses incurred by RMCI in distributing Fund shares. In addition to the amounts required by the Plan, RMCI may, at its discretion, pay additional amounts. The rate of any additional amounts that may be paid will be based upon RESRV's and RMCI's analysis of the contribution that the payee makes to the Fund by increasing assets under management, reducing expense ratios and the cost to the Fund if such services were provided directly by the Fund or other authorized persons. RMCI and RESRV will also consider the need to respond to competitive offers of others, which could result in assets being withdrawn from the Fund and an increase in the expense ratio for the Fund. RMCI may elect to retain a portion of the distribution assistance payments to pay for sales materials or other promotional activities. The Trustees have determined that there is a reasonable likelihood the Plan will benefit each Fund and its shareholders.

   The Glass-Steagall Act prohibits all entities which receive deposits from engaging to any extent in the business of issuing, underwriting, selling, or distributing securities, although national and state chartered banks are permitted to purchase and sell securities upon the order and for the account of their customers. Those persons who wish to provide assistance in the form of activities not primarily intended to result in the sale of Fund shares (such as administrative and account maintenance services) may include banks, upon advice of counsel that they are permitted to do so under applicable laws and regulations, including the Glass-Steagall Act. In such event, no preference will be given to securities issued by such banks as investment and the assistance payments received by such banks under the Plan may or may not compensate the banks for their administrative and account maintenance services for which the banks may also receive compensation from the bank accounts they service. It is Fund management's position that payments to banks pursuant to the Plan for activities not primarily intended to result in the sale of a Fund's shares, such as administrative and account maintenance services, do not violate the Glass-Steagall Act. However, this is an unsettled area of the law and if a determination contrary to management's position is made by a bank regulatory agency or court concerning payments to banks contemplated by the Plan, any such payments will be terminated and any shares registered in the bank's name, for its underlying customer, will be registered in the name of that customer. Financial institutions providing distribution assistance or administrative services for the Fund may be required to register as securities dealers in certain states.

   Under the Plan, the Funds' Controller or Treasurer reports quarterly the amounts and purposes of assistance payments. During the continuance of the Plan the selection and nomination of the disinterested Trustees is at the discretion of the disinterested Trustees currently in office.

   During the fiscal year ended May 31, 1998, $580,881 was paid under the Plan by the Funds. Any such payments are intended to benefit a Fund by maintaining or increasing net assets to permit economies of scale in providing services to shareholders and to contribute to the stability of shareholder services. During the fiscal year ended May 31, 1998, substantially all payments made by the Funds were to brokers or other financial institutions and intermediaries for share balances in the Funds.

   The Plan and related agreements were duly approved by shareholders and as to any Fund may be terminated at any time by a vote of a majority of the outstanding voting securities of such Fund or by vote of the disinterested Trustees. The Plan and related agreements may be renewed from year to year, if approved by a vote of a majority of the Board of Trustees, and by the vote of the disinterested Trustees cast in person at a meeting called for the purpose of voting on such renewal. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plan must be approved by a vote of the Board of Trustees and of the disinterested Trustees, cast in person at a meeting called for the purpose of such vote.

   CUSTODIAL SERVICES AND INDEPENDENT ACCOUNTANT. The Chase Manhattan Bank, 4 New York Plaza, New York, NY 10004 and Bankers Trust Company, One Bankers Trust Plaza, New York, NY 10015 are Custodians of the Fund's securities and cash pursuant to Custodian Agreements. PricewaterhouseCoopers LLP, 1301 Avenue of the Americas, New York, NY 10019 is the Funds' independent accountant.

             PORTFOLIO TURNOVER, TRANSACTION CHARGES AND ALLOCATION

   As investment securities transactions made by each Fund are normally principal transactions at net prices, the Funds do not normally incur brokerage commissions. Purchases of securities from underwriters involve a commission or concession paid by the issuer to the underwriter and aftermarket transactions with dealers involve a spread between the bid and asked prices. During the past three fiscal years the Funds have not paid any brokerage commissions.

   The Funds' policy of investing in debt securities maturing within one year results in high portfolio turnover. However, because the cost of these transactions is minimal, high turnover does not have a materially adverse effect upon the net asset value or yield of a Fund.

   Subject to the overall supervision of each Fund's officers and the Boards of Trustees, RMCI places all orders for the purchase and sale of a Fund's investment securities. In general, in the purchase and sale of investment securities, RMCI will seek to obtain prompt and reliable execution of orders at the most favorable prices or yields. In determining best price and execution, RMCI may take into account a dealer's operational and financial capabilities, the type of transaction involved, the dealer's general relationship with RMCI, and any statistical, research, or other services provided by the dealer to RMCI. To the extent such non-price factors are taken into account, the execution price paid may be increased, but only in reasonable relation to the benefit of such non-price factors to the Funds as determined in good faith by RMCI. Brokers or dealers who execute investment securities transactions may also sell shares of a Fund; however, any such sales will not be either a qualifying or disqualifying factor in the selection of brokers or dealers.

   When orders to purchase or sell the same security on identical terms are simultaneously placed for the Funds and other portfolios managed by RMCI, the transactions are allocated as to amount in accordance with each order placed for each portfolio. However, RMCI may not always be able to purchase or sell the same security on identical terms for all portfolios affected.

                          SHARES OF BENEFICIAL INTEREST

   The Declaration of Trusts permit the Trust to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in a Fund. If they deem it advisable and in the best interests of shareholders, the

Trustees may classify or reclassify any unissued shares of each Fund by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms and conditions of redemption of the stock. Any changes would be required to comply with any applicable state and federal securities laws. These currently require that each class be preferred over all other classes with respect to assets specifically allocated to such class. It is anticipated that under most circumstances, the rights of any additional class would be comparable, unless otherwise required, to respond to the particular situation. Upon liquidation of a Fund, shareholders are entitled to share, pro rata, in its net assets of their respective Funds available for distribution to such shareholders. It is possible, although considered highly unlikely in view of the method of operation of mutual funds, that should assets of one class of shares be insufficient to satisfy its liabilities, the assets of another class could be subjected to claims arising from the operations of the first class of shares. No changes can be made to a Fund's issued shares without shareholder approval.

   Each Fund share, when issued, is fully paid, non-assessable (except as set forth below), and fully transferable or redeemable at the shareholder's option. Each Fund share has an equal interest in the net assets of its portfolio, equal rights to all dividends and other distributions from its portfolio, and one vote for all purposes. Shares of all classes vote together for the election of Trustees, and have noncumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Trustee could elect all Trustees if they so chose, and in such event the holders of the remaining shares could not elect any person to the Board of Trustees.

   Under Massachusetts law, the shareholders and trustees of a business trust can be personally liable for the Funds' obligations unless, as in this instance, the Declaration of Trust provides, in substance, that no shareholder or trustee shall be personally liable for the Fund's, and each investment portfolio's, obligations to third parties, and requires that every written contract made by a Fund contain a provision to that effect. The Declaration of Trust also requires the Fund to indemnify its shareholders and Trustees against such liabilities and any related claims or expenses.

   The Declaration of Trusts further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declarations protect a Trustee against any liability to which he would otherwise be subject to by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

   Regulations of the Securities and Exchange Commission provide that if a class is separately affected by a matter requiring shareholder vote (election of Trustees, ratification of independent auditor selection and approval of an underwriting agreement are not considered to have such separate effect and may be voted upon by the Fund as a whole), each class will vote separately. Each class votes separately on such matters as approval of the Investment Management Agreement, material amendments to the Plan of Distribution, and changes in the fundamental policies of the Fund. These items require approval by a majority of the affected shareholders. For this purpose a "majority" is constituted by either 50 percent of all shares voting as a group or 67 percent of the shares voted at an annual meeting of shareholders at which at least 50 percent of the shares of each group are represented.

   As of June 30, 1998, no persons owned beneficially or of record 5 percent of the California Tax-Exempt Fund, Connecticut Tax-Exempt Fund, Florida Tax-Exempt Fund, Massachusetts Tax-Exempt Fund, New Jersey Tax-Exempt Fund, Ohio Tax-Exempt Fund or the New York Tax-Exempt Fund.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

   Redemption payments will normally be made by check or wire transfer but each Fund is authorized to make payment of redemptions partly or wholly in kind (that is, by delivery of investment securities valued at the same time as the redemption net asset value ("NAV") is determined). The Funds have elected to permit any shareholder of record to make redemptions wholly in cash to the extent the shareholder's redemptions in any 90-day period do not exceed the lesser of $250,000 or 1% of the net assets of the Fund. The election is irrevocable pursuant to rules and regulations under 1940 Act unless withdrawal is permitted by order of the SEC. Redemptions in kind are further limited by the Funds' intention to redeem in kind only when necessary to reduce a disparity between amortized cost and market value. In disposing of such securities, an investor might incur transaction costs and on the date of disposition might receive an amount less than the net asset value of the redemption.

   IF SHARES OF A FUND ARE PURCHASED BY CHECK OR RESERVE AUTOMATIC TRANSFER, THE FUND MAY DELAY TRANSMITTAL OF REDEMPTION PROCEEDS UNTIL SUCH TIME AS IT HAS ASSURED ITSELF THAT GOOD PAYMENT HAS BEEN COLLECTED FOR THE PURCHASE OF SUCH SHARES, WHICH MAY BE UP TO 10 BUSINESS DAYS.

   PURCHASES AND REDEMPTIONS THROUGH OTHERS. Share purchases and redemptions may also be made through brokers and financial institutions ("firms"). Firms may provide varying arrangements for their clients with respect to the purchase and redemption of Fund shares and may arrange with their clients for other investment or administrative services. Some of these firms participate in the Funds' Plans of Distribution ("Plans"). Under the Plans, payments are made to persons who provide assistance in distributing Fund shares or other assistance to a Fund.

   NET ASSET VALUE. Shares of each Fund are offered at NAV which is calculated at the close of each Business Day as defined in the Prospectus. The net asset value is not calculated on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day, Christmas Day, days the New York Stock Exchange is closed for trading and on regional banking holidays. The NAV of each Fund is normally maintained at $1.00 per share. The Funds cannot guarantee that their net asset value will always remain at $1.00 per share.

   The NAV per share of each Fund is determined by adding the value of all of its securities, cash and other assets, subtracting its liabilities, and dividing the results by the number of its shares outstanding. The Boards of Trustees have determined the most practical method currently available for valuing investment securities is the amortized cost method. This procedure values a purchased security at cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium and accrual of interest income, irrespective of intervening changes in interest rates or security market values.

   In order to maintain a $1.00 share price the Funds will utilize the following practices: maintain a dollar-weighted average portfolio maturity of 90 days or less; purchase only instruments having remaining maturities of 397 days or less; and invest only in securities determined by the Boards of Trustees to be of high quality with minimal credit risk. To assess whether repurchase agreement transactions present more than minimal credit risk, the Trustees have established guidelines and monitor the creditworthiness of all entities, including banks and broker-dealers, with which a Fund proposes to enter into repurchase agreements. In addition, the Funds have adopted procedures, taking into account current market conditions and the investment objective, to attempt to maintain its net asset value as computed for the purpose of sales and redemptions at $1.00 per share. Such procedures will include review by the Trustees at such intervals as they may determine reasonable, to ascertain the extent of any difference in the net asset value of a Fund from $1.00 a share determined by valuing its assets at amortized cost as opposed to valuing them based on market factors. If the deviation exceeds 1/2 of one percent, the Trustees will promptly consider what action if any should be initiated. If they believe that the deviation may result in material dilution or other unfair results to shareholders, the Trustees have undertaken to apply appropriate corrective remedies which may include the sale of a Fund's assets prior to maturity to realize capital gains or losses or to shorten the average maturity of a Fund, withholding dividends, redemption of shares of a Fund in kind, or reverting to valuation based upon market prices and estimates.

   SHAREHOLDER SERVICE POLICIES. The Funds' policies concerning shareholder services are subject to change from time to time. The Funds reserve the right to change the $1,000 minimum account size subject to the $5 monthly service charge or involuntary redemption. The Funds further reserve the right to impose special service charges for services provided to individual shareholders generally including, but not limited to, fees for returned checks, stop payment orders on official checks and shareholder checks, and special research services. The Funds' standard service charges as described in the Prospectus are also subject to adjustment from time to time. In addition, the Funds reserve the right to increase their minimum initial investment amount at any time.

   CREDITING OF INVESTMENTS. The Funds will only give credit investments on the day they become available in federal funds. A Federal Reserve wire system transfer ("Fed wire") is the only type of wire transfer that is reliably available in federal funds on the day sent. For a Fed wire to receive same day credit, the Fund must be notified before 11:00 AM (New York time) of the amount to be transmitted and the account to be credited. Checks and other items submitted to the Funds for investment are only accepted when submitted in proper form, denominated in U.S. dollars, and are credited to shareholder accounts only upon their conversion into federal funds, which normally takes one or two Business Days following receipt. Checks delivered to the Funds after 11:00 AM (New York time) are considered received on the following Business Day.

   Checks drawn on foreign banks are normally not accepted by the Funds. In addition, the Funds do not accept cash investments.

   The Funds reserve the right to reject any investment in them for any reason and may, at any time, suspend all new investment.

   IF SHARES PURCHASED ARE TO BE PAID FOR BY WIRE AND THE WIRE IS NOT RECEIVED BY A FUND OR IF SHARES ARE PURCHASED BY A CHECK WHICH, AFTER DEPOSIT, IS RETURNED UNPAID OR PROVES UNCOLLECTABLE, THE PURCHASE MAY BE CANCELED OR REDEEMED IMMEDIATELY. THE INVESTOR THAT GAVE NOTICE OF THE INTENDED WIRE OR SUBMITTED THE CHECK WILL BE HELD FULLY RESPONSIBLE FOR ANY LOSSES INCURRED BY THE FUND, THE INVESTMENT ADVISER OR THE DISTRIBUTOR. THE FUND MAY REDEEM SHARES FROM ANY ACCOUNT REGISTERED IN THAT PURCHASER'S NAME AND MAY APPLY THE PROCEEDS THEREFROM TO THE PAYMENT OF ANY AMOUNTS OWED THE FUND, THE INVESTMENT ADVISER OR THE DISTRIBUTOR.


   SHARE CERTIFICATES. Share certificates are not issued by the Funds.

                             DISTRIBUTIONS AND TAXES

   Each Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended ("Code"), so long as such qualification is in the best interests of their shareholders. To qualify as a regulated investment company, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies); and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and its net tax-exempt interest income each taxable year.

   As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses for the one-year period ending on October 31 of the calendar year, and
(3) any ordinary income and capital gains for previous years that was not distributed during those years. A distribution, including an "exempt-interest dividend," will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

   The Fund intends to qualify under the Code to pay "exempt-interest dividends" to its shareholders. The Fund will be so qualified if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities on which the interest payments are exempt from federal income tax. To the extent that dividends distributed by the Fund to its shareholders are derived from interest income exempt from federal income tax and are designated as "exempt-interest dividends" by the Fund, they will be excludable from the gross incomes of the shareholders for federal income tax purposes. "Exempt-interest dividends," however, must be taken into account by shareholders in determining whether their total incomes are large enough to result in taxation of up to 85 percent of their social security benefits and certain railroad retirement benefits. It should also be noted that tax-exempt interest on private activity bonds in which the Fund may invest generally is treated as a tax preference item for purposes of the alternative minimum tax for corporate and individual shareholders. The Fund will inform shareholders annually as to the portion of the distributions from the Fund which constituted "exempt-interest dividends."

   Dividends paid out of the Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Because no portion of the Fund's income is expected to consist of dividends paid by U.S. corporations, no portion of the dividends paid by the Fund is expected to be eligible for the corporate dividends-received deduction. Distributions of net capital gains, if any, designated as capital gain dividends are taxable to individual shareholders at the applicable 20% or 28% capital gains rate, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

   Upon the sale or other disposition of shares of the Fund, in the event that the Fund fails to maintain a constant net asset value per share, a shareholder may realize a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares. Furthermore, a loss realized by a shareholder on the redemption, sale or exchange of shares of the Fund with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholder for less than six months.

   Under the Code, a shareholder may not deduct that portion of interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends (such as those of the Fund) which bears the same ratio to the total of such interest as the exempt-interest dividends bear to the total dividends (excluding net capital gain dividends) received by the shareholder. In addition, under rules issued by the Internal Revenue Service for determining when borrowed funds are considered to be used to purchase or carry particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to such purchase.

   The tax consequences to a foreign shareholder of an investment in the Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

   Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by industrial development bonds should consult their tax advisers before purchasing shares of the Fund. The term "substantial user" generally includes any "non-exempt person" who regularly uses in his or her trade or business a part of a facility financed by industrial development bonds. Generally, an individual will not be a "related person" of a substantial user under the Code unless the person or his or her immediate family owns directly or indirectly in the aggregate more than a 50% equity interest in the substantial user.

   The exemption from federal income tax of dividends derived from interest on Municipal Obligations does not necessarily result in exemption under the tax laws of any state or local taxing authority.

   Shareholders are advised to consult with their tax advisers regarding the applicability of state and local taxes to an investment or income therefrom in a Fund which may differ from the federal income tax consequences described above.
                                   FUND YIELD

   The current yield of a Fund may differ from the Fund's effective yield and annualized dividends.

   Current yield is calculated by determining the net change (exclusive of capital changes) in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by a fraction having 365 in the numerator and the number of days in the base period in the denominator. The current yield stated in the prospectus utilizes a seven day base period. Net change in account value must reflect (i) the value of additional shares purchased with dividends from the original share and dividends declared on by the original share and any such additional shares; and
(ii) any recurring fees charged to all shareholder accounts, in proportion to the length of the base period and the Fund's average or median account size. Net change in account value must exclude realized gains or losses and unrealized appreciation or depreciation.

   Effective yield is computed by adding one to the current yield, raising the sum to a power equal to 365 divided by the number of days in the base period (seven days), and subtracting one from the result according to the following formula: Effective Yield = [(Base Period Return + 1)] 365/7 - 1. Effective annual yields are a representative of the effective annual rate of return produced by the monthly compounding of Fund dividends.

   Taxable equivalent yield is computed by dividing either current yield or effective yield by a denominator equal to one minus a stated income tax rate according to the following formula: Taxable Equivalent Yield = Current or Effective Yield/(1 - Income Tax Rate).

   Yield information may be useful in reviewing the performance of a Fund, but because of fluctuations, it may or may not provide a basis for comparison with bank deposits, other money investments which pay a fixed yield for a stated period of time, such as Treasury bills, bank certificates of deposit, savings certificates and NOW accounts. When making comparisons, the investor should also consider the quality and maturity of the portfolio securities of the various money-market funds. An investor's principal is not guaranteed by the Fund, nor is it insured by a governmental agency.

                        RESERVE CASH PERFORMANCE ACCOUNT

   The Reserve Cash Performance ("CPA") and Reserve "CPA" Plus accounts provide a comprehensive package of additional services to investors in the Funds. Reserve CPA and CPA Plus offers a check arrangement whereby checks are issued to Reserve shareholders which may be used to redeem shares in the account in any amount. If a bank accepts a check, it will be paid in the order received by redemption of shares from the investor's Reserve account. Any check in an amount exceeding the Reserve account balance will be returned to the payee. Reserve CPA checks can be used in the same manner as any other bank checks. Paid checks will not be returned but complete statements on such paid checks will be provided monthly.

   A VISA Gold Check Card (a debit card) is also available. The VISA card functions exactly as does a conventional VISA credit card except that the cardholder's Reserve account is automatically charged for all purchases and cash advances, thus eliminating the usual monthly finance charges. As with the checking facility, VISA charges are paid by liquidating shares in the Reserve Fund account, but any changes that exceed the balance will be rejected. VISA card issuance is subject to credit approval. Reserve, VISA or the bank may reject any application for checks or cards and may terminate an account at any time. Conditions for obtaining a VISA Check Card may be altered or waived by the Funds either generally or in specific instances. The checks and VISA cards are intended to provide investors with easy access to their account balances.

   Each Fund will charge a non-refundable annual CPA Plus service fee (currently $60 which may be charged to the account at the rate of $5 monthly). Participants will also be charged for specific costs incurred in placing stop payment orders, obtaining check copies and in processing returned checks. The annual service fee and other charges may be changed at any time upon 30 days notice. In addition, broker/dealers or other financial institutions in the CPA Program may charge their own service fees in addition to the annual fee.

   VISA cardholders may be liable for the unauthorized use of their card up to the amount set by the governing Federal regulations which is currently $500 if the Fund or the bank is not notified of the theft or loss within 2 Business Days. Participants should refer to the VISA Account Shareholder Agreement for complete information regarding responsibilities and liabilities with respect to the VISA Gold card. If a card is lost or stolen, the cardholder should report the loss immediately by telephoning the issuing bank, currently BankOne at 614-248-4242 which can be reached 24 hours a day, seven days a week or the Funds at 800-631-7784 or 212-977-9880 during normal business hours (9:00 A.M. to 5:00 P.M., New York time).

   The use of checks and cards by participants will be subject to the terms of your Reserve CPA Account Application and VISA Account Shareholder Agreement.

                              MUNICIPAL OBLIGATIONS

   Municipal bonds and municipal notes are the two major classifications of Municipal Obligations. Such obligations are generally issued to obtain funds for various public purposes, including the construction of public facilities such as airports, bridges, highways, houses, hospitals, mass transportation, schools, streets, and water and sewer works. In addition, Municipal Obligations may be issued to refund outstanding debt and obtain funds for general operating expenses.

   Municipal bonds, which are long term instruments and generally have maturities longer than one year when issued, may be either "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities, in some cases, from the proceeds of a special excise tax or other specific revenue source but not from the general taxing power.

   Certain kinds of industrial development bonds ("IDBs") are issued by or on behalf of public authorities to provide funding for various privately operated industrial facilities such as warehouse, office, plant, and store facilities. IDBs are, in most cases, revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The payment of the principal and interest on IDBs usually depends solely on the ability of the user of the facilities financed by the bonds or other guarantor to meet its financial obligations and, in certain instances, the pledge of real and personal property as security for payment. If there is no established secondary market for the IDBs, the IDBs or the participation interests purchased by a Fund will be supported by repurchase commitments and bank letters of credit or guarantees of banks that meet the quality criteria of the Fund and which may be exercised by the Fund to provide liquidity.

   Municipal notes are usually issued to obtain funds in anticipation of receipt of taxes, receipt of proceeds of issuances of municipal bonds, or other revenue which will provide funds to repay the notes, and generally have maturities of one year or less.

   On April 20, 1988, the U.S. Supreme Court in South Carolina v. Baker, overruled an 1895 case, Pollock v. Farmers' Loan & Trust Company which held that interest on Municipal Obligations was immune from Federal taxation. As a result, proposals may be introduced before the Congress to eliminate or restrict the Federal income tax exemption for interest on certain Municipal Obligations.

   The Funds may purchase securities affected by these proposals. If such proposals are enacted, the availability of Municipal Obligations by the Funds would be adversely affected. In such event, the Funds would reevaluate their investment objective and policies and submit possible changes in the structure of the Funds for the consideration of shareholders. Investors should be aware that the quantity of Municipal Obligations available for purchase by the Funds may be limited, and that factor may affect the amount of tax-exempt income which can be obtained from an investment in them. Substantial reductions in the availability of tax-exempt securities might also cause a reevaluation of a Fund's investment objective and policies.

   VARIABLE RATE DEMAND INSTRUMENTS. Variable rate demand instruments that the Funds may purchase are tax-exempt Municipal Obligations or participation interests therein that provide for periodic adjustments in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days notice either from the issuer or by drawing on a bank letter of credit or guarantee issued with respect to such instrument. The issuer of the Municipal Obligation may have a corresponding right to prepay in its discretion the outstanding principal of the instrument plus accrued interest upon notice comparable to the required for the holder to demand payment.

   The variable rate demand instruments in which the Funds may invest will comply with Rule 2a-7 under the Investment Company Act of 1940. The Funds will determine the variable rate demand instruments it will purchase in accordance with procedures prescribed by its Board to minimize credit risks. The Fund's investment adviser may determine that an unrated variable rate demand instrument meets the Fund's investment high quality criteria if it is backed by a suitable bank letter of credit or guarantee.

   The variable rate demand instruments that the Funds may invest in include participation interests purchased from banks in variable rate tax exempt Municipal Obligations owned by banks or affiliated organizations. A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation and provides the repurchase feature described above. Each participation is backed by an irrevocable letter of credit or guarantee of an appropriately rated bank. The Fund has the right to sell the instrument back to the bank and draw on the letter of credit on demand, after seven days' notice, for all or any part of the full principal amount of the Fund's participation interest in the bond plus accrued interest. Banks usually retain a service fee, a letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the Municipal Obligations over the negotiated yield at which the instrument was purchased by the Fund.

                                     RATINGS

   TAX-EXEMPT BOND RATINGS. The highest ratings for municipal bonds are Aaa or Aa if rated by Moody's Investor Services, Inc. ("Moody's") and AAA or AA if rated by Standard & Poor's Corporation ("S&P"). Such bonds are judged to be of high quality and are not considered speculative. Bonds rated A by Moody's are considered to possess many favorable investment attributes and are to be considered as upper medium grade obligations. Such bonds have factors giving security to principal and interest that are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Debt rated A by S&P is considered to have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

   TAX-EXEMPT PAPER RATINGS. Moody's tax-exempt paper rating are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of twelve months. The highest quality obligations are rated "Prime." Issuers rated Prime-1 have superior ability for repayment of senior short-term debt obligations. Issuers rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. Moody's employs the following two designations, all judged to be investment grade, to indicate the relative repayment capacity of rated short-term issuers: MIG-1/VMIG-1, Best Quality and MIG-2/VMIG-2, High Quality. The designation of MIG-1/VMIG-1 indicates there is strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing. The designation of MIG-2/VMIG-2 indicates margins of protection ample although not so large as in MIG-1/VMIG-1.

   S&P's tax-exempt paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more that 365 days. The highest quality obligations are rated "A". Issues assigned A rating for regarded as having the greatest capacity for timely payment. Issues in this category are further refined with designations to indicate the relative degree of safety. The two top such designations are 1 and 2. The "A-1" designation indicates that the degree of safety regarding timely payment is strong. The "A-2" designation indicates that capacity for timely payment is satisfactory. Municipal note ratings by Standard & Poor's are preceded by the designation SP. Those issues determined to possess overwhelming safety characteristics are designated SP-1+. Municipal notes designated SP-1 are considered to have a very strong or strong capacity to pay principal and interest. Municipal notes designated SP-2 are considered to have a satisfactory capacity to pay principal and interest.

                   RISK FACTORS OF CONCENTRATING IN CALIFORNIA

   The following discusses the risks of concentrating investments in obligations of the State of California ("State") and its political subdivisions, duly constituted authorities and corporations.

   Since the start of the State's 1990-91 fiscal year, the State has faced the worst economic, fiscal, and budget conditions since the 1930's. The State of California's tax revenue experience in the past few years clearly reflects sharp declines in employment, income and retail sales on a scale not seen in over 50 years. However, the 1995-96 Governor's Budget, released January 10, 1995 (the "Governor's Budget"), indicates the State has embarked on a steady economic recovery since late 1993, somewhat sooner than predicted in the May 1994 Revision of the 1994-95 Governor's Budget.

   The recession seriously affected state tax revenues, which basically mirror economic conditions. It also caused increased expenditures for health and welfare programs. The State has also been facing a structural imbalance in its budget with the largest programs supported by the General Fund - K-12 schools and community colleges, health, welfare and corrections - growing at rates significantly higher than the growth rates for the principal revenue sources of the General Fund. As a result, the State has experienced recurring budget deficits; the State Controller reports that expenditures exceeded revenues for four of the last five completed fiscal years ending with 1991-92; the State had an operating surplus of about $109 million in 1992-93 and $836 million in 1993-94. However, at June 30, 1994, according to the Department of Finance, the State's Special Fund for Economic Uncertainties still had an accumulated deficit, on a budget basis, of approximately $1.8 billion.

   A further consequence of the large budget imbalance over two fiscal years was that the State used up all of its available cash resources. In late June, 1992 the State was required to issue $475 million of short-term revenue anticipation warrants to cover obligations coming due on June 30. Because the 1992-93 Budget Act was not adopted until September 2, 1992, the State was delayed in carrying out its usual cash flow borrowing for the fiscal year. The shortfall of cash forced the State Controller, after July 1, 1992, to issue approximately $3.8 billion of interest-bearing "registered warrants" in lieu of regular warrants which are redeemable for cash to many State vendors, suppliers and employees and to local government agencies to pay valid obligations from the prior fiscal year, and to pay continuing obligations after July 1 based on special appropriations or court orders. Certain constitutionally mandated obligations, such as debt service on bonds and revenue anticipation warrants, were paid with available cash. Registered warrants had not been issued by the State in the 1930s.

   The 1992-93 Budget Act closed a "gap" of about $7.9 billion, but budgeted a reserve at June 30, 1993 of only $28 million. However, the Governor's Budget for 1993-94, released January 8, 1993 (the "1993-94 Governor's Budget"), predicted revenues in the 1992-93 fiscal year will be $2.5 billion below 1992-93 Budget Act projections, and projected the State will have a $2.1 billion budget deficit at June 30, 1993. This however, assumed favorable legislative action by March 1993 on certain proposals to reduce health and welfare payments and eliminate a renters' tax credit, which combined would have saved $475 million by June 30, 1993. The Legislature has failed to enact these proposals. This, combined with the impact of the State Franchise Tax Board's February 4, 1993 order to release the renters' tax credit refunds, will require at least another $475 million in budget reductions in addition to those proposed in the 1993-94 Government's Budget. The 1993-94 Governor's Budget also projects that cash resources will be depleted during May 1993, necessitating additional cash flow borrowing. Actual performance for the balance of the 1992-93 fiscal year will depend on many factors, including economic conditions in the State and the nation. As result of the deterioration in the State's budget and cash situation in fiscal years 1991-92, and 1992-93, rating agencies reduced the State's credit ratings. Between November 1991 and October 1992 the rating on the State's general obligation bonds was reduced by S&P from AAA to AA+, by Moody's from Aaa to Aa, and by Fitch from AAA to AA.

   The accumulated budget deficits over the past several years, together with expenditures for school funding which have not been reflected in the budget, and reduction of available internal borrowable funds, have combined to significantly deplete the State's cash resources to pay its ongoing expenses. In order to meet its cash needs, the State has had to rely for several years on a series of external borrowings, including borrowings past the end of a fiscal year. Such borrowings are expected to continue in future fiscal years. To meet its cash flow needs in the 1994-95 fiscal year, the State has issued, in July and August, 1994, $4.0 billion of revenue anticipation warrants which mature on April 25, 1996, and $3.0 billion of revenue anticipation notes maturing on June 28, 1995.

   On July 15, 1994, all three of the rating agencies rating the State's long-term debt lowered their ratings of the State's general obligation bonds, Moody's Investors Service lowered its rating from Aa to A1, Standard & Poor's Ratings Group lowered its rating from A+ to A and termed its outlook as "stable," and Fitch Investors Service lowered its rating from AA to A. By June 1998, the State's long-term debt rating stood at A+ and AA- by Standard & Poor's and Fitch, respectively.

   The California personal income tax, which in 1990-91 contributed about 45% of General Fund revenues, is closely modeled after the federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions). The tax is progressive with rates ranging from 1% to 11%. Personal, dependent, and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax
(AMT) which is much like the Federal AMT. This is designed to ensure that excessive use of tax preferences does not reduce taxpayers' liabilities below some minimum level. Legislation enacted in July 1991 added two new marginal tax rates, at 10% and 11% effective for tax years 1991 through 1995. After 1995, the maximum personal income tax rate is scheduled to return to 9.3%, and the AMT rate is scheduled to drop from 8.5% to 7%.

   The personal income tax is adjusted annually by the change in the consumer price index to prevent taxpayers from being pushed into higher tax brackets without a real increase in income.

   The sales tax is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas, electricity and water. Sales tax accounted for about 39% of General Fund revenue in 1991-92. Bank and corporation tax revenues comprised about 11% of General Fund revenue in 1991-92. In 1989, Proposition 99 added a 25 cents per pack excise tax on cigarettes, and a new equivalent excise tax on other tobacco products.

   The 1995-96 Governor's Budget, issued January 10, 1995, contains a reforecast of revenues and expenditures for the 1994-95 fiscal year. The Department of Finance Bulletin for April 1995 reports that General Fund revenues for March 1995 were $28 million, or 1.1 percent, below forecast, and that year-to-date General Fund revenues were $110 million, or 0.4 percent, below forecast. The largest component of the decrease is attributable to personal income tax receipts, which were $134 million, or 1.1 percent, below the year-to-date forecast. In addition, sales and use tax receipts were $117 million, or 1.1 percent, below the year-to-date forecast. The sales and year-to-date bank and corporation tax receipts were as forecast, and that miscellaneous revenues were $141 million above the year-to-date forecast. This gain is mostly attributable to revenues such as those relating to trial courts, state lands, and unclaimed property. The Department of Finance believes the gain in unclaimed property revenues ($40 million above forecast) to be real, and expects it to grow slightly by the end of the fiscal year.

   Revised employment data indicate that California's recession ended in 1993, and following a period of stability, a recovery is now underway. The State's unemployment rate fell in 1995, from 10.1 percent in January to 7.7 percent in October and November. The gap between the national and California jobless rates narrowed from 3.4 percentage points at the beginning of 1994 to an average of 2 percentage points in October and November. In 1996, job growth is projected to exceed 300,000, with gains in all major sectors of the State's economy, again led by services and construction.

   The Department of Finance Bulletin for April 1995 reports on the State's continued economic recovery. Despite wet weather, nonfarm employment in the State increased by 17,000 in March and was up 127,500, or 1.1 percent, from March 1994. Due to heavy rainstorms, construction employment decreased by 6,900 jobs in March after increasing by more than 35,000 in February. Even so, 22,500 new construction jobs were added since March 1994, a gain of almost 5 percent. Most other major private industry groups posted gains for March, with services gaining 18,500 jobs and durable goods factories adding 2,800, despite a drop of 700 jobs in aerospace industries. The State's unemployment rate rose slightly in March to 7.6 percent from 7.3 percent in February, but was down from 8.8 percent in March 1994. Other indicators, including retail sales, homebuilding activity, existing home sales and bank lending volume all confirm the State's recovery.

   Pursuant to the Budget Adjustment Law (the "Law," Government Code Section 12467), the State Controller was required to make a report by November 15, 1994 on whether the projected cash resources for the General Fund as of June 30, 1995 would decrease more than $430 million from the amount projected by the State in its Official Statement in July, 1994 for the sale of $4,000,000,000 of Revenue Anticipation Warrants. On November 15, 1994, the State Controller issued the report on the State's cash position required by the Budget Adjustment Law. The report indicated that the cash position of the General Fund on June 30, 1995 would be $581 million better than was estimated in the July, 1994 cash flow projections and therefore, no budget adjustment procedures will be invoked for the 1994-95 fiscal year. As explained earlier, the Law would only be implemented if the State Controller estimated that borrowable resources on June 30, 1995 would be at least $430 million lower than projected.

   The 1995-96 Budget will be subject to the Budget Adjustment or "Trigger" legislation enacted in June 1994. The Proposed Budget contains a cash flow projection (based on all the assumptions described above) which shows about $1 billion of unused borrowable resources at June 30, 1996, providing this amount of "cushion" before the budget "trigger" would have to be invoked.

   However, a report issued by the Legislative Analyst in February 1995 notes that the Proposed Budget (and hence the margin of cushion under the "trigger") is subject to a number of major risks, including receipt of the expected federal immigration aid and other federal actions to allow health and welfare cuts, and the outcome of several lawsuits concerning previous budget actions which the State has lost at the trial court level, and which are under appeal. This Analyst's Report also estimates that, despite more favorable revenues, the two-year budget estimates made in July 1994 are about $2 billion out of balance, principally because federal immigration aid appears likely to be much lower than previously estimated. This shortfall is much smaller than the State has faced in recent years, and has been addressed in the Governor's Budget.

   The state has taken significant steps to restructure its budget, reduce its accumulated deficit, and is in the fifth year of holding expenditures equal to, or below, revenues. Continued spending pressures for education, corrections, and, until recently, health and welfare have made it difficult for the State to accumulate any significant contingency reserves. The State now projects a very modest ending reserve for fiscal 1997, and has budgeted about a 1% reserve for fiscal 1998. Overall, the General Fund GAAP-basis deficit has been reduced from a peak of $4.6 billion in 1992-93 to $2.1 billion at fiscal 1996.

   The Governor's proposed 1997-98 budget provides for moderate expenditure growth of about 3.9%. Revenue growth is projected at 4.7%, including the effects of a proposed 5% cut in the bank and corporate tax rate. Spending levels continue to be driven by constitutional spending requirements of Proposition 98, which requires about 40% of the general fund to be dedicated to K-14 education. Overall funding for K-14 education is proposed to increase by 7.6% over fiscal 1997 levels, outpacing other spending categories.

   On December 6, 1994, Orange County, California (the "County"), together with its pooled investment funds (the "Funds") filed for bankruptcy protection under Chapter 9, causing a liquidity crisis for the Funds and the County. More than 180 other public entities, most of which, but not all, are located in the County, were also depositors in the Funds. As of mid-January, 1995, following a restructuring of most of the Funds' assets to increase their liquidity and reduce their exposure to interest rate increases, the County estimated the Funds' loss at about $1.69 billion, or about 23% of their initial deposits of approximately $7.5 billion. Many of the entities which deposited monies in the Funds, including the County, are facing cash flow difficulties because of the bankruptcy filing and may be required to reduce programs or capital projects. This may also affect their ability to meet their outstanding obligations.

   The State has no existing obligation with respect to any outstanding obligations or securities of the County or any of the other participating entities. However, in the event the County is unable to maintain county administered State programs because of insufficient resources, it may be necessary for the State to intervene, but the State cannot presently predict what, if any, action may occur. As of mid-January, it appeared that school districts may have collectively lost up to $230 million from the amounts they had on deposit in the Funds.

   On May 2, 1995, the U.S. Bankruptcy Court approved the Comprehensive Settlement Agreement re Orange County Investment Pools. The agreement resulted in school participants in the Funds receiving a cash distribution totaling approximately 90 percent of the schools' investment balances.

   Under existing legal precedent, the State is obligated to intervene when a school district's fiscal problems would otherwise deny its students basic educational equality. The State is not presently able to predict whether any school districts will face insolvency because of their participation in the Funds, and if so, the potential amount or form of aid which the State may have to provide.


                  RISK FACTORS OF CONCENTRATING IN CONNECTICUT

   The following concerns the risks of concentrating investments in obligations of the State of Connecticut ("State") and its political subdivisions, duly constituted authorities and corporations.

   Connecticut's economy is diverse, with manufacturing, services and trade accounting for approximately 70% of total nonagricultural employment. Manufacturing employment has been on a downward trend since 1984 while nonmanufacturing employment has risen significantly. From 1970 to 1992, manufacturing employment has declined 30.8% while the number of persons employed in service-related industries, such as trade, government, health, education, recreation, utilities, finance, insurance, transportation, and real estate increased 60.8%. Although agriculture remains significant to Connecticut, the amount of land devoted to farming has declined over time. These trends are expected to continue in the future. Tourism and summer residency are also economic factors.

   Manufacturing has traditionally been of prime economic importance to Connecticut and remains the State's single most important economic activity. The manufacturing industry is diversified, with transportation equipment (primarily commercial and defense related) the dominant industry, followed by fabricated metal products, non-electrical machinery and electrical machinery. Defense-related business plays an important role in the Connecticut economy. Economic activity has been affected by the volume of defense contracts awarded to Connecticut firms. In the past ten years Connecticut has generally ranked from 6th to 11th among all states in total defense contracts awards, receiving 2.8% of all such contracts in 1992. On a per capita basis, defense awards to Connecticut have been among the highest in the nation. In recent years, the federal government has reduced defense-related spending and this trend is expected to continue. Both United Technologies Corporation and General Dynamics Corporation's Electric Boat Division have announced substantial labor force reduction. Any further decline in the federal defense budget could have a detrimental affect on the Connecticut economy.

   The industrial activity of the State is concentrated in two regions. The first, the Naugatuck Valley, extends from Bridgeport north through Ansonia and Waterbury to Torrington, and has a high proportion of heavy industry. The second, a belt extending from Hartford southwest through New Britain, Middleton and Meriden to New Haven, is typified by highly skilled precision metal products manufacturing. In addition, certain large submarine building activity and chemical production exist in the Groton area.

   Hartford, the capital of Connecticut, is a center of the insurance industry and a major service center for business and commerce. The southwestern portion of the State benefits from its proximity to New York City, with a substantial amount of suburban commutation to New York. An important factor in Connecticut's overall economic and employment picture is the influx of major business organizations that are relocating corporate headquarters or executive offices in Connecticut. Major employers in Connecticut include United Technologies Corporation, General Dynamics Corporation, Aetna Life and Casualty Company, The Travelers Insurance Company and Yale University.

   General Fund budgets for the biennium ending June 30, 1997, were adopted in 1995 anticipating expenditures of $8,987,907,123 and revenues of $8,988,180,000 for the 1995-96 fiscal year and anticipating expenditures of $9,311,125,170 and revenues of $9,311,700,000 for the 1996-97 fiscal year.

   The primary method for financing capital projects by the State is through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State. As of March 1, 1995, there was a total legislatively authorized bond indebtedness of $10,194,811,925, of which $8,673,257,677 had been approved for issuance by the State Bond Commission and $7,334,468,663 had been issued.

   To meet the need for reconstructing, repairing, rehabilitating and improving the State transportation system (except Bradley International Airport), the State adopted legislation which provides for, among other things, the issuance of special tax obligation ("STO") bonds, the proceeds of which will be used to pay for improvements to the State's transportation system. The STO bonds are special tax obligations of the State payable solely from specified motor fuel taxes, motor vehicle receipts, and license, permit and fee revenues pledged therefor and deposited in the special transportation fund. The cost of the infrastructure program for the twelve years beginning in 1984, to be met from federal, state, and local funds, was recently estimated at $9.4 billion. To finance a portion of the State's $4.1 billion share of such cost, the State expects to issue $3.7 billion of STO bonds over the twelve-year period.

   As of March 1, 1995, the General Assembly has authorized STO bonds for the program in the aggregate amount of $3,794,938,104, of which $3,144,650,752 had been issued. It is anticipated that additional STO bonds will be authorized by the General Assembly annually in an amount of equal rank with the outstanding bonds provided certain pledged revenue coverage requirements of the STO indenture controlling the issuance of such bonds are met. The State expects to continue to offer bonds for this program.

   On November 3, 1992, Connecticut voters approved a constitutional amendment which requires a balanced budget for each year and imposes a cap on the growth of expenditures. The General Assembly is required by the constitutional amendment to adopt by three-fifths vote certain spending cap definitions, which has not yet occurred. Accordingly, the adopted budget complies with the current statutory spending cap definitions enacted in 1991. Expenditures for the payment of bonds, notes and other evidences of indebtedness are excluded from the constitutional statutory definitions of general budget expenditures.

   In order to promote economic stability and provide a positive business climate, several tax changes were adopted during the 1993 legislative session. Among the most significant changes was a four year gradual rate reduction to the Corporation Business Tax based on income. Additionally, the interest rate for late payment of the Corporation Business Tax was reduced and additional tax credits, including a research and development tax credit, were created. In addition, several Sales Tax exemptions were added which include, among others, amusements and recreation, certain tax preparation services and car washes.

   Although the State recorded General Fund surpluses in its fiscal years 1985 through 1987, Connecticut reported deficits from its General Fund operations for the fiscal years 1988 through 1991. Together with the deficit carried forward from the State's 1990 fiscal year, the total General Fund deficit for the 1991 fiscal year was $965.7 million. The total deficit was funded by the issuance of General Obligation Economic Recovery Notes. The Comptroller's annual reports for the fiscal years ended June 30, 1992, 1993 and 1994 reflected General Fund operating surpluses of $110 million, $113.5 million, and $19.7 million, respectively. The Comptroller's monthly report for the period ended August 31, 1994 stated that on a GAAP basis the cumulative deficit is $531 million for fiscal 1994-95. The deficit continued to narrow in fiscal 1996 from $496 million to $399 million. As of June 1998, S&P, Moody's and Fitch rated Connecticut's bonds AA-, Aa3 and AA, respectively.

   While the enacted budget for fiscal 1997 relied on non-recurring measures to achieve balance, the State has chosen to defer some $100 million of these measures, a decision made possible by better-than-expected revenue performance which began in the final quarter of fiscal 1996 and has continued to date in 1997.

   There can be no assurance that general economic difficulties or the financial circumstances of Connecticut or its towns and cities will not adversely affect the ability of Connecticut issuers or obligors of State, municipal and public authority debt obligations to meet their obligations thereunder.

                    RISK FACTORS OF CONCENTRATING IN FLORIDA

   The Fund invests in obligations of Florida issuers which results in the Fund's performance being subject to the risks associated with the overall conditions present within the state. The following information is a brief summary of the recent prevailing economic conditions and a general summary of the state's financial status. This information is based on official statements relating to securities that have been offered by Florida issuers and from other sources believed to be reliable but should not be relied upon as a complete description of all relevant information.

   Florida is the twenty-second largest state with an area of 54,136 square miles and a water area of 4,424 square miles. The state is 447 miles long and 361 miles wide with a tidal shoreline of almost 2,300 miles. According to the U.S. Census Bureau, Florida moved past Illinois in 1986 to become the fourth most populous state, and as of 1990, had an estimated population of 13.2 million. The State's debt reflects its rapid population growth, which has created sustained spending pressure for basic governmental infrastructure and services. Management restraint and budgetary control have enabled the State to balance its budget through periods of economic weakness while meeting the needs of this growing population.

   Services and trade continue to be the largest components of the Florida economy, reflecting the importance of tourism as well as the need to serve Florida's rapidly growing population. Agriculture is also an important part of the economy, particularly citrus fruits. Oranges have been the principal crop, accounting for 70% of the nation's output. Manufacturing, although of less significance, is a rapidly growing component of the economy. The economy also has substantial insurance, banking, and export participation. Unemployment rates have historically been below national averages, but have recently risen above the national rate.

   Section 215.32, Florida Statutes, provides that financial operations of the State of Florida covering all receipts and expenditures must be maintained through the use of three funds--the General Revenue Fund, the Trust Fund, and the Working Capital Fund. The General Revenue Fund receives the majority of State tax revenues. The Working Capital Fund receives revenues in excess of appropriations and its balances are freely transferred to the General Revenue Fund as necessary. In November, 1992, Florida voters approved a constitutional amendment requiring the state to fund a Budget Stabilization Fund to 5% of general revenues, with funding to be phased in over five years beginning in fiscal 1995. The Working Capital Fund will become the Budget Stabilization Fund. Major sources of tax revenues to the General Revenue Fund are the sale and use tax, corporate income tax and beverage tax.

   The over-dependence on the sensitive sales tax creates vulnerability to recession. Accordingly, financial operations have been strained during the past few years, but the state has responded in a timely manner to maintain budgetary control.

   Florida's debt structure is complex. Most state debt is payable from specified taxes and additionally secured by the full faith and credit of the state. Under the general obligation pledge, to the extent specified taxes are insufficient, the state is unconditionally required to make payment on bonds from all non-dedicated taxes.

   Currently, the state's general obligation bonds are rated Aa2, AA+ and AA by Moody's, S&P and Fitch, respectively.

   The Fund's concentration in securities issued by the state and its political subdivisions provides a greater level of risk than a fund which is diversified across numerous states and municipal entities. The ability of the state or its municipalities to meet their obligations will depend on the availability of tax and other revenues; economic, political, and demographic conditions within the state; and the underlying condition of the state, and its municipalities.

                 RISK FACTORS OF CONCENTRATING IN MASSACHUSETTS

   The following concerns the risks of concentrating investments in obligations of the Commonwealth of Massachusetts and its political subdivisions, duly constituted authorities and corporations.

   There has been a significant improvement in the Massachusetts unemployment rate since 1975 when it was 12 percent. The state has recovered well from the decline of the apparel, textile and leather industries. Its employment mix is now particularly strong in high technology, military contractors, financial services, and education. In 1992, 33% of the work force was in the service sector.

   Boston is the transportation and commercial center for New England. It has an improving seaport and extensive railroad and trucking facilities, and its Logan International Airport is the tenth busiest airport in the U.S. Boston is also a substantial world financial center, the home of major banking, insurance, mutual fund and investment institutions. The concentration of educational institutions in Boston, and Massachusetts generally, has contributed greatly to the growing strength of the Massachusetts economy.

   Between 1991 and 1992, the state has lost 22,900 manufacturing jobs, from 485,000 to 462,100 (4.7%), and the unemployment rate in January 1994 was 7.2% while the U.S. unemployment rate was 6.7%. Increasing unemployment claims have also caused a deficit in the unemployment compensation trust fund of $120 million as of December 31, 1993. Between January 1993 and November 1993, 2,547 businesses failed; a slight decrease of 273 (9.68%) from the same period in 1992. Further, it is estimated by the Defense Budget Project that civilian defense related employment will decline to 90,000 in 1993 from 107,000 in 1990.

   As of June, 1995, however, the Commonwealth's unemployment rate was 5.6% as compared to a national average of 5.6%. Per capita personal income in the Commonwealth is currently higher than the national average, but, however, growing at a rate lower than the national average. As of January 1997, the unemployment rate was 4%.

   Commonwealth spending exceeded revenues in each of the five fiscal years commencing fiscal 1987 and the Commonwealth's tax revenues during this period repeatedly failed to meet official forecasts. During the period, fund balances in the budgeted operating funds declined from an operating balance of $1.072 billion in fiscal 1987 to an ending balance of negative $1.104 billion for fiscal 1990. For fiscal 1991, these funds attained positive ending balances of $237.1 million. Fiscal 1992 ended with positive fund balances of $549.4 million, after carrying forward the fund balances from fiscal 1991. Fiscal 1993 ended with positive fund balances of $562.5 million.

   In fiscal 1994, which ended June 30, 1994, the total revenues of the budgeted operating funds of the Commonwealth during such fiscal year increased by approximately 5.7% over the prior fiscal year, to $15.550 billion. Expenditures increased by 5.6% over the prior year, to $15.523 billion. As a result, the Commonwealth ended fiscal 1994 with a positive closing fund balance of $589.3 million.

   The Commonwealth's audited financial report for fiscal 1996 indicates a continued trend of balanced financial operations and continued fund balance surpluses. The undesignated General Fund balance (GAAP-basis) rose to $123 million in fiscal 1996, up from a $25 million deficit at the end of fiscal 1995, while the Budgeted Operating Funds balance (GAAP-basis) increased to $709 million, up from $287 million in fiscal 1995.

   The current ratings of the Commonwealth's general obligation bonds are Aa3, AA- and AA- by Moody's, S&P and Fitch respectively.

   There can be no assurance that general economic difficulties or the financial circumstances of Massachusetts or its political subdivisions will not adversely affect the ability of Massachusetts issuers or obligors of State, municipal and public authority obligations to meet those obligations.

                   RISK FACTORS OF CONCENTRATING IN NEW JERSEY

   The following discusses the risks of concentrating investments in obligations of the State of New Jersey ("State") and its political subdivisions, duly constituted authorities and corporations.

   New Jersey is the ninth largest state in population and fifth smallest in land area. With an average of 1,050 persons per square mile, it is the most densely populated of all the states. The State's economy is diversified consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture.

   After enjoying an extraordinary boom during the mid-1980s, New Jersey as well as the rest of the Northeast slipped into an economic slowdown well before the onset of the national recession which officially began in 1990 (according to the National Bureau of Economic Research). Initially, this slowdown was an expected response to the State's tight labor market and the fewer number of young persons from the "baby bust" generation born in the late 1960s and early 1970s, entering the labor force.

   By the beginning of the national recession, construction activity had already been declining in New Jersey for nearly two years. As the rapid acceleration of real estate prices forced many would-be homeowners out of the market and high non-residential vacancy rates reduced new commitments for offices and commercial facilities, construction employment began to decline; also growth had tapered off markedly in the services sectors and the long-term downtrend of factory employment had accelerated, partly because of a leveling off of industrial demand nationally. The onset of recession caused an acceleration of New Jersey's job losses in construction and manufacturing, as well as an employment downturn in such previously growing sectors as wholesale trade, retail trade, finance, utilities and trucking. Reflecting the downturn, the rate of unemployment in the State rose from a peace time low of 3.6% during the first quarter of 1989 to an estimated 6.6% in 1991. In 1992 the State's unemployment rate moved ahead of the nation's for the first time in a decade to an annual average of 8.4% versus 7.4% in the U.S.

   Unemployment in the State has been declining since July 1992, when it peaked at 9.6% according to U.S. Bureau of Labor Statistics estimates based on the federal government's monthly household survey. The same survey shows joblessness dropping to an average of 8.4% during the fourth quarter of 1992, to an average of 7.8% in the first quarter of 1993 before declining to 6.9% in June 1993. Since then, the unemployment rate fell to 6.9% during the first quarter of 1995.

   Effective January 1, 1994, personal income tax rates in the State of New Jersey (the "State") were cut by 5% for all taxpayers. Effective January 1, 1995, the personal income tax rates were cut by an additional 10% for most taxpayers. By a bill signed into law on July 4, 1995, New Jersey personal income tax rates have been further reduced so that coupled with the prior rate reductions, beginning with tax year 1996, personal income tax rates will be, depending on a taxpayer's level of income and filing status, 30%, 15% or 9% lower than 1993 rates.

   The State ended fiscal 1996 with estimated undesignated balances of $873 million, down from the prior year's $950.2 million. Fiscal 1997 appropriations total $15.978 billion, down $211 million or 1.3% from the prior year. The 1997 budget will accommodate the final stage of the State's $1.25 billion multi-year personal income tax cut, which rolled back nearly half of $2.8 billion in sales and income tax increases enacted in fiscal 1991. At present, there is no evident threat to the stability of this budget.

   Currently, the State's general obligation bonds are rated AA+, Aa1 and AA+ by S&P, Moody's and Fitch, respectively.

   Prospects for New Jersey are favorable, although a return to pace of the 1980s is highly unlikely. Although growth is expected to be slower than in the nation, the local advantages that have served the State well for many years will remain. Structural changes that have been going on for years can be expected to continue, with job creation primarily in the services sector. Evidence of the State's improving economy can be found in increased homebuilding, and other areas of construction activity, rising consumer spending for new cars and light trucks and the decline in the unemployment rate.

                    RISK FACTORS OF CONCENTRATING IN NEW YORK

   The following concerns the risks of concentrating investments in obligations of New York and its political subdivisions, duly constituted authorities and corporations.

   The financial condition of New York State ("State") may be affected by various financial, social, economic and political factors. Those factors can be complex, may vary from fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities but also by entities that are not under the control of the State. The information set forth below concerns the financing activities of the State, the activities of the State's authorities and public benefit corporations (the "Authorities"), the financial condition and projections of the Metropolitan Transit Authority ("MTA"), the financial condition of The City of New York (the "City"), and certain information relating to the State's other localities. Adverse developments affecting the State's financing activities, the Authorities, the MTA, the City or other localities could adversely affect the State's financial condition.

   There are a number of methods by which the State may incur debt. In addition to tax and revenue anticipation notes, the State may issue general obligation bonds and notes in anticipation of such bonds. Except for certain general obligation bonds that may be issued for specifically enumerated emergency purposes, all general obligation bonds must be authorized by the voters. The State may also, pursuant to specific constitutional authorization, directly guarantee certain Authority obligations. Payments of debt service on State general obligation and State-guaranteed bonds and notes are legally enforceable obligations of the State.

   The State also employs two other types of long-term financing mechanisms which are State-supported but are not general obligations of the State: moral obligation and lease-purchase or contractual-obligation financing. Moral obligation financing generally involves the issuance of debt by an Authority to finance a revenue-producing project or other activity. The Authority's debt is secured by project revenues and statutory provisions for the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund. Under lease-purchase or contractual-obligation financial arrangements, Authorities and certain municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment and expect to cover debt service and amortization of the obligations through the receipt of rental or other contract payments made by the State. State lease-purchase or contractual-obligation financing arrangements involve a contractual undertaking to make payments to an authority, municipality, or other entity, but the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments.

   The State also participates in the issuance of certificates of participation in a pool of leases entered into by the State's Office of General Service on behalf of several State departments and agencies and in the issuance of certificates of participation which represent proportionate interests in lease payments to be paid by the State, acting by and through the Commissioner of the Commissioner of the Office of Mental Health of the State of New York.

   Payments for principal and interest due on general obligation bonds, interest due on tax and revenue anticipation notes, and contractual-obligation and lease-purchase payments are estimated to be $2.167 billion in the aggregate for the State's 1993-94 fiscal year and are projected to be $2.459 billion in the aggregate for the 1994-95 fiscal year. These figures do not include interest payable on State General Obligation Refunding Bonds issued in July 1992, to the extent that such interest is to be paid from an escrow fund established with proceeds of such Refunding Bonds, or the State's installment payments relating to the issuance of certificates of participation.

   The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees. There has never been a default on any moral obligation debt of any Authority.

   In addition to the arrangements described above, State law provides for State municipal assistance corporations, which are Authorities authorized to aid financially troubled localities. The Municipal Assistance Corporation for The City of New York, ("MAC"), created to provide financing assistance to New York City, is the only municipal assistance corporation created to date. To enable MAC to pay debt service on its obligations, MAC receives, subject to annual appropriation by the Legislature, receipts from the 4% New York Sales Tax for the Benefits of New York City, the State-imposed Stock Transfer Tax and, subject to certain prior liens, local assistance payments otherwise payable to the City.

   The national economy began the current expansion in 1991 and has added over 7 million jobs since early 1992. Although the State has added approximately 185,000 jobs since November 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense and banking industries.

   The State's budget for the 1995-96 fiscal year (April 1, 1995-March 31,
1996) was enacted by the State Legislature on June 7, 1995, more than two months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including all necessary appropriations for debt service. The 1995-96 fiscal year budget includes a planned three-year 20% reduction of the State's personal income tax and is the first budget in over 50 years which projects a decline in General Fund disbursements and spending on State operations.

   Audited financial statements for fiscal 1996 indicate that New York's accumulated deficit was not reduced in fiscal 1996, despite the State's ending cash balance of $445 million. Accounting treatment of other actions in the fiscal 1996 budget offset the positive effect of the cash surplus, showing that the State made no progress in reducing this sizable accrued liability.

   In January, the State projected that the fiscal 1997 budget would end with a cash surplus of $1.3 billion and a GAAP-basis operating surplus of $886 million. However, the benefit of this improvement is lost due to the drawdown of the surplus for fiscal 1998, with the State projecting a fiscal 1998 deficit at about the same level as the close of fiscal 1996.

   Currently, Moody's, Standard & Poor's and Fitch rate New York State's outstanding general obligation bonds A2, A and A+, respectively. Ratings reflect only the respective views of such organizations, and explanation of the significance of such ratings must be obtained from the rating agency furnishing the same. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the State Municipal Securities in which the New York Fund invests.

                              THE CITY OF NEW YORK

   The fiscal health of the State is closely related to the fiscal health of its localities, particularly the City, which has required and continues to require significant financial assistance from the State. The City's independently audited operating results for each of its 1981 through 1993 fiscal years, which end on June 30, show a General Fund surplus reported in accordance with GAAP. In addition, the City's financial statements for the 1993 fiscal year received an unqualified opinion from the City's independent auditors, the eleventh consecutive year the City has received such an opinion. However, there can be no assurance that the City will not have a sizable deficit in the future.

   In response to the City's fiscal crisis in 1975, the State took a number of steps to assist the City in returning to fiscal stability. Among these actions, the State created MAC to provide financing assistance to the City. The State also enacted the New York State Financial Emergency Act for The City of New York (the "Financial Emergency Act") which, among other things, established the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs. The State also established the Office of the State Deputy Comptroller of the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities.

   The City operates under a four-year financial plan which is prepared annually and is periodically updated. On June 30, 1986, the Control Board's powers of approval over the City's financial plan were suspended pursuant to the Financial Emergency Act. However, the Control Board, MAC and OSDC continue to exercise various monitoring functions relating to the City's financial position. The City submits its financial plans as well as the periodic updates to the Control Board for its review.

   Estimates of the City's revenues and expenditures are based on numerous assumptions and are subject to various uncertainties. If expected federal or State aid is not forthcoming, if unforeseen developments in the economy significantly reduce revenues derived from economically sensitive taxes or necessitate increased expenditures for public assistance, if the City should negotiate wage increases for its employees greater than the amounts provided for the City's financial plan or if other uncertainties materialized that reduce expected revenues or increase projected expenditures, then, to avoid operating deficits, the City may be required to implement additional actions, including increases in taxes and reductions in essential City services. The City might also seek additional assistance from the State.

   More than any other municipality, the fiscal health of the City has a significant effect on the fiscal health of the State. The national economic downturn which began in July 1990 adversely affected the local economy, which had been declining since late 1989. As a result, the City experienced job losses in 1990 and 1991 and real Gross City Product ("GCP") fell in those two years. Beginning in calendar year 1992, the improvement in the national economy helped stabilize conditions in the City. Employment losses moderated toward year-end and real GCP increased, boosted by strong wage gains. In 1993 and 1994, the City experienced job gains of 2,000 and 21,000, respectively. The City now projects, and its current four-year financial plan assumes, that economic growth will slow in calendar years 1995 and from one year to the next and the City budget for fiscal year 1996 reduces City-funded spending for the second consecutive year. There can be no assurance that the City will continue to maintain a balanced budget as required by State law without additional reductions in City services or entitlement programs or tax or other revenue increases which could adversely affect the City's economic base.

   In July 1995, the City published the City Financial Plan for the 1996-1999 fiscal years. The 1996-1999 Financial Plan projects revenues and expenditures for the 1996 fiscal year (July 1, 1995-June 30, 1996) balanced in accordance with GAAP. The City Financial Plan sets forth proposed actions to close a previously projected budget gap of approximately $3.1 billion for the 1996 fiscal year. Such gap-closing actions for the 1996 fiscal year include, among others, substantial reductions in entitlement programs, City service and personnel reductions, saving initiatives related to labor and pension costs, increases in federal and State aid, the sale of certain City assets and increases in certain lease and fee payments due the City.

   The City Financial Plan also sets forth projections for the 1997 through 1999 fiscal years and outlines a proposed gap-closing program to close projected budget gaps of $888 million, $1.46 billion and $1.44 billion for the 1997 through 1999 fiscal years, respectively, after the successful implementation of the $3.1 billion gap-closing program for the 1996 fiscal year. Proposed gap-closing actions for the 1997 through 1999 fiscal years include additional service and expenditure reductions, labor productivity gains and fee initiatives.

   Implementation of the City Financial Plan is also dependent upon the City's ability to market its securities successfully in the public credit markets. The City's financing program for fiscal years 1996 through 1999 contemplates the issuance of $9.3 billion of general obligation bonds primarily to reconstruct and rehabilitate the City's infrastructure and physical assets and to make capital investments. In addition, the City issues revenue notes and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City bonds and notes will be subject to prevailing market conditions. If the City were unable to sell its general obligation bonds and notes, it would be prevented from meeting its planned operating and capital expenditures.

   As of March 22, 1995, Moody's Investors Services, Inc. ("Moody's") rated the City's general obligation bonds Baa1 and Fitch Investors Service, Inc. ("Fitch") rated such bonds A-. On July 10, 1995, Standard & Poor's revised downward its rating on City general obligation bonds from A- to BBB+. Standard & Poor's stated that the downgrade was a reflection of the City's inability to eliminate a structural budget imbalance due to persistent softness in the City's economy, weak job growth, a trend of using nonrecurring budget devices, optimistic projections of State and federal aid and high levels of debt service. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of City bonds. By June of 1998, Moody's had upgraded the City's general obligation debt to a rating of A3.

                      RISK FACTORS OF CONCENTRATING IN OHIO

   Financial Operations continued to show improvement in fiscal year 1996. The state achieved an operating surplus as total operating revenue grew more rapidly than total expenditures. The state ended the biennium with an estimated general revenue fund balance of $597.6 million. The state's reserves have been restored to levels which now exceed those seen before the last recession. General revenue spending increased in 1997, with increases in most major spending categories except health and human services, which decreased 0.2%. Revenues and expenditures met target levels for the first six months of fiscal 1996.

   The state's current direct debt levels are relatively moderate, representing, on a per capita basis, $592 or 2.5% of personal income. Debt service payments to cover general obligations and lease obligations constitute approximately 5% of the state's budget.

   Over the past ten years, employment and earnings in Ohio have grown steadily and become more diversified. Although manufacturing still provides 21% of the employment in the state, employment growth in the services and trade sectors has created a more stable economy. Statewide employment was up 3% from 1990-1995, and employment gains in 1994 and 1995 were enough to offset losses in recession years. Although manufacturing employment decreased 1.2% in the year ending August 1997, growth in the services, trade and construction industries should continue to produce strong economic growth.

   The rate of personal income growth, however, has declined as lower-paying service jobs have replaced those lost in manufacturing, with income levels currently slightly below the national average. Personal income per capita, which nearly equaled that of the U.S. in 1970, was 96% of the U.S. figure in 1996.

   Currently, Ohio's general obligation bonds are rated Aa1, AA+ and AA+ by Moody's, S&P and Fitch, respectively.

                  RISK FACTORS OF CONCENTRATING IN PENNSYLVANIA

   Pennsylvania may incur debt to rehabilitate areas affected by disaster, debt approved by the electorate, debt for certain capital projects (such as highways, public improvements, transportation assistance, flood control, redevelopment assistance, site development and industrial development) and tax anticipation debt payable in the fiscal year of issuance. Pennsylvania had outstanding general obligation debt of $5.2 billion on June 30, 19`96. Pennsylvania is not permitted to fund deficits between fiscal years with any form of debt. All year-end deficit balances must be funded within the succeeding fiscal year's budget. Pennsylvania's general obligation bonds are rated Aa3, AA- and AA by Moody's, S&P and Fitch respectively. There can be no assurance that the current ratings will remain in effect in the future. The Fund assumes no obligation to update this rating information. Over the five-year period ending June 30, 2000, Pennsylvania has projected that it will issue bonds totaling $2.1 billion and retire bonded debt in the principal amount of $2.3 billion. Certain agencies created by Pennsylvania have statutory authorization to incur debt for which Pennsylvania appropriations to pay debt service thereon is not required. As of June 30, 1996, total combined debt outstanding for these agencies was $3.6 billion. The debt of these agencies is supported by assets of, or revenues derived from, the various projects financed and is not an obligation of Pennsylvania. Some of these agencies, however, are indirectly dependent on Pennsylvania appropriations. The only obligations of agencies in Pennsylvania that bear a moral obligation of Pennsylvania are those issued by the Pennsylvania Housing Finance Agency ("PHFA"), a state-created agency which provides housing for lower and moderate income families, and The Hospitals and Higher Education Facilities Authority of Philadelphia (the "Hospital Authority"), an agency created by the City of Philadelphia to acquire and prepare various sites for use as intermediate care facilities for the mentally retarded. As of June 30, 1996, PHFA had $2.3 billion of revenue bonds and notes outstanding.

   Numerous local government units in Pennsylvania issue general obligation debt, including counties, cities, boroughs, townships and school districts. School district obligations are supported indirectly by Pennsylvania. The issuance of non-electoral general obligation debt is limited by constitutional and statutory provision. Electoral debt, i.e., that approved by the voters, is unlimited. In addition, local government units and municipal and other authorities may issue revenue obligations that are supported by the revenues generated from particular projects or enterprises. Examples include municipal authorities (frequently operating water and sewer systems), municipal authorities formed to issue obligations benefiting hospitals and educational institutions, and industrial development authorities, whose obligations benefit industrial or commercial occupants. In some cases, sewer or water revenue obligations are guaranteed by taxing bodies. The major new sources of growth are in the service sector, including trade, medical and health services, education and financial institutions. Manufacturing has fallen behind both the services sector and the trade sector as the largest single source of employment in Pennsylvania.

   Since 1985 employment in Pennsylvania has grown by approximately 10%, while employment for the Middle Atlantic region and for the U.S. for the same period has grown by approximately 4% and 17%, respectively. Pennsylvania's average annual unemployment rate for the years 1988, 1989 and 1990 remained slightly below the nation's annual average unemployment rate, and Pennsylvania's average annual unemployment rate for the years 1992, 1993 and 1994 remained slightly above the nation's annual average unemployment rate. The seasonally adjusted unemployment rate for Pennsylvania for January, 1996 was 6.1% compared to 5.3% for the U.S. The unadjusted unemployment rate for Pennsylvania and the U.S. for January, 1996 was 6.7% and 6.3%, respectively. The population of Pennsylvania, 12,052 million people as of July 1, 1994, according to the U.S. Bureau of the Census, represents an increase from the July 1, 1985 estimate of 11,772 million. Per capita income in Pennsylvania for calendar 1994 of $22,196 was higher than the per capita income of the U.S. of $21,699. As of June 30, 1996, Pennsylvania's Tax Stabilization Reserve Fund (GAAP Basis) had a surplus of $183.6 million.

   Pennsylvania is currently involved in certain litigation where adverse decisions could have an adverse impact on its ability to pay debt service. In Baby Neal v. Commonwealth of Pennsylvania, the American Civil Liberties Union filed a lawsuit against the Commonwealth seeking an order that would require the Commonwealth to provide additional funding for child welfare services. County Of Allegheny v. Commonwealth of Pennsylvania involves litigation regarding the state constitutionality of the statutory scheme for county funding of the judicial system. In Pennsylvania Association of Rural and Small Schools v. Casey, the constitutionality of Pennsylvania's system for funding local school districts has been challenged. No estimates for the amount of these claims are available.

          RESERVE NEW YORK TAX-EXEMPT TRUST-- NEW YORK TAX-EXEMPT FUND
                     STATEMENT OF NET ASSETS -- MAY 31, 1998

                                                                                     PRINCIPAL
                                                                                      MATURITY          AMOUNT              VALUE
DESCRIPTION OF SECURITY                                                                 DATE        (IN THOUSANDS)        (NOTE 1)
-----------------------                                                                 ----        --------------        --------
Bleecker HDC Terrace Apt Project S85, 3.70% (a)                                       7/1/2015       $      2,470       $  2,486,285
Brentwood UFSD TAN, 4.25%                                                            6/30/1998              2,600          2,699,349
Buffalo GOB Series A, 3.70%                                                           2/1/1999                800            809,814
Buffalo RAN, 4.40%                                                                    8/5/1998              1,500          1,536,484
Connetquot CSD TAN, 4%                                                               6/25/1998              2,000          2,061,372
Eagle Tax-Exempt Trust NYS Med Care, 3.97% (a)                                       8/15/2024              3,000          3,032,375
Erie County RAN, 4.50%                                                               6/25/1998              1,000          1,042,359
Falconer CSD GOB, 4.55%                                                              6/15/1998                490            500,408
Guilderland IDA for North Eastern Industrial Park Series 1993 A, 4% (a)              12/1/2008              3,500          3,511,852
Jefferson IDA for Watertown Carthage Project, 3.75% (a)                              12/1/2012              3,500          3,511,147
Leroy CSD RAN, 4%                                                                    6/26/1998              3,705          3,843,415
Massapequa UFSD BAN, 4.25%                                                          10/29/1998              1,000          1,026,534
Montgomery County IDA for Service Merchandise Co., 3.75% (a)                        12/31/2024              1,600          1,602,795
New York City COP, 3.55%                                                             9/22/1998              5,000          5,032,582
New York City COP, 3.50% (a)                                                          8/1/2021              4,000          4,028,384
New York City GOB Custodial Receipts Series A31, 4% (a)                               7/2/2000              4,000          4,047,660
New York City GOB Series A7, 4% (a)                                                   8/1/2020              1,000          1,003,205
New York City GOB Series A8, 4% (a)                                                   8/1/2018                700            702,228
New York City GOB  Fiscal 1993 Series E2, 4% (a)                                      8/1/2021              1,000          1,003,201
New York City GOB  Fiscal 1993 Series E4, 4% (a)                                      8/1/2021              1,000          1,003,201
New York City GOB Series B1, 3.85% (a)                                               8/15/2024             17,275         17,329,996
New York City GOB Series B4, 4% (a)                                                  8/15/2023              2,000          2,006,364
New York City GOB Series C, 4% (a)                                                   10/1/2023                500            501,606
New York City GOB Series D, 3.90% (a)                                                 2/1/2020                300            300,988
New York City GOB Series D, 3.85% (a)                                                 2/1/2022              3,000          3,009,748
New York City GOB Series E4, 4% (a)                                                   8/1/2022              2,100          2,106,662
New York City GOB  Series E5, 4% (a)                                                  8/1/2019              2,200          2,207,052
New York City HDC Multifamily Mortgage for James Tower Project, 3.60% (a)             7/1/2005              5,900          5,919,042
New York City HDC for Parkgate Tower, 3.55% (a)                                      12/1/2007                475            476,518
New York City IDA for Goodwill Project, 3.85% (a)                                     3/1/2000              1,045          1,047,816
New York City IDA for Stroheim & Romann, 3.80% (a)                                   12/1/2015              1,500          1,513,237
New York State Dormitory Authority for Public Library Revenue Bonds Series
  1992B, 3.75% (a)                                                                    7/1/2022              1,000          1,003,125
New York State ERD for Brooklyn Union Gas, 3.60% (a)                                 12/1/2020              2,000          2,005,301
New York State ERD/PCR for LILCO Project Series A, 3.58% (a)                          3/1/2016              3,000          3,026,756

                                                                                     PRINCIPAL
                                                                                      MATURITY          AMOUNT              VALUE
DESCRIPTION OF SECURITY                                                                 DATE        (IN THOUSANDS)        (NOTE 1)
-----------------------                                                                 ----        --------------        --------
New York State HFA for Service Contract Obligation Revenue Bonds Series
  A, 3.85% (a)                                                                       3/15/2027              7,000          7,012,303
New York State HFA for Hormandie Court Series 91, 3.90% (a)                          5/15/2015              7,400          7,423,852
New York State HFA Mt. Sinai School, 3.75% (a)                                       11/1/2014              1,800          1,805,868
New York State HFA SUNY Pre-Refunded, 8% (a)                                         11/1/2006                700            730,833
New York State Job Development Authority Series D, 3.75%                              3/1/1999              1,055          1,058,360
New York State Job Development Authority Series F, 3.75%                              3/1/1999              1,355          1,359,316
New York State Job Development Authority Series 84E, 3.75%                            3/1/1999              2,485          2,492,915
New York State Local Government Assistance 1993A, 3.85% (a)                           4/1/2022              9,500          9,530,244
New York State Local Government Assistance Series B, 3.80% (a)                        4/1/2025              3,900          3,912,427
North Hempstead BAN, 4.10%                                                          10/29/1998              3,000          3,074,669
Onondaga County IDR for Edgecomb Metals Project, 3.70% (a)                           11/1/2009              1,100          1,103,708
Onondaga County IDR for McLane Co. Project, 4.20% (a)                                11/1/2004              3,200          3,212,164
Oyster Bay BAN, 4%                                                                   4/30/1999              3,000          3,018,891
Penfield CSD BAN, 3.90%                                                              5/19/1999              3,050          3,058,766
Queensbury, UFSD, BAN, 4.25%                                                          8/7/1998              4,000          4,141,475
Rochester BAN, 3.75%                                                                  3/9/1999              5,000          5,049,313
Rotterdam-Mononassen CSD GOB, 4.75%                                                  6/15/1998              1,185          1,239,487
Suffolk County IDR for Target Rock Corporation Revenue Bonds, 3.60% (a)               2/1/2007              4,000          4,012,455
Suffolk County IDR for Satellite Transmission Systems, Inc., 3.90% (a)               11/1/2007              1,530          1,535,076
Syracuse IDA for General Accident Insurance Co. Project, 3.80% (a)                   12/1/2003              4,550          4,636,174
Triboro Bridge and Tunnel Authority Special Obligation Series 1994, 3.90% (a)         1/1/2024              4,800          4,815,485
West Hampton Beach UFSD TAN, 4.25%                                                   6/29/1998              2,000          2,066,759
Yonkers IDR Civic Revenue Bonds for Consumers Union, 3.90% (a)                        7/1/2019              1,400          1,403,769
Yonkers IDR for Consumers Union Facility, 3.90% (a)                                   7/1/2021              4,500          4,512,114
                                                                                                                        ------------

Total New York Fund Investments (98.79%) (Cost $167,800,886)                                                             169,145,284

Other assets, less liabilities (1.21%)                                                                                     2,066,955
                                                                                                                        ------------

NET ASSETS (100%) equivalent to $1.00 net asset value, offering and redemption prices per share on 171,212,239 shares of
beneficial interest of $.001 par value outstanding                                                                      $171,212,239
                                                                                                                        ============

              RESERVE TAX-EXEMPT TRUST-- CALIFORNIA TAX-EXEMPT FUND
                     STATEMENT OF NET ASSETS -- MAY 31, 1998

                                                                                    PRINCIPAL
                                                                                     MATURITY            AMOUNT            VALUE
DESCRIPTION OF SECURITY                                                                DATE          (IN THOUSANDS)      (NOTE 1)
-----------------------                                                                ----          --------------      --------
Alameda Contra Costa School Finance Authority Series B, 3.55% (a)                     7/1/2023       $     2,000       $ 2,012,378
Alameda Contra Costa School Finance Authority Series C, 3.55% (a)                     7/1/2025             1,000         1,006,149
Anaheim COP, 3.70% (a)                                                                8/1/2019               250           252,701
California Community Development Authority Series A3, 4% (a)                         5/15/2025             2,300         2,303,935
California Community Development Authority Series, 3.80% (a)                          6/1/2026             3,500         3,510,558
California EDA for ISO Corp Series A, 3.75% (a)                                       4/1/2008             1,000         1,002,582
California RAN, 4.50%                                                                6/30/1998               500           516,576
California School District Cash Reserve Program Series A, 4.75%                       7/2/1998             1,000         1,044,201
California Modesto Santa Clara Redding Public Power, 3.65% (a)                        7/1/2022               300           300,945
East Bay Municipal Water and Sewer Utility, 6%                                        6/1/1998               500           515,000
Foothill/Eastern Transportation Toll Road Revenue Bonds Series 95C, 3.70% (a)         1/2/2035             1,000         1,003,179
Foothill/Eastern Transportation Toll Road Revenue Bonds, 3.75% (a)                    1/2/2035               500           501,611
Fremont Public Finance Authority for Family Resource Center, 3.60% (a)                8/1/2028             1,000         1,003,155
Grand Terrace HFA for Community Redevelopment Agency, 4.40% (a)                      12/1/2011               600           601,886
Hemet MHR for Sunwest Resort Village, 3.70% (a)                                       7/1/2006             1,500         1,509,579
Irvine Improvement Bond Assessment District 85, 3.55% (a)                             9/2/2011             1,900         1,905,880
Irvine Public Finance Authority for Infrastructure Project, 3.55% (a)                11/1/2010             2,000         2,006,189
Irvine Ranch PCR for Water District Election #282, 3.75% (a)                         10/1/2009             1,300         1,303,891
Kern USP TRAN, 4.50%                                                                 8/20/1998             1,000         1,036,320
Lancaster MHR for Westwood Park Apartments 1985, 3.45% (a)                           12/1/2007               500           501,521
Los Angeles Community Redevelopment Agency for Baldwin Hills, 3.65% (a)              12/1/2014               400           401,052
Los Angeles Community Redevelopment for Promenade Towers Series 1989,
  3.60% (a)                                                                           4/1/2009             3,135         3,155,003
Los Angeles Custodial Receipts, 3.90% (a)                                             7/1/2005             1,890         1,917,610
Los Angeles Department of Water, 3.40%                                               7/13/1998             3,500         3,531,625
Los Angeles IDA for International Airport Authority, 4% (a)                          12/1/2025             1,000         1,003,209
Los Angeles IDA for Wastewater Project, 7% (a)                                        6/1/2021             1,000         1,085,778
Los Angeles Transportation, 7.20% (a)                                                 7/1/2000             1,000         1,052,713
Los Angeles USD TRAN, 4.50%                                                          6/30/1998             2,800         2,917,369
Oakland USD TRAN, 4.25%                                                             10/28/1998             1,000         1,026,606
Orange County Apartment Development Revenue Bonds Issue A of 1991, the
  Lakes Project 3.70%, Letter of Credit with Citibank (a)                            12/1/2006             1,000         1,003,230
Orange County HFA for Lantern Pines Apartments, 3.45% (a)                            12/1/2027               500           504,357
Orange County HFA for Lantern Pines Apartments, 3.50% (a)                            12/1/2027             1,000         1,008,721

                                                                                    PRINCIPAL
                                                                                     MATURITY            AMOUNT            VALUE
DESCRIPTION OF SECURITY                                                                DATE          (IN THOUSANDS)      (NOTE 1)
-----------------------                                                                ----          --------------      --------
Orange County Sanitation District Capital Improvement Program 1990-92,
  3.70% Letter of Credit with National Westminster (a)                                8/1/2015               200           200,605
Pasadena  COP for Rose Bowl Improvement Project, 3.75% (a)                           12/1/2011               600           601,917
Pico Rivera Community Redevelopment Agency for Rainer Fund Crossroads
  Plaza Project, 3.50% (a)                                                           12/1/2010               700           701,906
Puerto Rico GOB, 3.60%                                                                9/4/1998             4,608         4,628,906
Redlands COP, 4.50% (a)                                                               9/1/2015               965           968,109
Redondo Beach Redevelopment Authority, 3.80% (a)                                     12/1/2025             2,000         2,006,466
Sacramento GOB, 4%                                                                    2/1/1999             1,000         1,016,646
San Bernadino HFR for Alta Park Project, 4.40% (a)                                    5/1/2006             2,600         2,609,720
San Bernadino IDA for Gate City, 4.45% (a)                                            3/1/2005               200           202,103
San Francisco Bayside Village Series 85D, 4.20% (a)                                  12/1/2005             2,900         2,921,577
San Francisco HFR for Yerba Buena Gardens, 3.60% (a)                                  9/1/2006               900           902,806
San Jose HFR Redevelopment Agency, 3.55% (a)                                          7/1/2026             3,000         3,009,284
Santa Clara Electric Revenue Bonds Series 85C, 3.75% (a)                              7/1/2010               300           300,967
Santa Clara El Cammino Hospital District, 3.60% (a)                                   8/1/2015               200           200,623
Turlock Irrigation District Series 88A, 3.55% (a)                                     1/1/2014               925           927,862
Union City MHR for Skylark Apartments, 4.40% (a)                                     11/1/2007             2,200         2,204,460
Upland MHR Community Redevelopment Bonds Series B for Northwood
  Project, 3.65% (a)                                                                  3/1/2014               250           252,179
Vista  MHR for Shadow Ridge Apartments Project, 3.75% (a)                             5/1/2005               800           802,565
                                                                                                                       -----------

Total California Fund Investments (99.96%) (Cost $66,353,252)                                                           66,904,210

Other assets, less liabilities (.04%)                                                                                       28,502
                                                                                                                       -----------
NET ASSETS (100%) equivalent to $1.00 net asset value, offering                                                        $66,932,712
and redemption prices per share on 66,932,712 shares of                                                                ===========
Beneficial interest of $.001 par value outstanding

             RESERVE TAX-EXEMPT TRUST-- CONNECTICUT TAX-EXEMPT FUND
                     STATEMENT OF NET ASSETS -- MAY 31, 1998

                                                                                  PRINCIPAL
                                                                                   MATURITY           AMOUNT           VALUE
DESCRIPTION OF SECURITY                                                              DATE         (IN THOUSANDS)      (NOTE 1)
-----------------------                                                              ----         --------------      --------
Connecticut DAI for Allen Group Inc., 3.90% (a)                                     2/1/2013       $       400       $   401,325
Connecticut DAI for Conco Medical Co. Project Series 85, 3.50% (a)                 11/1/2005               700           701,718
Connecticut DAI for General Accident Insurance Co., 3.80% (a)                      12/1/2013             1,700         1,732,189
Connecticut DAI for Regional YMCA Project, 4.20% (a)                                6/1/2008               512           513,325
Connecticut DAI for Trudy Corporation Project, 3.85% (a)                            9/1/2009               500           501,635
Connecticut DAI for Zotos International Project, 4.35% (a)                         12/1/2004             1,450         1,455,357
Connecticut Development Authority Health Care Revenue Bonds for
  Independent Living Project, 3.70% (a)                                             7/1/2015               945           947,944
Connecticut Development Authority PCR for Central Vermont Public Service,
  3.65% (a)                                                                        12/1/2015             1,400         1,404,340
Connecticut Development Authority PCR for Connecticut Light and Power
  Project Series 1993, 3.80% (a)                                                    9/1/2028             1,300         1,304,265
Connecticut Development Authority PCR for Western Massachusetts Electric
  Co. Series 1993A, 3.70% (a)                                                       9/1/2028               800           802,536
Connecticut HEF for Bradley Health Care Series B, 3.65% (a)                         7/1/2029             1,000         1,002,610
Connecticut HEF for Charlotte Hospital Series B, 3.70% (a)                          7/1/2010               500           501,564
Connecticut HEF for Kingswood Oxford School Issue Series A, 4.20% (a)               2/1/2009               420           421,498
Connecticut HEF for New Haven Hospital RAW Series E, 3.80% (a)                      6/1/2012               500           509,500
Connecticut HEF for Pomfret School Issue Series A, 3.70% (a)                        7/1/2024             1,300         1,303,476
Connecticut HEF for Sharon Hospital Issue Series A, 3.60% (a)                       7/1/2027             1,000         1,002,466
Connecticut HEF for Yale University Series T2, 3.70% (a)                            7/1/2029             1,000         1,003,241
Connecticut HFA BDS Project, 3.70%, (a)                                            5/15/2018             1,400         1,402,409
Connecticut State GOB, 4.50%                                                       10/1/1998             1,500         1,515,430
Connecticut State GOB Series 97B, 3.75% (a)                                        5/15/2014             1,000         1,003,226
Connecticut State Special Assessment Unemployment Compensation RAW
  Series C, 3.90% (a)                                                             11/15/2001             1,500         1,524,402
Connecticut State Special Assessment Unemployment Compensation RAW
  Series, 4.25%                                                                   11/15/1998               500           502,534
Connecticut State Special Tax Transportation Infrastructure Second Lien
  Revenue Bonds, 3.75% (a)                                                         12/1/2010             1,470         1,474,795
Darien GOB, 6.25%                                                                  8/15/1998               400           409,278
Hamden BAN, 4%                                                                     8/14/1998             1,000         1,032,170
Hartford Redevelopment Agency MHR for Underwood Towers Project, 3.75% (a)           6/1/2020             1,500         1,504,825

                                                                                  PRINCIPAL
                                                                                   MATURITY           AMOUNT           VALUE
DESCRIPTION OF SECURITY                                                              DATE         (IN THOUSANDS)      (NOTE 1)
-----------------------                                                              ----         --------------      --------
Ledyard BAN, 4%                                                                     2/4/1999             1,500         1,508,170
Norwich BAN, 4%                                                                   11/10/1998             2,000         2,045,665
Puerto Rico Electric Power Authority, 3.85% (a)                                     7/1/2022               700           710,027
Puerto Rico Industrial, Medical, and Environmental RAW for Reynolds Metals,
  3.80% (a)                                                                         9/1/2013             1,200         1,211,400
Puerto Rico University RAW, 4.55%                                                   6/1/1998               500           511,375
Shelton BAN, 3.75%                                                                 12/8/1998             1,000         1,016,303
Shelton HFA for Crosby Commons Project, 4.25% (a)                                   1/1/2031               500           501,805
Sprague BAN, 4.05%                                                                  9/4/1998             2,000         2,061,774
Thompson BAN, 4%                                                                   7/17/1998               998         1,005,515
                                                                                                                     -----------

Total Connecticut Fund Investments (99.09%) (Cost $36,130,734)                                                        36,450,092

Other assets, less liabilities (.91%)                                                                                    336,585
                                                                                                                     -----------
NET ASSETS (100%) equivalent to $1.00 net asset value, offering                                                      $36,786,677
and redemption prices per share on 36,786,677 shares of                                                              ===========

               RESERVE TAX-EXEMPT TRUST-- FLORIDA TAX-EXEMPT FUND
                     STATEMENT OF NET ASSETS -- MAY 31, 1998

                                                                                 PRINCIPAL
                                                                                 MATURITY            AMOUNT            VALUE
DESCRIPTION OF SECURITY                                                            DATE          (IN THOUSANDS)      (NOTE 1)
-----------------------                                                            ----          --------------      --------
FLORIDA - 58.97%
Boca Raton IDA for Parking Garage Project, 4.075% (a)                            12/1/2014       $       300       $   303,044
Broward MHR for Welleby Apartment Project Series 1984, 3.60% (a)                 12/1/2006               400           401,307
Collier IDA for Retirement Rental Housing Revenue Bonds HFA, 3.90% (a)           12/1/2015               300           300,995
Dade IDA for Aviation Authority Facilities Series 84A, 3.90% (a)                 10/1/2009               100           100,273
Dade IDA for Dolphin Stadium Project, 3.90% (a)                                   1/1/2016               300           300,996
Dade HFA for Hospital Revenue Bonds for Miami Children's Hospital Project,
     3.85% (a)                                                                    9/1/2025               200           200,548
Duval HFA for Lakes of Mayport Apartment Project, 3.95% (a)                      12/1/2009               600           602,026
Florida General Service Division GOB, 7.75% (a)                                   9/1/2003               305           319,825
Florida Gulf Coast GOB Series 97, 3.70% (a)                                       8/1/2027               100           100,328
Florida Inland GOB, 4.25%                                                         1/1/1999               500           510,704
Gulf Breeze IDA Revenue Bonds Series 85, 3.70% (a)                               12/1/2015               390           391,274
Jacksonville IDR for Coastal Islands Project, 4.05% (a)                           8/1/2008               155           155,503
Jacksonville IDR for University Medical Center, 4.25% (a)                         2/1/2019               500           501,896
Manatee PCR for Florida Power and Light, 3.95% (a)                                9/1/2024               100           100,319
Ocala GOB, 5.40%                                                                 10/1/1998               250           253,557
Palm Beach PCR for Water and Sewer Project, 4.50% (a)                            10/1/2011               500           501,811
Putnam PCR for Florida Power and Light, 3.95% (a)                                 9/1/2024               100           100,319
Port St. Lucie PCR for Florida Power and Light, 3.95% (a)                         1/1/2011               200           200,671
Sea Coast RAW, 7.25% (a)                                                          3/1/2009               500           531,549
Tampa Occupational License Tax Bonds, 3.90% (a)                                   5/1/2018               200           200,545
University of North Florida Capital Improvement Project, 3.75% (a)               11/1/2024               300           300,995

ILLINOIS - 4.65%
Illinois HFC for Community Hospital, 3.75% (a)                                   10/1/2015               500           503,293

MASSACHUSETTS - 9.27%
Boston Water and Sewer Commission Revenue Bonds, 3.80% (a)                       11/1/2024               500           501,588
Massachusetts Muni Wholesale Electric, 3.75% (a)                                  7/1/2019               500           501,603

                                                                                 PRINCIPAL
                                                                                 MATURITY            AMOUNT            VALUE
DESCRIPTION OF SECURITY                                                            DATE          (IN THOUSANDS)      (NOTE 1)
-----------------------                                                            ----          --------------      --------
MARYLAND - 4.64%
Baltimore IDA for Mayor and City Counsel Project, 4.50% (a)                       8/1/2016               500           501,579

MISSOURI - 4.09%
Cole IDA for Mobine Manufacturing Series 85, 4% (a)                              12/1/2015               440           443,082

NEW JERSEY - 4.67%
New Jersey EDA for Volvo of America Corp., 4.246% (a)                            12/1/2004               500           505,050

PENNSYLVANIA - 13.00%
Emmaus General Authority Revenue Bonds, 3.95% (a)                                 3/1/2024               900           903,001
University of Pittsburgh  HEF for Capital Project Bonds, 3.60% (a)                1/1/2019               500           503,167
                                                                                                                   -----------

Total Florida Fund Investments (99.29%) (Cost $10,686,508)                                                          10,740,848

Other assets, less liabilities (.71%)                                                                                   76,391
NET ASSETS (100%) equivalent to $1.00 net asset value, offering                                                    -----------
and redemption prices per share on 10,817,239 shares of
beneficial interest of $.001 par value outstanding                                                                 $10,817,239
                                                                                                                   ===========

            RESERVE TAX-EXEMPT TRUST - MASSACHUSETTS TAX-EXEMPT FUND
                     STATEMENT OF NET ASSETS -- MAY 31, 1998

                                                                                    PRINCIPAL
                                                                                     MATURITY           AMOUNT            VALUE
DESCRIPTION OF SECURITY                                                                DATE         (IN THOUSANDS)      (NOTE 1)
-----------------------                                                                ----         --------------      --------
Central Berkshire Regional School District, 3.70%                                     6/1/1998       $       435       $   439,024
Dighton-Rehoboth Regional School District GOB, 6.50%                                  6/1/1998               190           196,244
Framingham IDA for Perrini Corp., 4% (a)                                             9/30/2005               300           301,021
Massachusetts, Municipal Wholesale Electric Series 1994 C, 3.75% (a)                  7/1/2019               300           300,962
Massachusetts GOB, 7.50% (a)                                                          4/1/2009             4,215         4,485,918
Massachusetts GOB Series 97, 3.80% (a)                                                8/1/2015               200           200,660
Massachusetts HEF for Endicott College Series A, 3.80% (a)                           10/1/2018               500           500,937
Massachusetts HEF for Clark University, 3.75% (a)                                    12/1/2004               100           100,325
Massachusetts HEF for Boston University Series H, 3.70% (a)                          12/1/2015             1,000         1,002,737
Massachusetts HEF for Hallmark Health Systems, 3.75% (a)                              7/1/2027               500           501,612
Massachusetts HEF for Brigham and Women's Hospital, 3.95% (a)                         7/1/2017             1,400         1,403,966
Massachusetts HEF for Eastern Nazarene College Series 97, 3.60% (a)                  10/1/2027             1,000         1,002,466
Massachusetts HEF for Harvard University, 3.60% (a)                                   2/1/2016               987           990,123
Massachusetts HEF for Harvard University, 3.60% (a)                                   8/1/2017               200           200,633
Massachusetts HEF Capital Assistance Program Series  G-1, 3.75% (a)                   1/1/2019               300           300,787
Massachusetts HEF Capital Asset Series D, 3.70% (a)                                   1/1/2035               400           401,213
Massachusetts HEF for Williams College Series E, 3.50% (a)                            8/1/2014               400           401,230
Massachusetts HEF for Wellesley College Series B, 3.50% (a)                           7/1/2022               400           401,216
Massachusetts IDA for KRH Rolls Inc. Project Series 1988, 4.20% (a)                   5/1/2006               400           402,881
Massachusetts IFA for Composite Easy Day, 3.75% (a)                                   7/1/2006               150           150,384
Massachusetts IFA for Emerson College, 3.75% (a)                                     11/1/2025               500           501,612
Massachusetts IFA for Governor Dummer Academy, 3.70% (a)                              7/1/2026               300           300,755
Massachusetts IFA for Griffin Realty Series B, 3.80% (a)                              7/1/2008               625           626,621
Massachusetts IFA for Groton School, 3.90% (a)                                        6/1/2019               200           200,662
Massachusetts IFA for Holyoke Water Power Project, 3.75% (a)                          5/1/2022               300           300,950
Massachusetts IFA for Quamco Series B, 3.60% (a)                                      9/1/2001             1,200         1,203,733
Massachusetts IFA for Whitehead Bio-Medical, 3.75% (a)                                7/1/2026             1,000         1,002,690
Massachusetts Showa Women's Institute of Boston, 3.95% (a)                           3/15/2004               100           100,319
Massachusetts Water Resource Authority, 3.75% (a)                                     4/1/2028             1,300         1,304,167
Millford GOB, 6.20%                                                                  11/1/1998               135           136,924
Millis GOB, 5%                                                                        7/1/1998               260           266,741
Natick BAN, 4.25%                                                                     8/7/1998               500           517,599
Needham GOB, 5%                                                                      6/15/1998               835           854,627
Puerto Rico COP, 3.75%                                                                6/8/1998             1,500         1,503,082

                                                                                    PRINCIPAL
                                                                                     MATURITY           AMOUNT            VALUE
DESCRIPTION OF SECURITY                                                                DATE         (IN THOUSANDS)      (NOTE 1)
-----------------------                                                                ----         --------------      --------
Puerto Rico Industrial, Medical, Higher Education and Environmental Bonds for
     PCR Facility Authority, 4.40% (a)                                               12/1/2015               200       $   200,732
Quincy GOB, 6%                                                                        3/1/1999             1,040         1,073,943

Tewksbury GOB, 6%                                                                    3/15/1999       $       475           489,767
Ware BAN, 4%                                                                        12/18/1998               500           506,606


Total Massachusetts Fund Investments (97.61%) (Cost $24,656,892)                                                        24,775,869

Other assets, less liabilities (2.39%)                                                                                     607,119
NET ASSETS (100%) equivalent to $1.00 net asset value, offering                                                        $25,382,988
And redemption prices per share on 25,382,988 shares of beneficial interest of $.001 par value outstanding

-----------------

                        SEE NOTES TO FINANCIAL STATEMENTS

              RESERVE TAX-EXEMPT TRUST-- NEW JERSEY TAX-EXEMPT FUND
                     STATEMENT OF NET ASSETS -- MAY 31, 1998

                                                                                PRINCIPAL
                                                                                MATURITY            AMOUNT           VALUE
DESCRIPTION OF SECURITY                                                           DATE          (IN THOUSANDS)      (NOTE 1)
-----------------------                                                           ----          --------------      --------
Atlantic City Pooled Loan Program, 3.65% (a)                                      7/1/2026       $     1,500       $ 1,504,638
Berkley GOB, 4.40%                                                                4/1/1999               277           280,491
East Rutherford GOB, 4.20%                                                       1/15/1999               420           427,565
Essex County Improvement Authority, 3.80% (a)                                   12/01/2025             2,000         2,006,485
Haddenfield Board of Education Temp Notes, 4.30%                                  7/3/1998               950           987,588
Jersey City School Promissory Note, 4.375%                                       9/18/1998             2,000         2,062,310
Millville Board of Education School Board  Reserve Account BAN, 4.10%             7/8/1998             1,319         1,354,227
Monmouth BAN, 3.55% (a)                                                           8/1/2016               100           100,308
New Brunswick School Temporary Note, 4%                                          7/31/1998             2,000         2,021,409
New Jersey EDA for Bayonne IMTT Docking Revenue Bonds Series C, 3.85% (a)        12/1/2027               500           501,497
New Jersey EDA for Bayonne IMTT Docking Revenue Bonds, 3.90% (a)                 12/1/2027               600           601,822
New Jersey EDA for Bayonne IMTT Docking Revenue Bonds, 3.90% (a)                 12/1/2027               700           702,126
New Jersey EDA for Economic Growth Bond Series F, 3.55% (a)                       8/1/2014               740           742,303
New Jersey EDA for Lawrenceville School Series B, 3.70% (a)                       7/1/2026             1,000         1,003,111
New Jersey EDA for Natural Gas Project Series A, 3.70% (a)                        1/1/2028             1,000         1,002,588
New Jersey EDA for PCR Series 95, 3.75% (a)                                       9/1/2012               800           802,538
New Jersey EDA for Series CC, 3.70% (a)                                          12/1/2009               900           902,863
New Jersey EDA for St. James Preparatory School, 3.30% (a)                       12/1/2027               900           902,522
New Jersey EDA for St. Peters School Series 1995, 3.70 (a)                        1/1/2010             1,125         1,128,581
New Jersey EDA for St. Peters Preparatory School, 3.80% (a)                      1/15/2018             1,500         1,504,588
New Jersey EDA for Trailer Marine Corps Project, 3.75% (a)                        2/1/2002               400           401,274
New Jersey EDA for Volvo of American Corp, 4.246% (a)                            12/1/2004             3,000         3,030,249
New Jersey EDA for RJB Associate Project, 3.90% (a)                               8/1/2008               900           902,970
New Jersey GOB Series C, 6.50%                                                   1/15/2005             1,000         1,056,253
New Jersey HCF Hospital Capital Asset, 3.70% (a)                                 7/01/2035               400           401,259
New Jersey Sports Expo Authority Series C, 3.65% (a)                             9/01/2024             1,300         1,311,422
New Jersey Turnpike Authority General Series 91D, 3.75% (a)                      1/01/2018             2,900         2,938,479
North Arlington BAN, 4.25%                                                       9/11/1998             1,000         1,020,835
Port Authority of New York and New Jersey Special Versatile Structure
     Obligation, 3.85% (a)                                                        5/1/2019             2,200         2,206,853
Rutgers University GOB, 7%                                                        5/1/1999               500           527,398
Sayerville GOB, 4.45%                                                           12/15/1998               400           409,368

                                                                                PRINCIPAL
                                                                                MATURITY            AMOUNT            VALUE
DESCRIPTION OF SECURITY                                                           DATE          (IN THOUSANDS)       (NOTE 1)
-----------------------                                                           ----          --------------     -----------
Trenton School Temp Notes, 3.70%                                                 3/10/1999             1,675         1,690,580
                                                                                                                   -----------

Total New Jersey Fund Investments (96.90%) (Cost $36,095,124)                                                       36,436,500

Other assets, less liabilities (3.10%)                                                                               1,163,940
NET ASSETS (100%) equivalent to $1.00 net asset value, offering                                                    -----------
and redemption prices per share on 37,600,440 shares of
beneficial interest of $.001 par value outstanding                                                                 $37,600,440
                                                                                                                   ===========



-----------------

                        SEE NOTES TO FINANCIAL STATEMENTS

                RESERVE TAX-EXEMPT TRUST -- OHIO TAX-EXEMPT FUND
                     STATEMENT OF NET ASSETS -- MAY 31, 1998

                                                                                       PRINCIPAL
                                                                                       MATURITY           AMOUNT           VALUE
DESCRIPTION OF SECURITY                                                                  DATE         (IN THOUSANDS)     (NOTE 1)
-----------------------                                                                  ----         --------------     --------
Brunswick IDA for Kinder-Care Learning Centers Project Series A, 4.05% (a)              6/1/2002       $      100       $  100,345
Claremont HEF for Mercy Health Systems, 3.85% (a)                                      12/1/2021              100          100,330
Columbus ERD Electric Systems Revenue Bonds, 3.75% (a)                                  9/1/2009              200          200,637
Cuyahoga IDA for Allen Group Project, 3.85% (a)                                        12/1/2015              100          100,273
Cuyahoga HFA for Cleveland Clinic Series A, 3.90% (a)                                   1/1/2016              100          100,331
Cuyahoga IDA for Edgecomb Metals Co., 3.70% (a)                                         9/1/2009              100          100,920
Franklin County Industrial Development Refunding Revenue Bonds for
     Kinder-Care Learning Centers Project Series 96A, 3.90% (a)                        12/1/2021              200          200,662
Lucas County EDA for Lutheran Home's Project, 3.90% (a)                                11/1/2019              100          100,333
Mahoning County Forum Health Obligation Group, 3.90% (a)                               12/1/2028              200          200,662
Port Authority of Cincinnati and Hamilton Counties for Kenwood Office
     Association,  3.95% (a)                                                            9/1/2025              200          200,638
Puerto Rico Industrial, Medical, Environmental Pollution Control Bond, 4.40% (a)       12/1/2015              200          200,732
Toledo Special Obligation Assessment Notes, 3.90%                                      12/1/1998              200          200,663
United States Treasury Bill, 4.40%                                                      6/4/1998              700          699,743

Total Ohio Fund Investments (99.99%) (Cost $2,499,487)                                                                   2,506,269

Other assets, less liabilities (0.01%)                                                                                         336
NET ASSETS (100%) equivalent to $1.00 net asset value, offering and redemption prices per share on 2,506,605 shares of
beneficial interest of $.001 par value outstanding                                                                      $2,506,605

-----------------

                        SEE NOTES TO FINANCIAL STATEMENTS

            RESERVE TAX-EXEMPT TRUST -- PENNSYLVANIA TAX-EXEMPT FUND
                     STATEMENT OF NET ASSETS -- MAY 31, 1998

                                                                                 PRINCIPAL
                                                                                 MATURITY            AMOUNT            VALUE
DESCRIPTION OF SECURITY                                                            DATE          (IN THOUSANDS)      (NOTE 1)
-----------------------                                                            ----          --------------      --------
Allegheny GOB for Presbyterian Hospital, 4.35%                                     4/1/1999       $       210       $   212,621
Allegheny IDA for Longwood at Oakmont, 4% (a)                                      7/1/2027               600           601,907
Allegheny IDA for St. Francis Health Systems, 3.90% (a)                           11/1/2027               500           501,658
Allegheny University of Pittsburgh Project Series 85, 3.80% (a)                    3/1/2013               700           702,324
Allegheny University Project Series 85, 3.60% (a)                                  7/1/2015               100           100,634
Allegheny University Project Series 85, 4.075% (a)                                 7/1/2015               400           402,550
Beaver COP, 3.80%                                                                 8/14/1998             1,000         1,004,164
Bucks IDA for Edgecomb Metals Co., 3.70% (a)                                      10/1/2009               500           503,251
Butler IDA for Lutheran Welfare, 3.80% (a)                                        11/1/2016               500           501,601
Dauphin General Authority Revenue Bonds, 3.93% (a)                                11/1/2017               400           401,342
Delaware COP, 3.70%                                                               8/10/1998             1,000         1,002,534
Delaware Finance Authority Series 85, 3.90% (a)                                   12/1/2020               600           601,967
Delaware PCR for Philadelphia Electric Co., 3.95% (a)                              8/1/2016               400           401,264
Emmaus GOB Local Government Revenue Bonds, 3.95% (a)                               3/1/2024               700           702,334
Mercersburg General Purpose Authority Series 97, 3.85% (a)                        11/1/2027               300           300,834
Montgomery COP, 3.75%                                                             8/14/1998             1,000         1,004,110
Philadelphia Higher Education for Kings College, 4.50% (a)                        11/1/2002               200           201,265
Philadelphia Higher Education for Temple University, 4% (a)                       10/1/2009               600           601,897
Philadelphia Hospital Authority for Children's Hospital, 4% (a)                    3/1/2027               700           702,240
Philadelphia MHR for Harbor View Tower Project, 4.50% (a)                         11/1/2027               425           426,559
Philadelphia TRAN, 4.50%                                                          6/30/1998               500           520,814
Philadelphia School District TRAN, 4.50%                                          6/30/1998               500           520,814
Puerto Rico Industrial, Medical Environmental Pollution Control Authority,
  4.40% (a)                                                                       12/1/2015               300           301,098
Western Wayne School District GOB, 5%                                            10/15/1998               100           101,004
York General Pooled Finance Authority, 3.85% (a)                                   9/1/2026               500           501,673
                                                                                                                    -----------

Total Pennsylvania Fund Investments (97.23%) (Cost $12,741,817)                                                      12,822,459

Other assets, less liabilities (2.77%)                                                                                  364,679
NET ASSETS (100%) equivalent to $1.00 net asset value, offering                                                     -----------
and redemption prices per share on 13,187,138 shares of
beneficial interest of $.001 par value outstanding                                                                  $13,187,138
                                                                                                                    ===========

(a) THE INTEREST RATE IS SUBJECT TO CHANGE PERIODICALLY. THE RATES SHOWN WERE IN EFFECT AT MAY 31, 1998. SECURITIES PAYABLE ON DEMAND ARE COLLATERALIZED BY BANK LETTERS OF CREDIT OR OTHER BANK CREDIT AGREEMENTS.

SECURITY TYPE ABBREVIATIONS:
----------------------------
BAN -          Bond Anticipation Notes
COP -          Certificate of Participation
CSD -          Central School District
EDA -          Economic Development Authority Revenue Bonds
ERD -          Energy Research and Development Authority
GOB -          General Obligation Bonds
HCF -          Health Care Facilities Revenue Bonds
HDC -          Housing Development Corporation Bonds
HEF -          Health and Educational Facilities Revenue Bonds
HFA -          Health Facilities Authority Revenue Bonds
HFR -          Housing Finance Revenue Bonds
IDA -          Industrial Development Authority Revenue Bonds
IDR -          Industrial Development Agency Revenue Bonds
IFA -          Industrial Finance Authority
MHR -          Multifamily Housing Revenue Bonds
PCR -          Pollution Control Revenue Bonds
RAN -          Revenue Anticipation Notes
RAW -          Revenue Anticipation Warrants
TAN -          Tax Anticipation Notes
TRAN -         Tax & Revenue Anticipation Notes
UFSD -         Union Free School District
USD -          Unified School District

                            STATEMENTS OF OPERATIONS
                             YEAR ENDED MAY 31, 1998


                                         RESERVE NEW
                                     YORK TAX-EXEMPT TRUST           RESERVE TAX-EXEMPT TRUST
                                     --------------------- ---------------------------------------------
                                            NEW YORK        CALIFORNIA       CONNECTICUT        FLORIDA
                                              FUND             FUND             FUND             FUND
                                              ----             ----             ----             ----

INTEREST INCOME (NOTE 1)                   $6,371,261       $1,735,780       $1,313,617       $  362,174
                                           ----------       ----------       ----------       ----------

EXPENSES (NOTE 2)
   Management fee                             889,437          246,741          185,719           50,766
   Shareholder servicing,
   Administration and general
   Office expenses                            320,388           85,859           59,478           16,774
   Distribution assistance (Note 3)           308,367           97,966           57,157           19,813
   Equipment expense                           44,073           14,643            8,903            2,996
   Professional fees                           31,486           11,009            7,287            1,707
   Occupancy costs                             15,028            4,649            3,100              871
   Stationery, printing and supplies           36,194            6,917            5,112            1,312
   Trustee fees                                 2,617              831              545              153
   Other expenses                              27,460            6,539            4,935            1,087
                                           ----------       ----------       ----------       ----------
     Total Expenses                         1,675,050          475,154          332,236           95,479
                                           ----------       ----------       ----------       ----------

NET INVESTMENT INCOME                      $4,696,211       $1,260,626       $  981,381       $  266,695
                                           ==========       ==========       ==========       ==========


                       SEE NOTES TO FINANCIAL STATEMENTS

                            STATEMENTS OF OPERATIONS
                             YEAR ENDED MAY 31, 1998


                                                                RESERVE TAX-EXEMPT TRUST
                                -----------------------------------------------------------------------------------------
                                     MASSACHUSETTS          NEW JERSEY              OHIO               PENNSYLVANIA
                                          FUND                 FUND                 FUND*                  FUND*
                                          ----                 ----                 -----                  -----
INTEREST INCOME (NOTE 1)                $645,025            $1,384,900            $14,779                $331,243
                                        --------            ----------            -------                --------

EXPENSES (NOTE 2)
 Management fee                           91,116               197,592              1,915                  45,755
 Shareholder servicing,
 Administration and general
 Office expenses                          26,792                83,119                654                  17,536
 Distribution assistance (Note 3)          4,536                74,739                 27                  18,276
 Equipment expense                         4,851                10,977                 38                   2,811
 Professional fees                         3,480                 8,963                 66                   2,259
 Occupancy costs                           1,493                 3,831                 33                     901
 Stationery, printing and supplies         2,161                 8,408                 36                   1,370
 Trustee fees                                276                   669                  4                     160
 Other expenses                            2,777                 4,983              1,057                   2,442
                                           -----                 -----              -----                   -----
  Total Expenses                         137,482               393,281              3,830                  91,510
                                         -------               -------              -----                  ------

NET INVESTMENT INCOME                   $507,543              $991,619            $10,949                $239,733
                                        ========              ========            =======                ========

* The Pennsylvania and Ohio Tax-Exempt Funds commenced operations on September 12, 1997 and April 1, 1998, respectively.

                       STATEMENTS OF CHANGES IN NET ASSETS


                                                 RESERVE NEW YORK TAX-EXEMPT TRUST
                                                           NEW YORK FUND
                                                   -----------------------------
                                                   YEAR ENDED        YEAR ENDED
                                                   MAY 31, 1998     MAY 31, 1997
                                                   ------------     ------------
INCREASE (DECREASE) IN NET ASSETS
     FROM INVESTMENT OPERATIONS:
        Net investment income paid to
        shareholders as dividends (Note 1)        $  (4,696,211)   $  (3,838,918)
                                                  -------------    -------------
     FROM CAPITAL SHARE TRANSACTIONS
        (at net asset value of $1 per share):
        Net proceeds from sale of shares            748,322,717      676,647,327
        Net asset value of shares issued
           on reinvestment of dividends               4,696,211        3,838,918
                                                  -------------    -------------
           Subtotal                                 753,018,928      680,486,245
        Cost of shares redeemed                    (734,986,773)    (652,760,567)
                                                  -------------    -------------

     Net increase (decrease) in net assets
        derived from capital share transactions
        and from investment operations               18,032,155       27,725,678

NET ASSETS:
     Beginning of year                              153,180,084      125,454,406
                                                  -------------    -------------
     End of year                                  $ 171,212,239    $ 153,180,084
                                                  =============    =============

                                                                     RESERVE TAX-EXEMPT TRUST
                                                  --------------------------------------------------------------
                                                          CALIFORNIA FUND                  CONNECTICUT FUND
                                                  -----------------------------    -----------------------------
                                                   YEAR ENDED       YEAR ENDED      YEAR ENDED       YEAR ENDED
                                                  MAY 31, 1998     MAY 31, 1997    MAY 31, 1998     MAY 31, 1997
                                                  ------------     ------------    ------------     ------------
INCREASE (DECREASE) IN NET ASSETS
     FROM INVESTMENT OPERATIONS:
        Net investment income paid to
        shareholders as dividends (Note 1)       $  (1,260,626)   $    (498,099)   $    (981,381)   $    (797,967)
                                                 -------------    -------------    -------------    -------------
     FROM CAPITAL SHARE TRANSACTIONS
        (at net asset value of $1 per share):
        Net proceeds from sale of shares           332,373,143      153,856,260      141,307,597      104,926,291
        Net asset value of shares issued
           on reinvestment of dividends              1,260,626          498,099          981,381          797,967
                                                 -------------    -------------    -------------    -------------
           Subtotal                                333,633,769      154,354,359      142,288,978      105,724,258
        Cost of shares redeemed                   (297,653,453)    (136,013,932)    (138,998,804)    (107,029,059)
                                                 -------------    -------------    -------------    -------------

     Net increase (decrease) in net assets
        derived from capital share transactions
        and from investment operations              35,980,316       18,340,427        3,290,174       (1,304,801)

NET ASSETS:
     Beginning of year                              30,952,396       12,611,969       33,496,503       34,801,304
                                                 -------------    -------------    -------------    -------------
     End of year                                 $  66,932,712    $  30,952,396    $  36,786,677    $  33,496,503
                                                 =============    =============    =============    =============

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                RESERVE TAX-EXEMPT TRUST
                                                        --------------------------------------------------------------------
                                                                    FLORIDA FUND                     MASSACHUSETTS FUND
                                                        --------------------------------------------------------------------

                                                                          JUNE 24, 1996
                                                                         (COMMENCEMENT OF
                                                         YEAR ENDED    OPERATIONS) THROUGH      YEAR ENDED       YEAR ENDED
                                                        MAY 31, 1998       MAY 31, 1997        MAY 31, 1998     MAY 31, 1997
                                                        ------------       ------------        ------------     ------------
INCREASE (DECREASE) IN NET ASSET
FROM INVESTMENT OPERATIONS:
   Net investment income paid to
   shareholders as dividends (Note 1)                     $ (266,695)       $  (92,773)        $  (507,543)     $  (285,186)
                                                          ----------        ----------         -----------      -----------
  FROM CAPITAL SHARE TRANSACTIONS
   (at net asset value of $1 per share):
   Net proceeds from sale of shares                       99,350,457        38,626,682          72,967,159       52,472,123
   Net asset value of shares issued
   on reinvestment of dividends                              266,695            92,773             507,543          285,186
                                                          ----------        ----------         -----------      -----------
   Subtotal                                               99,617,152        38,719,455          73,474,702       52,757,309
   Cost of shares redeemed                               (92,909,297)      (34,610,071)        (61,126,323)     (48,678,063)
                                                         -----------       -----------         -----------      -----------

  Net increase in net assets
   derived from capital share transactions
   and from investment operations                          6,707,855         4,109,384          12,348,379        4,079,246

NET ASSETS:
  Beginning of year                                        4,109,384                 0          13,034,609        8,955,363
                                                          ----------        ----------         -----------      -----------
  End of year                                            $10,817,239        $4,109,384         $25,382,988      $13,034,609
                                                         ===========        ==========         ===========      ===========

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                      RESERVE TAX-EXEMPT TRUST
                                             --------------------------------------------------------------------------
                                                     NEW JERSEY FUND             OHIO FUND            PENNSYLVANIA FUND
                                             ----------------------------------------------------    ------------------

                                                                                   APRIL 1, 1998    SEPTEMBER 12, 1997
                                                                                  (COMMENCEMENT OF   (COMMENCEMENT OF
                                                  YEAR ENDED       YEAR ENDED    OPERATIONS THROUGH OPERATIONS THROUGH
                                                 MAY 31, 1998     MAY 31, 1997      MAY 31, 1998       MAY 31, 1998
                                                 ------------     ------------      ------------       ------------
INCREASE (DECREASE) IN NET ASSET
FROM INVESTMENT OPERATIONS:
   Net investment income paid to
   shareholders as dividends (Note 1)            $    (991,619)   $    (909,418)   $     (10,949)   $    (239,733)
                                                 -------------    -------------    -------------    -------------
  FROM CAPITAL SHARE TRANSACTIONS
   (at net asset value of $1 per share):
   Net proceeds from sale of shares                234,261,239      223,428,579        4,357,301       56,580,287
   Net asset value of shares issued
   on reinvestment of dividends                        991,619          909,418           10,949          239,733
                                                 -------------    -------------    -------------    -------------
   Subtotal                                        235,252,858      224,337,997        4,368,250       56,820,020
   Cost of shares redeemed                        (237,104,518)    (225,911,698)      (1,861,645)     (43,632,882)
                                                 -------------    -------------    -------------    -------------

  Net increase (decrease) in net assets
   derived from capital share transactions
   and from investment operations                   (1,851,660)      (1,573,701)       2,506,605       13,187,138

NET ASSETS:
  Beginning of year                                 39,452,100       41,025,801                0                0
                                                 -------------    -------------    -------------    -------------
  End of year                                    $  37,600,440    $  39,452,100    $   2,506,605    $  13,187,138
                                                 =============    =============    =============    =============

                 RESERVE NEW YORK TAX-EXEMPT TRUST ("NY TRUST")
           RESERVE TAX-EXEMPT TRUST (CALIFORNIA, CONNECTICUT, FLORIDA,
        MASSACHUSETTS, NEW JERSEY, OHIO AND PENNSYLVANIA FUNDS) ("TRUST")


        (THE NY TRUST AND TRUST ARE COLLECTIVELY REFERRED TO AS "TRUSTS")
                          NOTES TO FINANCIAL STATEMENTS


1.    SIGNIFICANT ACCOUNTING POLICIES:

      The Trusts are registered under the Investment Company Act of 1940 as nondiversified, open-end management investment companies. The policies summarized below are consistently followed in the preparation of their financial statements in conformity with generally accepted accounting principles.

      A. The Trust and NY Trust shares of beneficial interest authorized are unlimited. The Trust's shares are divided into eight series, California Fund, Connecticut Fund, Florida Fund, Interstate Fund, Massachusetts Fund, New Jersey Fund, Ohio Fund and Pennsylvania Fund. These financial statements and notes apply only to the California, Connecticut, Florida, Massachusetts, New Jersey, Ohio and Pennsylvania Funds of Reserve Tax-Exempt Trust and to the New York Fund of Reserve New York Tax-Exempt Trust.

      B. Securities are stated at value which represents cost plus interest accrued to date. Under Securities and Exchange Commission Rule 2a-7, the Trusts use amortized cost to value each Fund, by which investments are valued at cost and the difference between the cost of each instrument and its value at maturity is accrued into income on a straight line basis over the number of days to maturity, irrespective of intervening changes in interest rates or market values of investments. The maturity of floating or variable rate instruments in which the Trusts may invest will be deemed to be, for floating rate instruments (1) following, and for variable rate instruments the longer of (1) or (2) following: (1) the notice period required before the Fund is entitled to receive payment of the principal amount of the instrument; (2) the period remaining until the instrument's next rate adjustment, for purposes of Rule 2a-7 and for computing each portfolio's average weighted life to maturity.

      C. It is the Trusts' policy to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute all income to its shareholders. Accordingly, no Federal income tax provision is required.

      D. Investments are recorded as of the date of their purchase and sale. Interest income is determined on the basis of interest accrued, premium amortized, and discount accreted.

      E. Net investment income on investments is distributed to shareholders daily and automatically reinvested in additional shares.

      F. Each Fund is charged only for its direct or allocated (in proportion to net assets or number of shareholder accounts) share of expenses.

                 RESERVE NEW YORK TAX-EXEMPT TRUST ("NY TRUST")
           RESERVE TAX-EXEMPT TRUST (CALIFORNIA, CONNECTICUT, FLORIDA,
        MASSACHUSETTS, NEW JERSEY, OHIO AND PENNSYLVANIA FUNDS) ("TRUST")

        (THE NY TRUST AND TRUST ARE COLLECTIVELY REFERRED TO AS "TRUSTS")
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

2.    MANAGEMENT FEE, SHAREHOLDER SERVICING COSTS AND TRANSACTIONS WITH
      AFFILIATES:

      Reserve Management Company, Inc. ("RMCI") manages the Trusts' investments, effects purchases and sales thereof, and absorbs certain promotional expenses. For such services RMCI receives management fees from each Fund at an annual rate of .50% of the first $500 million, .475% of the next $500 million, .45% of the next $500 million, .425% of the next $500 million and .40% of any excess over $2 billion of the average daily closing net assets.

      Also, under the current Service Agreement, RMCI was reimbursed $477,246 (New York Fund), $130,447 (California Fund), $89,360 (Connecticut Fund), $24,900 (Florida Fund), $41,830 (Massachusetts Fund), $120,950 (New Jersey
      Fund), $1,888 (Ohio Fund) and $27,479 (Pennsylvania Fund) during the year ended May 31, 1998 for expenditures made on behalf of the Trusts for personnel, office space and equipment and shareholder accounting and administrative services, to conduct the Trusts' business. On May 31, 1998, the New York, California, Connecticut, Florida, Massachusetts, New Jersey, Ohio and Pennsylvania Funds had accrued expenses of $14,069, $5,500, $3,023, $889, $2,086, $3,090, $206 and $1,084, respectively, due to RMCI.

3.    DISTRIBUTION ASSISTANCE:

      Pursuant to a Distribution Plan, each Trust will make payments of up to .20% per annum of the average daily net assets of the Trust qualified shareholder accounts as to which the payee or RMCI has rendered assistance in distributing its shares.

4.    MANAGEMENT'S USE OF ESTIMATES:

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities on the dates of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates.

5.    INVESTMENT CONCENTRATION:

      The New York, California, Connecticut, Florida, Massachusetts, New Jersey, Ohio and Pennsylvania Tax-Exempt Funds invest substantially all of their assets in portfolios of tax-exempt debt obligations primarily consisting of issuers of each of the respective states. The issuers' abilities to meet their obligations may be affected by economic, regional or political developments. In order to reduce the credit risk associated with such factors, 67.80%, 72.18%, 53.81%, 83.99%, 52.25%, 65.07%, 71.81% and 58.58%
      of the New York, California, Connecticut, Florida, Massachusetts, New Jersey, Ohio and Pennsylvania Funds' investments, respectively, were backed by letters of credit, bond insurance of financial institutions and financial guaranty assurance agencies.

                 RESERVE NEW YORK TAX-EXEMPT TRUST ("NY TRUST")
           RESERVE TAX-EXEMPT TRUST (CALIFORNIA, CONNECTICUT, FLORIDA,
        MASSACHUSETTS, NEW JERSEY, OHIO AND PENNSYLVANIA FUNDS) ("TRUST")


        (THE NY TRUST AND TRUST ARE COLLECTIVELY REFERRED TO AS "TRUSTS")

6.    COMPONENTS OF NET ASSETS


      At May 31, 1998 the following funds had these components of net assets:

                                            NEW YORK   CALIFORNIA   CONNECTICUT    FLORIDA
                                         ------------  -----------  -----------  -----------
Par Value                                $    171,212  $    66,933  $    36,787  $    10,817
Paid-in-Capital                           171,041,027   66,865,779   36,749,890   10,806,422
                                         ------------  -----------  -----------  -----------
Net Assets                               $171,212,239  $66,932,712  $36,786,677  $10,817,239
                                         ============  ===========  ===========  ===========

                                          MASSACHUSETTS NEW JERSEY      OHIO       PENNSYLVANIA
                                          ------------- ----------   -----------   ------------
Par Value                                 $    25,383   $    37,600  $     2,507   $    13,187
Paid-in-Capital                            25,357,605    37,562,840    2,504,098    13,173,951
                                          -----------   -----------  -----------   -----------
Net Assets                                $25,382,988   $37,600,440  $ 2,506,605   $13,187,138
                                          ===========   ===========  ===========   ===========

                              ---------------------


                      FEDERAL TAX INFORMATION - (UNAUDITED)

The dividends distributed by each Fund are exempt interest dividends for Federal tax purposes.

                              ---------------------

                              FINANCIAL HIGHLIGHTS


                                                                          FOR FISCAL YEARS ENDED MAY 31,
                                 ---------------------------------------------------------------------------------------
NEW YORK TAX-EXEMPT FUND              1998             1997              1996               1995             1994
------------------------              ----             ----              ----               ----             ----
Net asset value, beginning of
  year                           $      1.0000     $      1.0000     $      1.0000     $      1.0000     $      1.0000
                                 -------------     -------------     -------------     -------------     -------------
Income from investment
  operations                             .0363             .0352             .0381             .0352             .0249
Expenses                                 .0095             .0105             .0105             .0099             .0099
                                 -------------     -------------     -------------     -------------     -------------
Net investment income (1)                .0268             .0247             .0276             .0253             .0150
Dividends from net investment
  income (1)                            (.0268)           (.0247)           (.0276)           (.0253)           (.0150)
                                 -------------     -------------     -------------     -------------     -------------

Net asset value, end of year     $      1.0000     $      1.0000     $      1.0000     $      1.0000     $      1.0000
                                 =============     =============     =============     =============     =============
Total Return                              2.68%             2.47%             2.76%             2.53%             1.50%

RATIOS/SUPPLEMENTAL DATA
Net assets in thousands,
  end of year                          171,212           153,180           125,454           152,906           148,387
Ratio of expenses to average
  net assets                               .94%             1.04%             1.04%              .98%              .98%
Ratio of net investment income
  to average net assets                   2.63%             2.43%             2.72%             2.48%             1.48%

                                                                 FOR FISCAL YEARS ENDED MAY 31,
                                 ---------------------------------------------------------------------------------------
NEW YORK TAX-EXEMPT FUND                1993              1992              1991              1990             1989
------------------------                ----              ----              ----              ----             ----
Net asset value, beginning of
  year                             $      1.0000     $      1.0000     $      1.0000     $      1.0000     $      1.0000
                                   -------------     -------------     -------------     -------------     -------------
Income from investment
  operations                               .0281             .0421             .0563             .0616             .0600
Expenses                                   .0103             .0104             .0105             .0100             .0103
                                   -------------     -------------     -------------     -------------     -------------
Net investment income (1)                  .0178             .0317             .0458             .0516             .0497
Dividends from net investment
  income (1)                              (.0178)           (.0317)           (.0458)           (.0516)           (.0497)
                                   -------------     -------------     -------------     -------------     -------------

Net asset value, end of year       $      1.0000     $      1.0000     $      1.0000     $      1.0000     $      1.0000
                                   =============     =============     =============     =============     =============
Total Return                                1.78%             3.17%             4.58%             5.16%             4.97%

RATIOS/SUPPLEMENTAL DATA
Net assets in thousands,
  end of year                            149,785           156,567           148,079           120,142            90,378
Ratio of expenses to average
  net assets                                1.02%             1.03%             1.01%              .98%             1.00%
Ratio of net investment income
  to average net assets                     1.76%             3.09%             4.43%             5.02%             4.86%

                                                                                                   OCTOBER 17, 1994
                                                                                                   (COMMENCEMENT OF
                                         YEAR ENDED         YEAR ENDED         YEAR ENDED         OPERATIONS) THROUGH
CALIFORNIA TAX-EXEMPT FUND              MAY 31, 1998       MAY 31, 1997       MAY 31, 1996           MAY 31, 1995
--------------------------              ------------       ------------       ------------           ------------

Net asset value, beginning of year          $1.0000             $1.0000          $1.0000                 $1.0000
                                            -------             -------          -------                 -------
Income from investment operations             .0358               .0341            .0379                   .0243
Expenses                                      .0098               .0102            .0106                   .0062
                                           --------            --------         --------                --------
Net investment income (1)                     .0260               .0239            .0273                   .0181
Dividends from net investment
  income (1)                                 (.0260)             (.0239)          (.0273)                 (.0181)
                                           ---------           ---------        ---------               ---------

Net asset value, end of year                $1.0000             $1.0000          $1.0000                 $1.0000
                                            =======             =======          =======                 =======
Total Return                                   2.60%               2.39%           2.73%                    1.81% (2)

RATIOS/SUPPLEMENTAL DATA
Net assets in thousands, end of
  year                                       66,933              30,952          12,612                   11,088
Ratio of expenses to average
  net assets                                    .96%               1.03%           1.04%                    1.02% (2)
Ratio of net investment income
  to average net assets                        2.55%               2.40%           2.67%                    2.95% (2)

                                               FOR FISCAL YEARS ENDED MAY 31,
                                -----------------------------------------------------------
CONNECTICUT TAX-EXEMPT FUND          1998       1997       1996      1995        1994
---------------------------          ----       ----       ----      ----        ----
Net asset value, beginning of
  year                             $1.0000    $1.0000    $1.0000   $1.0000      $1.0000
                                   -------    -------    -------   -------      -------
Income from investment
  operations                         .0358      .0341      .0368     .0352        .0250
Expenses                             .0091      .0098      .0102     .0098 (3)    .0086 (3)
                                   -------    -------    -------   -------      -------
Net investment income (1)            .0267      .0243      .0266     .0254        .0164
Dividends from net investment
  income (1)                        (.0267)    (.0243)    (.0266)   (.0254)      (.0164)
                                    ------     ------     ------    ------       ------

Net asset value, end of year       $1.0000    $1.0000    $1.0000   $1.0000      $1.0000
                                   =======    =======    =======   =======      =======
Total Return                          2.67%      2.43%      2.66%     2.54%        1.64%

RATIOS/SUPPLEMENTAL DATA
Net assets in thousands, end
  of year                           36,787     33,497     34,801    26,626      128,693
Ratio of expenses to average
  net assets                           .89%      0.97%      1.01%      .89%(3)      .85%(3)
Ratio of net investment income
  to average net assets               2.64%      2.39%      2.61%     2.33%        1.62%


                                                 FOR FISCAL YEARS ENDED MAY 31,
                                --------------------------------------------------------------------
CONNECTICUT TAX-EXEMPT FUND          1993         1992         1991          1990         1989
---------------------------          ----         ----         ----          ----         ----
Net asset value, beginning of
  year                             $1.0000       $1.0000      $1.0000      $1.0000      $1.0000
                                   -------       -------      -------      -------      -------
Income from investment
  operations                         .0269         .0400        .0534        .0615        .0604
Expenses                             .0087 (3)     .0091 (3)    .0086 (3)    .0083 (3)    .0086 (3)
                                   -------       -------      -------      -------      -------
Net investment income (1)            .0182         .0309        .0448        .0532        .0518
Dividends from net investment
  income (1)                        (.0182)       (.0309)      (.0448)      (.0532)      (.0518)
                                     -----      --------    ---------      -------      -------

Net asset value, end of year       $1.0000       $1.0000      $1.0000      $1.0000      $1.0000
                                    ======       =======      =======      =======      =======
Total Return                          1.82%         3.09%        4.48%        5.32%        5.18%

RATIOS/SUPPLEMENTAL DATA
Net assets in thousands, end
  of year                          157,115       191,101      241,790      314,489      247,929
Ratio of expenses to average
  net assets                           .86%(3)       .90% (3)     .85% (3)     .81% (3)     .84% (3)
Ratio of net investment income
  to average net assets               1.81%         3.05%        4.41%        5.17%        5.05%

                                                                                   JUNE 24, 1996
                                                                                 (COMMENCEMENT OF
                                                        YEAR END                OPERATIONS) THROUGH
FLORIDA TAX-EXEMPT FUND                               MAY 31, 1998                 MAY 31, 1997
-----------------------                               ------------                 ------------

Net asset value, beginning of year                      $1.0000                       $1.0000
                                                       --------                      --------
Income from investment operations                         .0366                         .0321
Expenses                                                  .0097                         .0093
                                                       --------                      --------
Net investment income (1)                                 .0269                         .0228
Dividends from net investment income (1)                 (.0269)                       (.0228)
                                                       ---------                     ---------

Net asset value, end of year                            $1.0000                       $1.0000
                                                        =======                       =======
Total Return                                               2.69%                         2.42% (2)

RATIOS/SUPPLEMENTAL DATA
Net assets in thousands, end of year                     10,817                         4,109
Ratio of expenses to average net assets                     .94%                         1.04% (2)
Ratio of net investment income to
  average net assets                                       2.62%                         2.39% (2)


                                                    FOR FISCAL YEARS ENDED MAY 31,
                                -----------------------------------------------------------------------



MASSACHUSETTS TAX-EXEMPT FUND       1998         1997           1996          1995         1994
-----------------------------       ----         ----           ----          ----         ----

Net asset value, beginning of
  year                            $1.0000       $1.0000       $1.0000        $1.0000      $1.0000
                                  -------       -------       -------        -------      -------
Income from investment
  operations                        .0361         .0338         .0362          .0335        .0227
Expenses                            .0077         .0079 (3)     .0086 (3)      .0070 (3)    .0052 (3)
                                  -------       -------       -------        -------      -------
Net investment income (1)           .0284         .0259         .0276          .0265        .0175
Dividends from net investment
  income (1)                       (.0284)       (.0259)       (.0276)        (.0265)      (.0175)
                                  -------       -------       -------        -------      -------

Net asset value, end of year      $1.0000       $1.0000       $1.0000        $1.0000      $1.0000
                                  =======       =======       =======        =======      =======
Total Return                         2.84%         2.59%         2.76%          2.65%        1.75%

RATIOS/SUPPLEMENTAL DATA
Net assets in thousands, end
  of year                          25,383        13,035         8,955         10,169       14,824
Ratio of expenses to average
  net assets                          .75%          .79%(3)       .84% (3)       .69% (3)     .51% (3)
Ratio of net investment
  income to average net assets       2.78%         2.58%         2.71%          2.60%        1.73%



                                               FOR FISCAL YEARS ENDED MAY 31,
                                ------------------------------------------------------------
                                                                          JANUARY 22, 1990
                                                                          (COMMENCEMENT OF
                                                                         OPERATIONS) THROUGH
MASSACHUSETTS TAX-EXEMPT FUND     1993          1992           1991          MAY 31, 1990
-----------------------------     ----          ----           ----          ------------

Net asset value, beginning of
  year                           $1.0000       $1.0000        $1.0000              $1.0000
                                 -------       -------        -------              -------
Income from investment
  operations                       .0257         .0386          .0551                .0209
Expenses                           .0048 (3)     .0045 (3)      .0032 (3)            .0010
                                 -------      --------       --------             --------
Net investment income (1)          .0209         .0341          .0519                .0199
Dividends from net investment
  income (1)                      (.0209)       (.0341)        (.0519)              (.0199)(4)
                                 -------      --------       --------             --------

Net asset value, end of year     $1.0000       $1.0000        $1.0000              $1.0000
                                 =======       =======        =======              =======
Total Return                        2.09%         3.41%          5.19%                5.59%(2)

RATIOS/SUPPLEMENTAL DATA
Net assets in thousands, end
  of year                         13,305         7,186          4,652                2,140
Ratio of expenses to average
  net assets                         .46% (3)      .44% (3)       .30% (3)             .29%(2)
Ratio of net investment
  income to average net assets      2.04%         3.28%          4.79%                5.53%(2)

                                                                             OCTOBER 17, 1994
                                                                             (COMMENCEMENT OF
                                 YEAR ENDED    YEAR ENDED     YEAR ENDED    OPERATIONS) THROUGH
NEW JERSEY TAX-EXEMPT FUND      MAY 31, 1998   MAY 31, 1997   MAY 31, 1996      MAY 31, 1995
--------------------------      ------------   ------------   ------------      ------------

Net asset value, beginning of
  year                             $1.0000       $1.0000        $1.0000            $1.0000
                                   -------       -------        -------            -------
Income from investment
  operations                         .0354         .0343          .0369              .0330
Expenses                             .0100         .0107          .0106              .0087 (3)
                                   -------       -------        -------            -------
Net investment income (1)            .0254         .0236          .0263              .0243
Dividends from net investment
  income(1)                         (.0254)       (.0236)        (.0263)            (.0243)
                                   -------       -------        -------            -------

Net asset value, end of year       $1.0000       $1.0000        $1.0000            $1.0000
                                   =======       =======        =======            =======
Total Return                          2.54%         2.36%          2.63%              2.43%(2)

RATIOS/SUPPLEMENTAL DATA

Net assets in thousands, end
  of year                           37,600        39,452         41,026             21,607
Ratio of expenses to average
  net assets                           .99%         1.06%          1.04%              1.01%(2)(3)
Ratio of net investment income
  to average net assets               2.50%         2.33%          2.59%              2.82%(2)


                                    APRIL 1, 1998
                                   (COMMENCEMENT OF
                                 OPERATIONS) THROUGH
OHIO TAX-EXEMPT FUND                 MAY 31, 1998
--------------------                 ------------

Net asset value, beginning of
  year                                  $1.0000
                                        -------
Income from investment
  operations                              .0065
Expenses                                  .0017
                                        -------
Net investment income (1)                 .0048
Dividends from net investment
  income (1)                             (.0048)
                                        -------

Net asset value, end of year            $1.0000
Total Return                               2.87% (2)
                                        =======

RATIOS/SUPPLEMENTAL DATA
------------------------

Net assets in thousands, end
  of year                                 2,507
Ratio of expenses to average
  net assets                               1.00% (2)
Ratio of net investment income
  to average net assets                    2.86% (2)

                                    SEPTEMBER 12, 1997
                                     (COMMENCEMENT OF
                                   OPERATIONS) THROUGH
PENNSYLVANIA TAX-EXEMPT FUND           MAY 31, 1998
----------------------------           ------------

Net asset value, beginning of
  year                                    $1.0000
                                          -------
Income from investment operations           .0261
Expenses                                    .0072
                                          -------
Net investment income (1)                   .0189
Dividends from net investment
  income (1)                               (.0189)
                                          -------

Net asset value, end of year              $1.0000
                                          =======
Total Return                                 2.64% (2)

RATIOS/SUPPLEMENTAL DATA

Net assets in thousands, end of
  year                                     13,187
Ratio of expenses to average
  net assets                                 1.00% (2)
Ratio of net investment income
  to average net assets                      2.62% (2)

(1)   Based on compounding of daily dividends. Not indicative of future results.
(2)   Annualized.
(3) During these periods the Manager waived all or a portion of fees and expenses. If there were no reductions in expenses, the actual expenses for the Connecticut Fund would have been .10% higher and the actual expenses for the Massachusetts Fund from inception through May 31, 1997, would have been .83% for these periods and .01% higher for the New Jersey Fund.
(4)   .01(cent) per share represents distributions of taxable income.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and the Board of Trustees of Reserve Tax-Exempt Trust - Interstate Tax-Exempt Fund:

   In our opinion, the accompanying statement of net assets and the related statement of operations and the statements of changes in net assets and financial highlights present fairly, in all material respects, the financial position of Interstate Tax Exempt Fund (one of the eight series constituting Reserve Tax-Exempt Trust) at May 31, 1998, the results of its operations for the year then ended , the changes in each of its net assets for each of the 2 years then ended and the financial highlights for each of the periods presented in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


                                                    PRICEWATERHOUSECOOPERS LLP


NEW YORK,
NY JULY 24, 1998